Dyax Corp. has requested that portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Exhibit 10.19
CONFIDENTIAL DOCUMENT

EXECUTION VERSION

LOAN AGREEMENT

Dated as of December 29, 2011

Between

LFRP INVESTORS, L.P.,

as Lender,

and

DYAX CORP.,

as Borrower

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

TABLE OF CONTENTS

Page

ARTICLE I	CERTAIN DEFINITIONS	1

SECTION 1.01.	Definitions	1

SECTION 1.02.	Interpretation; Headings	17

ARTICLE II	COMMITMENT; DISBURSEMENT; FEES	18

SECTION 2.01.	Commitment to Lend and Borrow	18

SECTION 2.02.	Notice of Borrowing	18

SECTION 2.03.	Disbursement and Borrowing	19

SECTION 2.04.	Commitment Not Revolving	19

ARTICLE III	REPAYMENT	19

SECTION 3.01.	Amortization	19

SECTION 3.02.	Optional Prepayment; Mandatory Prepayment	20

SECTION 3.03.	Illegality	21

ARTICLE IV	INTEREST; EXPENSES	21

SECTION 4.01.	Interest Rate	21

SECTION 4.02.	Lockbox Account	23

SECTION 4.03.	Interest on Late Payments	25

SECTION 4.04.	Initial Expenses	25

SECTION 4.05.	Administration and Enforcement Expenses	25

ARTICLE V	TAXES	26

SECTION 5.01.	Taxes	26

SECTION 5.02.	Receipt of Payment	27

SECTION 5.03.	Other Taxes	27

SECTION 5.04.	Indemnification	27

SECTION 5.05.	Loans Treated As Indebtedness	27

SECTION 5.06.	Registered Obligation	28

ARTICLE VI	PAYMENTS; COMPUTATIONS	28

SECTION 6.01.	Making of Payments	28

SECTION 6.02.	Setoff or Counterclaim	29

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

-i-

Page

ARTICLE VII	CLOSING DOCUMENTATION	29

SECTION 7.01.	Tranche A Loan Closing Documentation	29

SECTION 7.02.	Tranche B Funding Documentation	30

SECTION 7.03.	Payoff Letter, Etc	32

ARTICLE VIII	REPRESENTATIONS AND WARRANTIES	32

SECTION 8.01.	Representations and Warranties of Borrower	32

SECTION 8.02.	Survival of Representations and Warranties	40

ARTICLE IX	AFFIRMATIVE COVENANTS	41

SECTION 9.01.	Maintenance of Existence	41

SECTION 9.02.	Use of Proceeds	41

SECTION 9.03.	Financial Statements and Information	41

SECTION 9.04.	Books and Records	42

SECTION 9.05.	Inspection Rights; Access	42

SECTION 9.06.	Maintenance of Insurance and Properties	42

SECTION 9.07.	Governmental Authorizations	43

SECTION 9.08.	Compliance with Laws and Contracts	43

SECTION 9.09.	Plan Assets	43

SECTION 9.10.	Notices	43

SECTION 9.11.	Payment of Taxes	44

SECTION 9.12.	Waiver of Stay, Extension or Usury Laws	44

SECTION 9.13.	Additional Covenants of Borrower	44

SECTION 9.14.	[*****]	44

SECTION 9.15.	Further Assurances	44

SECTION 9.16.	Termination of Existing Loan Agreement; Collateral	45

ARTICLE X	NEGATIVE COVENANTS	47

SECTION 10.01.	Activities of Borrower	47

SECTION 10.02.	Merger; Sale of Assets	47

SECTION 10.03.	Liens	48

SECTION 10.04.	Investment Company Act	49

SECTION 10.05.	Limitation on Additional Indebtedness	49

SECTION 10.06.	Limitation on Transactions with Controlled Affiliates	50

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

-ii-

Page

SECTION 10.07.	ERISA	50

SECTION 10.08.	Restricted Payments	51

SECTION 10.09.	Prepayment of Indebtedness	51

ARTICLE XI	EVENTS OF DEFAULT	52

SECTION 11.01.	Events of Default	52

SECTION 11.02.	Default Remedies	54

SECTION 11.03.	Right of Set-off; Sharing of Set-off	55

SECTION 11.04.	Rights Not Exclusive	55

ARTICLE XII	INDEMNIFICATION	55

SECTION 12.01.	Funding Losses	55

SECTION 12.02.	[Reserved]	55

SECTION 12.03.	Other Losses	56

SECTION 12.04.	Assumption of Defense; Settlements	56

ARTICLE XIII	MISCELLANEOUS	57

SECTION 13.01.	Assignments	57

SECTION 13.02.	[Reserved]	58

SECTION 13.03.	Successors and Assigns	58

SECTION 13.04.	Notices	58

SECTION 13.05.	Entire Agreement	60

SECTION 13.06.	Modification	60

SECTION 13.07.	No Delay; Waivers; etc	60

SECTION 13.08.	Severability	60

SECTION 13.09.	Determinations	61

SECTION 13.10.	Replacement of Note	61

SECTION 13.11.	Governing Law	61

SECTION 13.12.	Jurisdiction	61

SECTION 13.13.	Waiver of Jury Trial	61

SECTION 13.14.	Waiver of Immunity	61

SECTION 13.15.	Counterparts	61

SECTION 13.16.	Limitation on Rights of Others	62

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

-iii-

Page

SECTION 13.17.	No Partnership	62

SECTION 13.18.	Survival	62

SECTION 13.19.	Patriot Act Notification	62

ARTICLE XIV	SUBORDINATION	62

SECTION 14.01.	Obligations Subordinated to Indebtedness Under the Existing Loan Agreement	62

SECTION 14.02.	No Payment on Obligations in Certain Circumstances; Payment Held in Trust	62

SECTION 14.03.	Payment Over of Proceeds upon Dissolution, Etc	63

SECTION 14.04.	Subrogation	63

SECTION 14.05.	Obligations of Borrower Unconditional	64

SECTION 14.06.	Reliance on Judicial Order or Certificate of Liquidating Agent	64

SECTION 14.07.	Lender’s Relation to Senior Indebtedness	65

SECTION 14.08.	This Section Not To Prevent Events of Default	65

-iv-

Exhibits
Exhibit A	Form of Business Report
Exhibit B	Form of Lockbox Agreement
Exhibit C	Form of Quarterly Report
Exhibit D	Form of Security Agreement
Exhibit E	Form of Tranche A Note
Exhibit F	Form of Tranche B Note
Exhibit G	Form of Notice of Borrowing
Exhibit H	Lockbox Instructions
Exhibit I-1	Form of Closing Date Edwards Wildman Palmer LLP Opinion
Exhibit I-2	Form of Tranche B Closing Date Edwards Wildman Palmer LLP Opinion
Exhibit J	Form of Wolf, Greenfield & Sacks, P.C. Opinion
Exhibit K	Form of Lando & Anastasi, LLP Opinion
Exhibit L	Form of Payoff Letter
Exhibit M	Form of Assignment and Acceptance

Schedules
Schedule A	[*****]
Schedule B	[*****]
Schedule C	[*****]
Schedule D	[*****]
Schedule 8.01(k)	Indebtedness
Schedule 8.01(m)	Subsidiaries
Schedule 8.01(r)(i)	LFRP Joint Patents Owned by Borrower
Schedule 8.01(r)(ii)	[*****]
Schedule 8.01(t)	Borrower’s Principal Place of Business and Chief Executive Office
Schedule 8.01(u)(ii)	All LFRP Patents
Schedule 8.01(u)(iii)	[*****]
Schedule 8.01(u)(iv)	[*****]
Schedule 8.01(u)(vii)	[*****]
Schedule 8.01(u)(viii)	[*****]
Schedule 8.01(u)(ix)	[*****]
Schedule 8.01(u)(x)	[*****]
Schedule 8.01(u)(xi)	[*****]
Schedule 8.01(v)(i)	[*****]
Schedule 8.01(v)(iii)	[*****]
Schedule 8.01(v)(v)	[*****]
Schedule 8.01(v)(vi)	[*****]
Schedule 8.01(v)(vii)	[*****]
Schedule 8.01(v)(viii)	[*****]
Schedule 8.01(v)(x)	[*****]
Schedule 8.01(v)(xi)	[*****]
Schedule 8.01(w)	[*****]
Schedule 10.03(a)	[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

-v-

This LOAN AGREEMENT (the “Agreement”), dated as of December 29, 2011, is entered into by and between LFRP INVESTORS, L.P., a Delaware limited partnership (the “Lender”), as Lender, and DYAX CORP., a Delaware corporation, as Borrower.  The Lender and Borrower are hereinafter referred to collectively as the “Parties” or individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Borrower desires to borrow from the Lender and the Lender desires to lend to Borrower, the Loans;

WHEREAS, on the terms and subject to the conditions set forth herein, Borrower shall borrow from the Lender and the Lender shall lend to Borrower (i) the Tranche A Loan on the Closing Date and (ii) the Tranche B Loan on the Tranche B Closing Date;

Borrower is the owner of the LFRP Intellectual Property (as hereinafter defined) with respect to the LFRP (as hereinafter defined);

WHEREAS, Borrower has the right to payments under the License Agreements (as hereinafter defined); and

WHEREAS, Borrower will use the net proceeds from the Tranche A Loan and the Tranche B Loan in accordance with Section 9.02.

NOW, THEREFORE, in consideration of the mutual promises of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by the Parties as follows:

ARTICLE I
CERTAIN DEFINITIONS

SECTION 1.01. Definitions.  As used herein:

“Affiliate” means any Person that controls, is controlled by, or is under common control with another Person.  For purposes of this definition, “control” shall mean (i) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (ii) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

“Agreement” means this Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time).

“Applicable Included Receipts” means (i) prior to September 30, 2016, the sum of (a) 75.0% of the first $15.0 million in annual Included Receipts, (b) 25.0% of annual Included Receipts greater than $15.0 million and (ii) after September 30, 2016, 90.0% of all Included Receipts until the later of the Maturity Date and the complete amortization of the Loans under Section 3.01.  “Applicable Included Receipts” shall exclude FTE Payments so long as the aggregate principal amount of the Loans prepaid pursuant to Section 3.01(a) exceeds the aggregate principal amount, if any, added to the Loans pursuant to Sections 4.01(a) and 4.01(b) (as calculated on an annual basis for each calendar year) which shall be determined at the end of any applicable calendar year and shall be applied to amortization in accordance with Section 3.01(a); provided that Borrower may, at its option, include such costs in Applicable Included Receipts on a quarterly basis to pay scheduled amortization in accordance with Section 3.01(a).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Assignee” has the meaning specified in Section 13.01(b).

“Assignment and Acceptance” has the meaning specified in Section 13.01(c).

“Borrower” means Dyax Corp.

“Borrower Documents” means the certificate of incorporation of Borrower certified by the Delaware Secretary of State and the by-laws of Borrower (and any similar documentation of any Subsidiary of Borrower which becomes party to the Loan Documents).

“Business Day” means any day, except a Saturday, Sunday or other day on which commercial banks in New York are required or authorized by law to close.

“Business Report” means a report in a form agreed upon between the parties and based on Exhibit A, providing information on current activities relating to the licensing of the LFRP Intellectual Property as part of the LFRP.

“Capital Stock” of any Person means any and all shares, interests, ownership interest units, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

[*****]

“[*****] Agreement” means the [*****]Agreement dated [*****]between [*****] and Borrower.

“[*****]Payments” means the specified payments that become due and payable to [*****] pursuant to the [*****] Agreement, as further described in Schedule 8.01(r)(ii).

“Change of Control” means:

                (i)the acquisition by any Person or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (other than any trustee or other fiduciary holding securities under an employee benefit plan of Borrower or any entity controlled, directly or indirectly, by Borrower) of beneficial ownership of any capital stock of Borrower, if after such acquisition, such Person or group would be the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Borrower representing more than fifty percent (50%) of the combined voting power of Borrower then outstanding securities entitled to vote generally in the election of directors; or

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

                (ii)during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Borrower (together with any new directors (other than a director designated by a Person who has entered into an agreement with Borrower to effect a transaction described in clause (i) or (ii) of this definition of “Change of Control”), whose election by such Board of Directors or nomination for election by Borrower’s shareholders, as applicable, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board of Directors of Borrower then in office.

“Closing Date” means December 29, 2011.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Development Agreement” means any agreement between Borrower and/or any of its Subsidiaries and one or more third parties relating to the discovery, research, development, manufacturing or commercialization of a product or compound (whether or not derived from phage display) (i) which would be commonly viewed in the industry as being a co-development agreement, (ii) under which Borrower and/or any of its Subsidiaries takes a substantially different commercial role than under an agreement forming part of the LFRP and (iii) which has two or more of the following aspects:  (A) shared ownership of product-related intellectual property or sole ownership of product-related intellectual property by one party with an exclusive license to the product-related intellectual property to the other party, (B) shared management control over product development, (C) shared financial obligations, and/or (D) shared commercialization rights to the product.  Schedule A sets forth a complete list of Co-Development Agreements in existence as of the Closing Date.

“Co-Developed Product” means any product or compound (whether or not derived from phage display) which is the subject of a Co-Development Agreement and in relation to which Borrower has committed on a contingent or non-contingent basis its own financial resources and/or has committed non-reimbursed human resources to discover, research, develop, manufacture or commercialize such product or compound.

“Collateral” means, at and after the time at which Borrower executes and delivers the Security Agreement, the meaning specified in the Security Agreement, and prior thereto, the Loan Collateral.

“Company Concentration Account” means a segregated account established and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement.  The Company Concentration Account shall be the account into which funds in the Lockbox Account which are payable to Borrower pursuant to this Agreement are swept in accordance with the terms of this Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Company LFRP Methods and Libraries” shall have the meaning set forth in Section 8.01(u)(iii).

“Confidentiality Agreement” means that certain confidentiality agreement, dated December 3, 2010, between Borrower and Lender’s affiliate, Cowen Healthcare Royalty Management, LLC.

“Contract” has the meaning specified in Section 8.01(e).

“Contract Party” means any party to a License Agreement or In License.

“Controlled Affiliate” with respect to any Person means any Person directly or indirectly controlling, controlled by or under common control with, such Person.  For the purposes of this Agreement, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Default” means any condition or event which constitutes an Event of Default or which, with the giving of notice or the lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means, for any period for which an amount is overdue, a rate per annum equal for each day in such period to the lesser of (i) 2% plus the rate otherwise applicable to the Loans as provided the Section 4.01 and (ii) the maximum rate of interest permitted under applicable Law.

“Deficiency Amount” has the meaning specified in Section 4.01(b).

“Discrepancy Notice” has the meaning specified in Section 4.02(e).

“Dispute” has the meaning specified in Section 8.01(u)(ix).

“Disqualified Capital Stock” of any Person means any class of Capital Stock of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the date which is 91 days after the final maturity date of the Loans; provided, however, that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock that are not Disqualified Capital Stock, and that is not convertible, puttable or exchangeable for Disqualified Capital Stock or Indebtedness, will not be deemed to be Disqualified Capital Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock that are not Disqualified Capital Stock.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Dollars” or “$” means lawful money of the United States of America.

“Duplicate Libraries” has the meaning specified in Section 9.16(b)(x).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” at any time means each trade or business (whether or not incorporated) that would, at any time, be treated, together with Borrower or any of their respective Subsidiaries, as a single employer under Title IV or Section 302 of ERISA or Section 412 of the Code.

“Event of Default” has the meaning specified in Section 11.01.

“Exchange Act” means the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

“Excluded Agreements” means Co-Development Agreements, Internally Developed Product Agreements and Licensed Product Agreements.  Schedule B sets forth a complete list of all Excluded Agreements in existence as of the Closing Date.

“Excluded Payments” means (i) payments under any Excluded Agreement or (ii) payments relating to or arising out of any activities relating to the research, development, manufacturing or commercialization of any Excluded Product.

“Excluded Product” means any product or compound (whether or not derived from phage display) which, at any point, was, is or becomes included in Borrower’s “pipeline” as an internal product candidate.  An Excluded Product is either an Internally Developed Product, an In-Licensed Product or a Co-Developed Product.  Schedule B sets forth a complete list of all Excluded Products in existence as of the Closing Date.  Notwithstanding the foregoing, Borrower acknowledges and agrees that under the terms of certain License Agreements, Contract Parties and their sublicensees may develop products that are the same as or similar to Excluded Products and that such same or similar products shall be not be considered Excluded Products under this Agreement.

“Excluded Taxes” means (i) any Taxes imposed on (or measured by) net income (including branch profits Taxes) of the Lender, or any franchise or similar Taxes imposed in lieu thereof, by any Governmental Authority or taxing authority by the jurisdiction under the laws of which the Lender is organized or any jurisdiction in which the Lender is a resident, has an office, conducts business or has another connection and (ii) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender (a) under law in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new Office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 5.01(a) or (b) that is attributable to such Foreign Lender’s failure to comply with Section 5.01(b).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Existing Loan” means Indebtedness of the Borrower incurred pursuant to the Existing Loan Agreement.

“Existing Loan Agreement” means the Amended and Restated Loan Agreement, dated as of March 18, 2009, by and between Borrower and Vanderbilt Royalty Sub L.P. (assignee of Cowen Healthcare Royalty Partners, L.P.).

“Existing Loan Collateral” means “Collateral” (as such term is defined in the Existing Security Agreement).

“Existing Loan Prepayment Amount” means, on any date of determination, the amount that is required to repay in full all principal, interest, premium, if any, and other amounts outstanding or otherwise payable under the Existing Loan Agreement on such date.

"Existing Loan Prepayment Date" means the date on which the Existing Loan shall cease to be outstanding or the Existing Loan Agreement shall cease to be in full force and effect.

“Existing Loan Security Agreement” means the Security Agreement, dated as of August 5, 2008, as amended and restated as of March 18, 2009, between Vanderbilt Royalty Sub L.P. (as assignee of Cowen Healthcare Royalty Partners, L.P.) and Borrower.

“FDA” means the United States Food and Drug Administration.

“Financial Statements” means, (i) as of the Closing Date, the consolidated balance sheets of Borrower and its Subsidiaries, audited at December 31, 2008, December 31, 2009 and December 31, 2010 and the related consolidated statements of operations and comprehensive loss, cash flows and changes in stockholders’ equity of Borrower and its Subsidiaries audited for the years ended December 31, 2008, December 31, 2009 and December 31, 2010, and the accompanying footnotes thereto, as filed with the SEC, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained therein, and (ii) as of the Tranche B Closing Date, the consolidated balance sheets of Borrower and its Subsidiaries, audited at December 31, 2009, December 31, 2010 and December 31, 2011 and the related consolidated statements of operations and comprehensive loss, cash flows and changes in stockholders’ equity of Borrower and its Subsidiaries audited for the years ended December 31, 2009, December 31, 2010 and December 31, 2011, and the accompanying footnotes thereto, as filed with the SEC, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained therein.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Foreign Lender” has the meaning specified in Section 5.01(c).

“FTE” means a full-time equivalent included in FTE Payment costs.

“FTE Payments” means all amounts received from a Contract Party under any License Agreement in payment for services relating specifically to Borrower’s and/or any of its Subsidiaries’ costs (or estimated costs) for the discovery, research and/or development of peptides, proteins and antibodies as reasonably calculated based on the subsidization of the full cost of personnel measured in full time equivalents, other comparable cost-based measures or any combination of the foregoing.  For the avoidance of doubt, FTE Payments shall not include any technical milestones that relate specifically to the completion of services, or other related events.

“Funded Research Agreements” has the meaning specified in the definition of License Agreement.

“Future Licenses” means any License Agreement entered into by Borrower and/or any of its Subsidiaries after the date hereof with any other Person, as the same may be amended, supplemented or otherwise modified from time to time.

“GAAP” means the generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

“Gross Payments” means all Royalties arising under or payable with respect to any License Agreement or In License and any collections, recoveries, payments or other compensation made in lieu thereof and any amounts paid or payable to Borrower and/or any of its Subsidiaries in respect of any License Agreement or In License pursuant to Section 365(n) of the United States Bankruptcy Code.  For the avoidance of doubt, the parties acknowledge and agree that Gross Payments shall specifically exclude all Excluded Payments.

“Guarantee” means, as to any Person:  (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“In-Licensed Product” means any product or compound (whether or not derived from phage display) in relation to which Borrower expends a substantial amount of the financial resources to used to discover, research, and develop or commercialize such product or compound, and to which Borrower acquired rights to discover, research, develop, manufacture or commercialize such product or compound (i) under a Licensed Product Agreement or (ii) under an option or similar provision expressly included within any License Agreement where the economic terms applicable to such provision are consistent with Borrower's past practices and would be recognized in the industry as being a bona fide payment for rights.

“In Licenses” means any existing or future agreement pursuant to which Borrower and/or any of its Subsidiaries obtains rights to LFRP Intellectual Property or other rights used in the LFRP.

“Included Receipts” means (a) the Gross Payments less (b) [*****]Payments and Reimbursement Payments, from the first day of the fiscal quarter of Borrower in which the Closing Date occurs; provided that for the first fiscal quarter after the Closing Date the “Included Receipts” were prorated by dividing such Included Receipts by 90 and multiplying by the number of days from and including the Closing Date through the end of such quarter.

“Indebtedness” with respect to any Person means any amount (absolute or contingent) payable by such Person as debtor, borrower, issuer, guarantor or otherwise (i) pursuant to an agreement or instrument involving or evidencing money borrowed, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase, (ii) pursuant to a lease with substantially the same economic effect as any such agreement or instrument, (iii) pursuant to any equity interest with a mandatory obligation to repurchase, (iv) pursuant to indebtedness of a third party secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on assets owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, (v) pursuant to an interest rate protection agreement, foreign currency exchange agreement or other hedging arrangement, (vi) pursuant to a letter of credit issued for the account of such Person, or (vii) all Guarantees with respect to Indebtedness of the types specified in clauses (i) through (vi) above of another Person.  For the avoidance of doubt, the Indebtedness of any Person shall include the Indebtedness of any other entity to the extent such Person is directly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses actually incurred by Indemnitees in enforcing the indemnity provided herein), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations), on common law or equitable cause or on contract or otherwise, imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Indemnified Taxes” has the meaning specified in Section 5.01(a).

“Indemnitee” has the meaning specified in Section 12.03(a).

“Independent Accountants” has the meaning specified in 4.02.

“Insurance Providers” has the meaning specified in Section 9.06.

“Interest Payment Date” means quarterly on January 15, April 15, July 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, beginning on January 15, 2012.

“Internally Developed Product” means any product or compound or molecule which was independently identified by Borrower using its own financial and/or human resources, the intellectual property to which product or compound is owned by Borrower and/or any of its Subsidiaries.

“Internally Developed Product Agreement” means any agreement between Borrower and/or any of its Subsidiaries and one or more third parties pursuant to which Borrower and/or any of its Subsidiaries grants a third party(ies) a license, or an option to obtain a license, to research, develop and/or commercialize one or more Internally Developed Products, with or without its phage display technology and/or library.

“Knowledge” means, with respect to Borrower, as applicable, the knowledge of an officer or senior manager or other person with similar responsibility, regardless of title, of Borrower and/or any of its Subsidiaries relating to a particular matter; provided, however, that a person charged with responsibility for the aspect of the business relevant or related to the matter at issue shall be deemed to have knowledge of a particular matter if, in the prudent exercise of his or her duties and responsibilities in the ordinary course of business, such person should have known of such matter.

“Law” means any federal, state, local or foreign law, including common law, and any regulation, rule, requirement, policy, judgment, order, writ, decree, ruling, award, approval, authorization, consent, license, waiver, variance, guideline or permit of, or any agreement with, any Governmental Authority.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Lender” means the Lender (as defined in the first paragraph hereof) and any assignee under Section 13.01(b).

“Lender Bank Account” means (i) with respect to LFRP Investors, L.P., its account at JP Morgan Chase Bank, N.A. and (ii) with respect to any Assignee which has delivered or caused to be delivered to Borrower an Assignment and Acceptance in accordance with Section 13.01(c), the account set forth in such Assignment and Acceptance (or any other account for which Assignee has provided written notice to Borrower).

“Lender Concentration Account” means a segregated account established for the benefit of the Lender and maintained at the Lockbox Bank pursuant to the terms of the Lockbox Agreement and this Agreement.  The Lender Concentration Account shall be the account into which the funds held in the Lockbox Account which are payable to the Lender pursuant to this Agreement are swept in accordance with the terms of this Agreement and the Lockbox Agreement.

“LFRP” means the program under which Borrower and any of its Subsidiaries enters into License Agreements pursuant to which third parties are granted rights to the LFRP Patents, alone or in combination with LFRP Technology where the purpose is to generate revenue for Borrower and/or any of its Subsidiaries by (i) licensing to a third party rights to use the LFRP Patents and/or the LFRP Technology to identify, isolate, research and/or develop antibodies, peptides and/or proteins, or (ii) performing research on behalf of third parties to identify, isolate, research and/or develop antibodies, peptides and/or proteins.

“LFRP Intellectual Property” means:

                (i)the LFRP Patents and LFRP Technology; and

                (ii)all know-how, materials, trademarks, service marks, trade names and goodwill associated therewith, trade secrets, data, formulations, processes, franchises, inventions, software, copyrights, and all other technology and intellectual property (including biological materials), and all registrations of any of the foregoing, or applications therefor, that are (a) owned by, controlled by, issued to, licensed to, licensed by Borrower and any of its Subsidiaries and (b) necessary to the performance of the LFRP as presently conducted by Borrower and any of its Subsidiaries or as conducted by Borrower and any of its Subsidiaries as of the Closing Date or during the term of the Loans.

“LFRP Know-How” means any biological material, know-how, data, technical or other information related to the LFRP Patents and/or LFRP Libraries that is owned or controlled by Borrower and any of its Subsidiaries as described in Schedule C hereto, together with all updates and improvements provided under any Library License Agreements as of the Closing Date or during the term of the Loans.

“LFRP Libraries” means Borrower’s and/or any of its Subsidiaries’ [*****], Borrower’s and/or any of its Subsidiaries’ [*****], and Borrower’s and any of its Subsidiaries’ [*****], all of which are described in Schedule D hereto, together with all updates and improvements thereto and any other [*****] that are developed or obtained by Borrower and any of its Subsidiaries and are transferred under any Library License Agreement as of the Closing Date or during the term of the Loans.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“LFRP Patents” means the patents and patent applications identified on Schedule 8.01(u)(ii) and any other patent application and patent that is:  (i) owned by, controlled by, issued to, licensed to or licensed by Borrower and any of its Subsidiaries, or for which Borrower and any of its Subsidiaries has obtained the benefit of a covenant not to sue, as of the Closing Date or during the term of the Loans necessary to the practice of [*****]; or (ii) licensed under the LFRP; and any patents issuing from such applications, together with any reissues, reexaminations, renewals, and extensions thereof, and all continuations, continuations-in-part and divisionals of the applications, in each case throughout the world.

“LFRP Product” means any product owned by one or more third parties that incorporates an antibody, protein or peptide that was identified through the use of LFRP Technology and with respect to which Borrower or any of its Subsidiaries is entitled, under the terms of a License Agreement or In License, to receive Royalties.

“LFRP Technology” means the LFRP Know-How and LFRP Libraries.

“Liabilities” means the liabilities of Borrower excluding deferred revenue.

“Library License Agreements” has the meaning specified in the definition of License Agreement.

“License Agreement” means any existing or future agreement under which:  (i) Borrower and/or any of its Subsidiaries licenses to a third party rights to use the technology claimed in the LFRP Patents to identify, isolate, research and develop antibodies, peptides and/or proteins (“Patent License Agreements”); (ii) Borrower and/or any of its Subsidiaries licenses to a third party rights to use the LFRP Patents and the LFRP Technology to identify, isolate, research and develop antibodies, peptides and/or proteins (“Library License Agreements”); and/or (iii) Borrower and/or any of its Subsidiaries performs funded research services for third parties using the LFRP Patents and the LFRP Technology to identify, isolate, research and develop antibodies, peptides and/or proteins on behalf of such third parties (“Funded Research Agreements”); in each case as they may be amended, supplemented or otherwise modified from time to time.  License Agreements shall specifically exclude Excluded Agreements and In Licenses.

“Licensed Product Agreements” means any product agreement (but excluding phage or phagemid or protein display technology and/or library licenses) between Borrower and/or any of its Subsidiaries and one or more third parties in which Borrower and/or any of its Subsidiaries acquires the right to develop and commercialize a product or compound (whether or not derived from phage display).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Lien” means any mortgage or deed of trust, pledge, hypothecation, lien, charge, attachment, set-off, encumbrance or other security interest in the nature thereof (including any conditional sale agreement, equipment trust agreement or other title retention agreement, a lease with substantially the same economic effect as any such agreement or a transfer or other restriction) or other encumbrance of any nature whatsoever.

“Loan Collateral” has the meaning specified in Section 9.16(b).

“Loan Documents” means this Agreement, the Notes, the Security Agreement and the Lockbox Agreement.

“Loans” means, as the context requires, (i) unless and until the Tranche B Funding occurs, from the Closing Date through the Tranche B Funding Date, the Tranche A Loan and all additional loans deemed to be made by the Lender pursuant to Section 4.01(a), treated as a single loan of a single tranche for all purposes and (ii) if the Tranche B Funding occurs, after the Tranche B Funding Date, the Tranche A Loan, the Tranche B Loan and any additional loans deemed to be made by the Lender pursuant to Section 4.01(b), treated as a single loan of a single tranche for all purposes, notwithstanding that the Tranche A Loan and the Tranche B Loan are evidenced by separate notes.

“Lockbox Account” means, collectively, any lockbox and segregated lockbox account established and maintained at the Lockbox Bank pursuant to a Lockbox Agreement and this Agreement.  The Lockbox Account shall be the account into which all payments made in respect of the sale of the LFRP Products are to be remitted and shall be an escrow account.

“Lockbox Agreement” means an agreement between Borrower, the Lender and the Lockbox Bank, substantially in the form, in all material respects, as the form attached hereto as Exhibit B, pursuant to which, among other things, the Lockbox Account, the Lender Concentration Account and the Company Concentration Account shall be established and maintained and any agreement with a successor Lockbox Bank entered into in accordance with Section 4.02(c)(iv).

“Lockbox Bank” means JPMorgan Chase Bank, N.A. or such other bank or financial institution approved by each of Lender and Borrower.

“Material Adverse Effect” means (i) a material adverse effect on the business, results of operations, assets or financial condition of Borrower and its Subsidiaries, taken as a whole, (ii) a material reduction or other material impairment of the value of the [*****] or (iv) an impairment of the ability of Borrower and/or any of its Subsidiaries to perform its obligations under, or affecting the validity or enforceability of, any Loan Document or Borrower Document.

“Material Licenses” means those License Agreements set forth on Schedule 8.01(w)(x).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Maturity Date” means the earlier of (i) August 22, 2018 and (ii) the date of any prepayment in full of the Loans.

“No-Call Date” means August 21, 2015.

“Notes” means the Tranche B Note(s) and the Tranche A Note(s).

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Notices” has the meaning specified in Section 13.04.

“Obligations” means, without duplication, the Loans and all present and future Indebtedness, taxes, liabilities, obligations, covenants, duties, and debts, owing by Borrower to the Lender, arising under or pursuant to the Loan Documents, including all principal, interest, charges, expenses, fees and any other sums chargeable to Borrower hereunder and under the other Loan Documents (and including any interest, fees and other charges that would accrue but for the filing of a bankruptcy action with respect to Borrower, whether or not such claim is allowed in such bankruptcy action).

“Office” means, with respect to the Lender, its Stamford, Connecticut office, and with respect to any other Lender, the office of such Lender designated as its “Office” in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to Borrower.

“Party” and “Parties” have the meanings specified in the first paragraph hereof.

“Patent License Agreements” has the meaning specified in the definition of License Agreement.

“Patent Office” means the respective patent office (foreign or domestic) for any patent.

“Patriot Act” has the meaning specified in Section 13.19.

“Payoff Letter” has the meaning specified in Section 7.03.

“Permitted Existing Loan Prepayment” has the meaning specified in Section 10.09(a).

“Permitted Liens” has the meaning specified in Section 10.03.

“Person” means an individual, corporation, association, limited liability company, limited liability partnership, partnership, estate, trust, unincorporated organization or a government or any agency or political subdivision thereof.

“Plan” has the meaning specified in Section 10.07(a).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code or (iii) entity whose underlying assets include assets of any such employee benefit plan or plan by reason of the investment by an employee benefit plan or other plan in such entity.

“Pledged Deposit Accounts” has the meaning specified in Section 9.16(b)(viii).

“Prepayment Premium” means (i) on any date prior to the earlier of (A) the Tranche B Funding Date and (B) the Tranche A Maturity Date, that the Tranche A Loan (or any portion thereof) is to be prepaid (other than pursuant to Section 3.02(b)), the aggregate amount of all required interest payments which would have been due on the Tranche A Loan (or the applicable portion), but for such prepayment, through the No-Call Date (assuming, for such purposes, that the Tranche A Loan outstanding on such date remained outstanding through the No-Call Date, notwithstanding anything to the contrary set forth in this Agreement), less all interest payments paid in cash on the Tranche A Loan (or the applicable portion) through the date of prepayment, and (ii) on any date on or after the Tranche B Funding Date that the Loans (or any portion thereof) are to be prepaid, the aggregate amount of all required interest payments which would have been due on the Loans (or the applicable portion), but for such prepayment, through the No-Call Date, less all interest payments paid in cash on the Loans (or applicable portion thereof) through the date of prepayment.

“Proceeding” has the meaning specified in Section 13.12.

“Product” means the products that are the subject of the License Agreements.

“Qualified Capital Stock” of any Person means Capital Stock of such Person other than Disqualified Capital Stock; provided that such Capital Stock shall not be deemed Qualified Capital Stock to the extent sold or owed to a Subsidiary of such Person or financed, directly or indirectly, using funds (i) borrowed from such Person or any Subsidiary of such Person until and to the extent such borrowing is repaid or (ii) contributed, extended, guaranteed or advanced by such Person or any Subsidiary of such Person (including, without limitation, in respect of any employee stock ownership or benefit plan).  Unless otherwise specified, Qualified Capital Stock refers to Qualified Capital Stock of Borrower.

“Quarterly Report” means, with respect to the relevant calendar quarter of Borrower:  (i) a report in a form agreed by the parties and based on Exhibit C showing all payments made by Borrower and/or any of its Subsidiaries and any Contract Party to the Lender under this Agreement during such quarter, such report showing in detail the basis for the calculation of such payments and exclusions; (ii) a reconciliation of such report referred to in clause (i) above to all information and data deliverable to Borrower and/or any of its Subsidiaries by the Contract Parties to any License Agreements, together with relevant supporting documentation, as well as a reconciliation with the consolidated total revenues of Borrower prepared in accordance with GAAP; and (iii) such additional information as the Lender may reasonably request.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Register” has the meaning set up in Section 5.06.

“Register Notice” has the meaning specified in Section 5.06(a).

“Regulatory Agency” means a Governmental Authority with responsibility for the regulation of the research, development, marketing or sale of drugs or pharmaceuticals in any jurisdiction, including the FDA, the U.S. National Institutes of Health and the EMEA.

“Reimbursement Payments” means all amounts received from a Contract Party under any Funded Research Agreements in reimbursement on a pure pass-through basis for out-of-pocket costs incurred and invoiced by Borrower and/or any of its Subsidiaries (other than FTE Payments) in connection with the provision of services relating to the identifying, isolating, and researching antibodies, peptides and or proteins.

“Restricted Payment” means any of the following:

                (i)the declaration or payment of any dividend or any other distribution on Capital Stock of Borrower or any Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Borrower or any Subsidiary, including, without limitation, any payment in connection with any merger or consolidation involving Borrower but excluding (a) dividends or distributions payable solely in Qualified Capital Stock or through accretion or accumulation of such dividends on such Capital Stock and (b) in the case of Subsidiaries, dividends or distributions payable to Borrower or to a Subsidiary and pro rata dividends or distributions payable to minority stockholders of any Subsidiary; or

                (ii)the redemption of any Capital Stock of Borrower or any Subsidiary, including, without limitation, any payment in connection with any merger or consolidation involving Borrower but excluding any such Capital Stock held by Borrower or any Subsidiary.

“Royalties” means the gross amount of all royalties, minimum royalty payments, profit payments, license fees, settlement payments, judgments, payments, securities, consideration or any other remuneration of any kind payable or received under any License Agreement or any In License (but in the case of an In License only to the extent such royalties, payments and fees relate to the LFRP) and all accounts (as such term is defined in the New York Uniform Commercial Code) evidencing or giving rise to any of the foregoing.

“SEC” has the meaning set forth in Section 8.01(d).

“Security Agreement” means a Security Agreement, substantially in the form of Exhibit D hereto, between the Lender and Borrower securing the Obligations of Borrower hereunder as supplemented by any amendments or joinders thereto.

“Security Interest” has the meaning specified in Section 9.16(b).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Set-off” has the meaning specified in Section 8.01(v)(i).

“Significant Subsidiary” means any Subsidiary of Borrower which would constitute a “significant subsidiary” as defined in Rule 1.02 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

“Subsidiary” means, with respect to any Person, at any time, any entity of which more than fifty percent (50%) of the outstanding Voting Stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) is at the time beneficially owned or controlled directly or indirectly by such Person, by one or more such entities or by such Person and one or more such entities.

“Surviving Person” means, with respect to any Person involved in or that makes any disposition, the Person formed by or surviving such disposition or the Person to which such disposition is made.

“Taxes” has the meaning specified in Section 5.01(a).

“Tranche A Aggregate Accrual” has the meaning specified in Section 4.01(e).

“Tranche A Commitment” means $20 million.

“Tranche A Loan” means the Tranche A Loan to be made by the Lender and borrowed by Borrower on the Closing Date pursuant to Section 2.01(a).

“Tranche A Maturity Date” means June 30, 2013; provided, however, that, if the Tranche B Funding shall occur, from and after the Tranche B Funding Date, the “Tranche A Maturity Date” shall mean the Maturity Date.

“Tranche A Maximum Accrual” has the meaning specified in Section 4.01(e).

“Tranche A Note” means the note, in the form attached hereto as Exhibit E, issued by Borrower to Lender evidencing the Tranche A Loans made on the Closing Date to Borrower and any replacement(s) thereof issued in accordance with Section 13.10.

“Tranche B Aggregate Accrual” has the meaning specified in Section 4.01(f).

“Tranche B Closing Date” means August 22, 2012.

“Tranche B Commitment” means an amount equal to the lesser of (i) 102% of the Existing Loan Prepayment Amount on the Tranche B Funding Date and (ii) $61,224,489.80.

“Tranche B Funding” has the meaning set forth in Section 2.03(b).

“Tranche B Funding Date” means the date on which the Tranche B Loan is funded and borrowed in accordance herewith.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Tranche B Loan” means the Tranche B Loan to be made by the Lender and borrowed by Borrower on the Tranche B Funding Date pursuant to Section 2.01(b).

“Tranche B Loan Amount” has the meaning set forth in Section 2.01(b).

“Tranche B Maximum Accrual” has the meaning specified in Section 4.01(f).

“Tranche B Note” means the note, in the form attached hereto as Exhibit F, issued by Borrower to Lender evidencing the Tranche B Loan made on the Tranche B Funding Date to Borrower and any replacement(s) thereof issued in accordance with Section 13.10.

“Transaction Documents” means the Loan Documents, the License Agreements and the Borrower Documents.

“Transaction Proposal” has the meaning specified in Section 10.09(a).

“U.S.” means the United States of America.

“Voting Stock” means Capital Stock issued by a company, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such contingency.

“Webphage® Software” means Borrower’s analysis and data storage software for [*****] screening as embodied in the United States copyright registration No. TX 5989121 issued May 14, 2004, and any updates, improvements or modifications thereto (in human readable, source code and object code forms).

“Wholly Owned Subsidiary” means, as to any person, (a) any corporation 100% of whose capital stock (other than directors’ qualifying shares) is at the time owned by such person and/or one or more Wholly Owned Subsidiaries of such person and (b) any partnership, association, joint venture, limited liability company or other entity in which such person and/or one or more Wholly Owned Subsidiaries of such person have a 100% equity interest at such time.

SECTION 1.02. Interpretation; Headings.  Each term used in any Exhibit to this Agreement and defined in this Agreement but not defined therein shall have the meaning set forth in this Agreement.  Unless the context otherwise requires, (a) ”including” means “including, without limitation” and (b) words in the singular include the plural and words in the plural include the singular.  A reference to any party to this Agreement, any other Transaction Document or any other agreement or document shall include such party’s successors and permitted assigns.  A reference to any agreement or order shall include any amendment of such agreement or order from time to time in accordance with the terms herewith and therewith.  A reference to any legislation, to any provision of any legislation or to any regulation issued thereunder shall include any amendment thereto, any modification or re-enactment thereof, any legislative provision or regulation substituted therefore and all regulations and statutory instruments issued thereunder or pursuant thereto.  The headings contained in this Agreement are for convenience and reference only and do not form a part of this Agreement.  Section, Article and Exhibit references in this Agreement refer to sections or articles of, or exhibits to, this Agreement unless otherwise specified.  Borrower acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE II
COMMITMENT; DISBURSEMENT; FEES

SECTION 2.01. Commitment to Lend and Borrow.

(a) On the terms and subject to the conditions set forth herein, on the Closing Date, the Lender shall make a loan hereunder to Borrower, and Borrower shall accept and borrow such loan from the Lender, in a principal amount equal to the Tranche A Commitment.

(b) On the terms and subject to the conditions set forth herein, including Section 2.03(b), on the Tranche B Closing Date, (i) the Lender shall make a loan hereunder to Borrower, and Borrower shall accept and borrow such loan from the Lender, in a principal amount (the “Tranche B Loan Amount”) equal to the Tranche B Commitment, (ii) Borrower shall deliver to the Lender the documents referred to in Sections 7.02(a), (c), (d), (f), (i) and (j); provided, however, that, in the case of Section 7.02(i), (A) if any event referred to in clause (i) of Section 7.02(i) has or would occur or is continuing, the certificate referred to in Section 7.02(i) shall nevertheless be delivered to the Lender on the Tranche B Closing Date and, in lieu of the certification referred to in clause (i) thereof, shall describe in reasonable detail such event and the related Default or Event of Default and (ii) if any representation and warranty referred to in clause (ii) of Section 7.02(i) shall not be true and correct as described in clause (ii) thereof, the certificate referred to in Section 7.02(i) shall nevertheless be delivered to the Lender on the Tranche B Closing Date and, in lieu of the certification referred to in clause (ii) thereof, shall identify such representation and warranty and shall provide a reasonably detailed description as to why such representation and warranty is not so true and correct, and (iii) Borrower shall have used its commercially reasonable efforts to deliver or cause to be delivered to the Lender the documents referred to in Section 7.02(b).

SECTION 2.02. Notice of Borrowing.

(a) Subject to Section 2.01(a), Borrower shall, simultaneously with the execution and delivery of this Agreement by the Parties, give the Lender irrevocable notice, substantially in the form set forth in Exhibit G (the “Notice of Borrowing”), that Borrower will borrow a principal amount equal to the Tranche A Commitment on the Closing Date.

(b) Subject to Section 2.01(b), Borrower shall, no less than 15 Business Days prior to the Tranche B Closing Date, give the Lender an irrevocable Notice of Borrowing, which shall state that Borrower wishes to and will borrow the Tranche B Loan Amount on the Tranche B Closing Date.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c) The Tranche A Commitment shall automatically terminate on funding of the Tranche A Loan on the Closing Date, and the Tranche B Commitment shall automatically terminate upon funding of the Tranche B Loan on the Tranche B Funding Date.

SECTION 2.03. Disbursement and Borrowing.

(a) On the terms and subject to the conditions set forth herein, on the Closing Date, (i) the Lender shall credit, in same day funds, an amount equal to (A) the Tranche A Commitment less (B) the expenses referred to in Section 4.04 for which invoices have been received by Borrower, to the account of Borrower which Borrower shall have designated for such purpose in the Notice of Borrowing, and (ii) Borrower shall accept and borrow such amount.

(b) On the terms and subject to the conditions set forth herein, on the Tranche B Closing Date, (i) the Lender shall, in full satisfaction of its commitment under Section 2.01(b), credit, in same day funds, an amount equal to the lesser of (A) the Existing Loan Prepayment Amount and (B) $60,000,000 to the account of Borrower which Borrower shall have designated for such purpose in the Notice of Borrowing, and (ii) Borrower shall accept and borrow such amount (the “Tranche B Funding”).

SECTION 2.04. Commitment Not Revolving.  The Lender’s commitment to lend hereunder is not revolving in nature, and any amount of the Loans repaid or prepaid may not be reborrowed.

ARTICLE III
REPAYMENT

SECTION 3.01. Amortization.

(a) If the Tranche B Funding occurs, on each Interest Payment Date occurring thereafter (except as otherwise expressly provided herein), Borrower shall repay the portion of the outstanding principal amount of the Loans at par which is equal to (i) the Applicable Included Receipts for the fiscal quarter occurring immediately prior to such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Tranche B Funding Date, the fiscal quarter in which the Tranche B Funding Date occurs, but only with respect to the portion of such fiscal quarter occurring from and after the Tranche B Funding Date) less (B) any portion of such Applicable Included Receipts used to pay cash interest on the Loans pursuant to Section 4.01(b).

(b) If the Tranche B Funding shall not have occurred on or prior to the Tranche B Closing Date, the outstanding principal amount of the Tranche A Loan, together with all accrued and unpaid interest thereon and all other amounts payable by Borrower hereunder, shall be due and payable in cash on the Tranche A Maturity Date.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c) If the Tranche B Funding occurs, to the extent not previously paid, the balance of the outstanding principal amount of the Loans, together with all accrued and unpaid interest thereon and all other amounts payable by Borrower hereunder, shall be due and payable in cash on the Maturity Date.

SECTION 3.02. Optional Prepayment; Mandatory Prepayment.

(a) If the Tranche B Funding occurs, Borrower may prepay the Loans (x) in whole at any time or (y) in part from time to time after the No-Call Date, in any case at a prepayment price equal to 100% of the outstanding principal amount thereof prepaid, together with all accrued and unpaid interest on the principal amount prepaid; provided, however, that (i) the outstanding principal balance of the Loans after giving effect to any such voluntary partial prepayment shall not be less than [*****] and (ii) each voluntary partial prepayment shall be in an amount that is an integral multiple of [*****] and not less than [*****]or, if less, the outstanding principal amount of the Loans; provided, further, that, if any voluntary prepayment (in whole) pursuant to this Section 3.02(a) occurs prior to the No-Call Date, such prepayment shall be accompanied by the Prepayment Premium with respect to the entire outstanding principal amount of the Loans.  If Borrower wishes to make any voluntary prepayment (whether in whole or in part) pursuant to this Section 3.02(a), it shall give the Lender Notice to that effect not later than the 30th day before the date of the prepayment, specifying the date on which the prepayment is to be made and the principal amount to be prepaid.  Such Notice shall constitute Borrower’s irrevocable commitment to prepay the principal amount specified therein on the prepayment date specified therein, together with all accrued and unpaid interest on the principal amount prepaid to, but excluding, the prepayment date.  The Tranche A Loan shall not be prepayable on or prior to Tranche B Funding Date pursuant to this Section 3.02(a).

(b) Notwithstanding anything to the contrary set forth in Section 3.02(a), if the Tranche B Funding Date does not occur on or prior to the Tranche B Closing Date because Borrower is unable to satisfy the conditions precedent set forth in Section 7.02(i) and, as a result, the Lender elects not to make the Tranche B Loan, Borrower may prepay the Tranche A Loan, in whole but not in part, at any time after the Tranche B Closing Date and prior to the Tranche A Maturity Date at a prepayment price equal to 100% of the outstanding principal amount thereof, together with all accrued and unpaid interest thereon.  For the avoidance of doubt, no Prepayment Premium shall be due with respect to any prepayment of the Tranche A Loan pursuant to this Section 3.02(b).

(c) If (i) a Change of Control or (ii) an Event of Default occurs, then, at the option of and upon Notice from the Lender, all or any portion of the Loans, as specified by the Lender (including all accrued and unpaid interest thereon), shall be immediately due and payable hereunder, to the extent permitted by Law, and shall be deemed part of the amounts due and payable hereunder subject to acceleration (either declared or immediate as provided in Section 11.02); provided that, if such Change of Control or Event of Default occurs prior to the No-Call Date, then such prepayment shall be accompanied by the Prepayment Premium with respect to that portion of the Loans specified by the Lender to be so prepaid.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 3.03. Illegality.  If the Lender determines at any time that any Law or treaty or any change therein or in the interpretation or application thereof makes or will make it unlawful for the Lender to fulfill its commitment in accordance with Section 2.01, to maintain the Loans (including the aggregate principal amount, if any, added to the Loans pursuant to Sections 4.01(a) and 4.01(b)) or to claim or receive any amount payable to it hereunder, the Lender shall give Notice of that determination to Borrower, whereupon the obligations of the Lender hereunder shall terminate.  If any such Notice is given after the disbursement of the Loans, Borrower shall prepay the Loans in full on the Interest Payment Date following the date the Notice is given; provided, however, that if the Lender certifies to Borrower that earlier prepayment is necessary in order to enable the Lender to comply with the relevant Law, treaty or change and specifies an earlier date for the prepayment, Borrower shall make the prepayment on the date so specified.  Prepayment pursuant to this Section 3.03 shall be made together with interest accrued and unpaid on the Loans to the date of prepayment and all other amounts then payable to the Lender hereunder.  Each Notice delivered pursuant to this Section 3.03 shall be effective when sent.

ARTICLE IV
INTEREST; EXPENSES

SECTION 4.01. Interest Rate.

(a) From the Closing Date to the Existing Loan Prepayment Date, the Tranche A Loan shall bear interest at a rate equal to 13% per annum, which shall be paid in kind, on a quarterly basis, and on each Interest Payment Date occurring during each such quarter, the Lender shall be deemed to have made an additional loan in a principal amount equal to the aggregate amount of interest required to be paid on the outstanding Loans on such Interest Payment Date.  Each such deemed Loan shall (A) be deemed to be a Loan for all purposes under this Agreement and (B) accrue interest in accordance with this Section 4.01.

(b) Except as otherwise expressly provided in Section 4.03, from and after the Existing Loan Prepayment Date, the Loans shall bear interest at a rate equal to 12.00% per annum, and shall be paid in cash, as provided in Section 4.01(d), on each Interest Payment Date; provided, however, that, from and after the Tranche B Funding Date, Borrower shall be required to pay interest in cash on each Interest Payment Date only to the extent of the Applicable Included Receipts for the immediately preceding fiscal quarter (or, in the case of the first Interest Payment Date occurring after the Tranche B Funding Date, the fiscal quarter in which the Tranche B Funding Date occurs, but only with respect to the portion of such fiscal quarter occurring from and after the Tranche B Funding Date).  If Borrower is unable to pay the cash interest payments required under the first sentence of this Section 4.01(b) out of Applicable Included Receipts or otherwise pursuant to the last sentence of this Section 4.01(b) because the then Applicable Included Receipts are less than 12.00% per annum, paid quarterly, of the principal amount of the Loans (such deficiency, the “Deficiency Amount”), then any Deficiency Amount shall be paid in kind, on a quarterly basis, and on each Interest Payment Date occurring during each such quarter, the Lender shall be deemed to have made an additional loan in a principal amount equal to the aggregate amount of interest required to be paid on the outstanding Loans on such Interest  Payment Date.  Each such deemed Loan shall (A) be deemed to be a Loan for all purposes under this Agreement and (B) accrue interest in accordance with this Section 4.01.  Notwithstanding any other provision herein, Borrower may, at its option, pay all or any portion of any Deficiency Amount when due out of other funds held by Borrower.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c) All interest hereunder shall be computed on the basis of a 360-day year of twelve 30-day months.

(d) Accrued interest on the Loans from and after the Tranche B Funding Date shall be payable to the Lender at the Lockbox Account or as otherwise notified to Borrower in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to Section 4.03 shall be payable on demand, in the same form as interest payable on the next Interest Payment Date, and (ii) in the event of any repayment or prepayment of any Loan, accrued and unpaid interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(e) On each Interest Payment Date commencing with the first Interest Payment Date following the fifth (5th) anniversary of the Closing Date, if the aggregate amount that would be includible in income with respect to the Tranche A Note for periods ending on or before such Interest Payment Date (within the meaning of Section 163(i) of the Code) (the “Tranche A Aggregate Accrual”) would exceed an amount equal to the sum of (i) the aggregate amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche A Note on or before such Interest Payment Date (determined without regard to the amounts payable on such Interest Payment Date under this Section 4.01(e)), and (ii) the product of (A) the issue price (as defined in Sections 1273(b) and 1274(a) of the Code) of the Tranche A Note and (B) the yield to maturity (interpreted in accordance with Section 163(i) of the Code) of the Tranche A Note (such sum, the “Tranche A Maximum Accrual”), then Borrower shall pay to the Lender in cash an amount equal to the excess, if any, of the Tranche A Aggregate Accrual over the Tranche A Maximum Accrual, and the amount of such payment shall be treated for any period ending after such Interest Payment Date as an amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche A Note.

(f) On each Interest Payment Date commencing with the first Interest Payment Date following the fifth (5th) anniversary of the Tranche B Funding Date, if the aggregate amount that would be includible in income with respect to the Tranche B Note for periods ending on or before such Interest Payment Date (within the meaning of Section 163(i) of the Code) (the "Tranche B Aggregate Accrual") would exceed an amount equal to the sum of (i) the aggregate amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche B Note on or before such Interest Payment Date (determined without regard to the amounts payable on such Interest Payment Date under this Section 4.01(f)), and (ii) the product of (A) the issue price (as defined in Sections 1273(b) and 1274(a) of the Code) of the Tranche B Note and (B) the yield to maturity (interpreted in accordance with Section 163(i) of the Code) of the Tranche B Note (such sum, the "Tranche B Maximum Accrual"), then Borrower shall pay to the Lender in cash an amount equal to the excess, if any, of the Tranche B Aggregate Accrual over the Tranche B Maximum Accrual, and the amount of such payment shall be treated for any period ending after such Interest Payment Date as an amount of interest to be paid (within the meaning of Section 163(i) of the Code) under the Tranche B Note.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 4.02. Lockbox Account.

(a) If the Tranche B Funding occurs, on or before the Tranche B Funding Date the Parties shall enter into the Lockbox Agreement with the Lockbox Bank.

(b) If the Tranche B Funding occurs, on or before the Tranche B Funding Date (i) the Lender shall establish the Lender Concentration Account and (ii) Borrower shall establish the Company Concentration Account.  The Lender Concentration Account shall be held solely for the benefit of the Lender, subject to the terms and conditions of this Agreement.  The Lender shall have immediate and full access to any funds held in the Lender Concentration Account and such funds shall not be subject to any conditions or restrictions whatsoever.  The Company Concentration Account shall be held solely for the benefit of Borrower, subject to the terms and conditions of this Agreement, the Security Agreement and the other Transaction Documents.  Subject to the terms and conditions of this Agreement, the Security Agreement and the other Transaction Documents, Borrower shall have immediate and full access to any funds held in the Company Concentration Account and such funds shall not be subject to any conditions or restrictions whatsoever other than those of the Lockbox Bank; provided, however, that nothing herein shall (i) affect or reduce Borrower’s obligations to pay in full all amounts due to the Lender under this Agreement, or (ii) in any manner limit the recourse of the Lender to the assets of Borrower to satisfy Borrower’s obligations.

(c) If the Tranche B Funding occurs, from and after the Tranche B Funding Date:

(i) sweeps from the Lockbox Account shall be made pursuant to Exhibit H;

(ii) Borrower shall pay all fees, expenses and charges of the Lockbox Bank by debiting the Company Concentration Account;

(iii) with respect to any License Agreement, In License or invoice entered into or issued by Borrower in relation thereto, Borrower shall immediately (A) notify the applicable Contract Party to remit to the Lockbox Account when due all Royalties that are due and payable to Borrower in respect of or derived from such License Agreement, In License or invoice and (B) in each case, provide to the Lender a copy of each such notification;

(iv) Borrower shall have no right to terminate the Lockbox Account without Lender’s prior written consent; provided, however, that any such consent, which the Lender may grant or withhold in its discretion, shall be subject to the satisfaction of each of the following conditions to the satisfaction of the Lender:  (A) the successor Lockbox Bank shall be acceptable to the Lender, (B) the Lender, Borrower and the successor Lockbox Bank shall have entered into a lockbox agreement substantially in the form of the Lockbox Agreement initially entered into and such agreement shall be considered the “Lockbox Agreement” under this Agreement and the other Loan Documents, (C) all funds and items in the accounts subject to the Lockbox Agreement to be terminated shall be transferred to the new accounts held at the successor Lockbox Bank prior to the termination of the then existing Lockbox Bank and (D) the Lender shall have received evidence that all of the applicable parties paying Royalties have been instructed to remit all future payments to the new accounts held at the successor Lockbox Bank;

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(v) all Gross Payments shall be paid into the Lockbox Account or to any other account(s) designated in writing by the Lender(s) to Borrower, and amounts deposited therein shall be treated as described in Exhibit H;

(vi) Borrower shall pay voluntary prepayments made at the election of Borrower in accordance with Section 3.02(a) or any payment made in accordance with the last sentence of Section 4.01(b) to the Lockbox Account; and

(vii) in the event any party to a License Agreement, including any party to a Future License, remits any Royalties directly to Borrower or otherwise except to the Lockbox Account, Borrower shall immediately (A) remit any such Royalties to the Lockbox Account (or, if for some reason such account is no longer in effect or payment cannot be made into such account, Borrower shall remit such Royalties by wire transfer of immediately available funds directly to Lender Bank Account), (B) notify such party to remit any future Royalties to the Lockbox Account and (C) provide to the Lender a copy of such notice.

(d) Any payments, other than from funds paid to the Lender from the Lender Concentration Account, to be made by Borrower to the Lender hereunder or under any other Transaction Document shall be made by wire transfer of immediately available funds to the Lender Bank Account.

(e) Within [*****] following delivery to the Lender by Borrower of the Quarterly Report for the fourth fiscal quarter of each calendar year during the term of the Loans, to the extent that either the Lender or Borrower has determined that there is a discrepancy as to the amounts paid to the Lender hereunder for such calendar year, then the Party who has made such determination may notify the other Party in writing of such discrepancy indicating in reasonable detail its reasons for such determination (the “Discrepancy Notice”).  In the event that a Lender or Borrower delivers to the other Party a Discrepancy Notice, such Lender and Borrower shall meet in person or by telephone conference as specified by such Lender [*****] (or such other time as mutually agreed by the Parties) after the receiving Party has received a Discrepancy Notice to resolve in good faith such discrepancy.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

If the discrepancy has been resolved and, as a result thereof, it is determined that a payment is owing by the Lender to Borrower or by Borrower to Lender, then the Party owing such payment shall promptly pay such payment to the other Party.  If, within [*****] after receipt of the Discrepancy Notice, Borrower and the Lender cannot resolve any such discrepancies, then Lender and Borrower shall promptly instruct their respective firms of independent certified public accountants to select, within [*****] thereafter, a third internationally recognized accounting firm (the “Independent Accountants”).  After offering Borrower and its representatives and the Lender and their representatives the opportunity to present their positions as to the disputed items, which opportunity shall not extend for more than [*****] after the Independent Accountants have been selected, the Independent Accountants shall review the disputed matters and the materials submitted by Borrower and the Lender and, as promptly as practicable, deliver to Borrower and the Lender a statement in writing setting forth its determination of the proper treatment of the discrepancies as to which there was disagreement, and that determination will be final and binding upon the Parties without any further right of appeal.  If Borrower has delivered the Discrepancy Notice that has resulted in the selection of the Independent Accountants, Borrower will bear all the charges of the Independent Accountants.  If a Lender has delivered the Discrepancy Notice that has resulted in the selection of the Independent Accountants, such Lender will bear all the charges of the Independent Accountants unless the Independent Accountants determine that the amounts paid to the Lender for the applicable calendar year underpaid the Lender by an amount equal or in excess of [*****] of the amounts determined to be due to the Lender for such calendar year, in which event Borrower shall bear all of the charges of the Independent Accountants.

SECTION 4.03. Interest on Late Payments.  If any amount payable by Borrower to the Lender hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise), interest shall accrue on any such unpaid amounts, both before and after judgment during the period from and including the applicable due date, to but excluding the day the overdue amount is paid in full, at a rate per annum equal to the Default Rate.  Interest accruing under this Section 4.03 shall be payable from time to time on demand of the Lender.

SECTION 4.04. Initial Expenses.  Borrower shall reimburse the Lender, on the Closing Date as provided in Section 2.03(a), for all (a) actual, documented out-of-pocket fees and expenses incurred by the Lender (including all fees and expenses of outside counsel to the Lender), supported by reasonable documentation, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents including any amendment or waiver with respect thereto and (b) reasonable fees and expenses, supported by reasonable documentation, of due diligence conducted by the Lender or other parties (including outside counsel to the Lender) at the request of the Lender; provided that Borrower shall not be required to reimburse any amounts pursuant to this Section 4.04 in excess of [*****] in the aggregate.

SECTION 4.05. Administration and Enforcement Expenses.  Borrower shall promptly reimburse the Lender on demand for all reasonable costs and expenses incurred by the Lender (including the reasonable fees and expenses of one outside counsel to the Lenders) as a consequence of or in connection with any Default or Event of Default.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE V
TAXES

SECTION 5.01. Taxes.

(a) Except as otherwise required by Law, any and all payments by Borrower under this Agreement or the Notes (including payments with respect to the Loans) shall be made free and clear of and without deduction for any and all present and future taxes, levies, duties, imposts, deductions, charges, fees or withholdings, and all interest, penalties and other liabilities with respect thereto (collectively, “Taxes”) imposed by any Governmental Authority or taxing authority in any jurisdiction.  If any Taxes other than Excluded Taxes (“Indemnified Taxes”) shall be required by Law to be deducted from or in respect of any sum payable under this Agreement or the Notes to a Lender, (i) the sum payable by Borrower shall be increased as may be necessary so that after making all required deductions of Indemnified Taxes the Lender shall receive an amount equal to the sum it would have received had no such deductions been made and (ii) Borrower shall make such deductions and pay the full amount deducted to the relevant Governmental Authority or taxing authority in accordance with applicable Law.

(b) Any Lender claiming additional amounts payable pursuant to Section 5.01(a) shall use its reasonable efforts (consistent with its internal policies and applicable Law) to change the jurisdiction of its office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole discretion of such Lender, be otherwise disadvantageous to such Lender.

(c) If a Lender is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Foreign Lender”), then such Foreign Lender shall provide to Borrower (i) in the case of a Foreign Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” (x) two accurate and complete original signed copies of IRS Form W-8BEN (or a successor form) properly completed and duly executed by such Foreign Lender and (y) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, (ii) if the payments receivable by the Foreign Lender are effectively connected with the conduct of a trade or business in the United States, two accurate and complete original signed copies of IRS Form W-8ECI (or a successor form), (iii) in the case of a Foreign Lender that is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments of interest, two accurate and complete original signed copies of IRS Form W-8BEN (or a successor form) indicating that such Foreign Lender is entitled to receive payments under this Agreement and the Notes with reduced or no deduction of any United States federal income withholding tax or (iv) in the case of a Foreign Lender acting as an intermediary, two accurate and complete original signed copies of IRS Form W-8IMY (or a successor form).  Such forms shall be delivered by such Foreign Lender on or prior to the date that it becomes a Lender under this Agreement, at any time thereafter when a change in the Foreign Lender’s circumstances renders an existing form obsolete or invalid or requires a new form to be provided, and within fifteen Business Days after a reasonable written request of Borrower from time to time thereafter.  Notwithstanding any other provision of this Section 5.01(c), no Foreign Lender shall be required to deliver any form pursuant to this Section 5.01(c) that such Foreign Lender is not legally able to deliver.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(d) Each Lender that is not a Foreign Lender shall provide two properly completed and duly executed copies of Form W-9 (or successor form) at the times specified for delivery of forms under Section 5.01(c).

(e) Each Lender having assigned its rights and obligations hereunder in whole or in part shall collect from such assignee the documents described in Sections 5.01(c) and (d) as applicable.

(f) The Lender shall not file any IRS form under Section 6050P of the Code reporting any cancellation of indebtedness income of the Borrower as a result of the transactions contemplated by this Agreement and the other Transaction Documents.

SECTION 5.02. Receipt of Payment.  Within thirty days after the date of any payment of Taxes withheld by Borrower in respect of any payment to the Lender, Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to the Lender.

SECTION 5.03. Other Taxes.  Borrower shall promptly pay any registration or transfer taxes, stamp duties or similar levies, and any penalties or interest that may be due with respect thereto, that may be imposed in connection with the execution, delivery, registration or enforcement of this Agreement, the Notes issued hereunder or any other Transaction Document or the filing, registration, recording or perfecting of any security interest contemplated by this Agreement.

SECTION 5.04. Indemnification.  If the Lender pays any Taxes that Borrower is required to pay pursuant to this Article V, Borrower shall indemnify the Lender on demand in full in the currency in which such Taxes are paid, whether or not such Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to, but excluding, the date of reimbursement at the Default Rate.  The Lender shall promptly notify Borrower if any claim is made against the Lender for any Taxes for which Borrower would be responsible to indemnify the Lender pursuant to this Section 5.04.

SECTION 5.05. Loans Treated As Indebtedness.  The Parties agree to treat the Loans as indebtedness for borrowed money of Borrower for all tax purposes.  The Parties agree not to take any position that is inconsistent with the provisions of this Section 5.05 on any tax return or in any audit or other administrative or judicial proceeding unless (i) the other Party has consented to such actions, or (ii) the Party that contemplates taking such an inconsistent position has been advised by nationally recognized tax counsel in writing that it is more likely than not that (x) there is no “reasonable basis” (within the meaning of Treasury Regulation Section 1.6662-3(b)(3)) for the position specified in this Section 5.05 or (y) taking such a position would otherwise subject the Party to penalties under the Code.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 5.06. Registered Obligation.

(a) Borrower shall establish and maintain at its address referred to in Section 13.04 (A) a record of ownership (the “Register”) in which Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loans and any assignment of any such interest, obligation or right, and (B) accounts in the Register in accordance with its usual practice in which it shall record (1) the name, address and Lender Account of each Lender, (2) the Tranche B Commitment of each Lender, (3) the amount of the Loans held by each Lender, (4) the amount of any principal or interest due and payable or paid, and (5) any other payment received and its application to the Loans.  On each Interest Payment Date occurring on or after the first date on which Borrower shall have received an Assignment and Acceptance in accordance with Section 13.01, Borrower shall, not later than 10:00 a.m., New York time, on such Interest Payment Date, deliver to the Lockbox Bank in writing the information set forth in clauses (A), (B)(1) and (B)(3) of this Section 5.06(a) (each, a “Register Notice”).

(b) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Note evidencing such Loan) are registered obligations, the right, title and interest of the Lender and its assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein.  This Section 5.06 shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions).

ARTICLE VI
PAYMENTS; COMPUTATIONS

SECTION 6.01. Making of Payments.

(a) From and after the Tranche B Closing, to the extent (i) that Applicable Included Receipts received into the Lockbox Account during any fiscal quarter are less than the total amount of Applicable Included Receipts required for purposes of calculating the interest that Borrower is required to pay to Lender under Section 4.01(b) on any Interest Payment Date or (ii) Borrower exercises its option to pay any Deficiency Amount out of other funds of Borrower and/or any of its Subsidiaries as described in the last sentence of Section 4.01(b), then such deficiency shall be made in Dollars, by deposit in same day funds by 3:00 p.m., New York time, on the date the interest payment is due, to the Lockbox Account, for the account of the applicable Office(s), or to any other account designated by the Lenders by Notice to Borrower.

(b) Notwithstanding anything to the contrary contained herein, any payment stated to be due hereunder or under any Note on a given day in a specified month shall be made or shall end (as the case may be), (i) if there is no such given day or corresponding day, on the last Business Day of such month or (ii) if such given day or corresponding day is not a Business Day, on the next succeeding Business Day, unless such next succeeding Business Day falls in a different calendar month, in which case such payment shall be made on the next preceding Business Day.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 6.02. Setoff or Counterclaim.  Each payment by Borrower under this Agreement or under any Note shall be made without setoff or counterclaim.  The Lenders shall have the right to setoff any and all amounts owed by Borrower and/or any of its Subsidiaries under this Agreement as provided in Section 11.03.

ARTICLE VII
CLOSING  DOCUMENTATION

SECTION 7.01. Tranche A Loan Closing Documentation.  The obligation of the Lender to make the Tranche A Loan shall be subject to the following conditions precedent:

(a) Borrower shall have executed and delivered to the Lender the Tranche A Note, dated the Closing Date.

(b) Borrower shall have delivered to the Lender an executed copy of:

(i) an opinion of Edwards Wildman Palmer LLP, counsel to Borrower, dated the Closing Date, substantially in the form of Exhibit I-1 and otherwise in form and substance satisfactory to the Lender;

(ii) an opinion of Wolf, Greenfield & Sacks, P.C., counsel of Borrower, dated the Closing Date, substantially in the form of Exhibit J and otherwise in form and substance satisfactory to the Lender; and

(iii) an opinion of Lando & Anastasi, LLP, counsel of Borrower, dated the Closing Date, substantially in the form of Exhibit K and in form and substance satisfactory to the Lender.

(c) Borrower shall have delivered to the Lender a certificate, dated the Closing Date, of a senior officer of Borrower (the statements made in which to have been true and correct on and as of the Closing Date): (i) attaching copies, certified by such officer as true and complete, of Borrower’s certificate of incorporation or other organizational documents (together with any and all amendments thereto) certified by the appropriate Governmental Authority as being true, correct and complete copies; (ii) attaching copies, certified by such officer as true and complete, of resolutions of the Board of Directors of Borrower authorizing and approving the execution, delivery and performance by Borrower of this Agreement, the other Loan Documents and the transactions contemplated herein and therein; (iii) setting forth the incumbency of the officer of Borrower who executed and delivered this Agreement, including therein a signature specimen of each such officer; and (iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Governmental Authority of the jurisdiction of formation, stating that Borrower was in good standing under the laws of such jurisdiction as of the Closing Date.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(d) Borrower shall have executed and delivered to the Lender this Agreement and such other documents as the Lender reasonably requested, in each case, in form and substance satisfactory to the Lender.

(e) The Lender shall have received all fees and expenses due and payable to the Lender on the Closing Date under Section 4.04.

(f) Borrower shall have delivered to the Lender a certificate, dated the Closing Date, of a senior officer of Borrower (the statements in which shall be true and correct on and as of the Closing Date) certifying that:  (i) no event has occurred and is continuing that would constitute a Default or an Event of Default under this Agreement and no such event occurred or would occur by reason of the incurrence of the Tranche A Loan or the performance by Borrower of its obligations under this Agreement or any other Loan Document; (ii) no default or event of default has occurred and is continuing under the Existing Loan Agreement; and (iii) each of the representations and warranties made by Borrower in Article VIII of this Agreement are true and correct as of the Closing Date, before and after giving effect to the Tranche A Loan.

(g) Borrower shall have delivered to the Lender true copies of the License Agreements in existence as of the Closing Date, including all amendments, supplements or other modifications thereto which, as of the Closing Date, were in full force and effect; provided that Borrower shall not be required to deliver any License Agreement, amendment, supplement or modification which was delivered in any Business Report pursuant to the Existing Loan Agreement.

(h) All necessary governmental and third-party approvals, consents and filings, including in connection with this Agreement and the Tranche A Note, shall have been obtained or made and be in full force and effect.

(i) The Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, including, without limitation, the information described in Section 13.19.

SECTION 7.02. Tranche B Funding Documentation.  The obligation of the Lender to make the Tranche B Loan shall be subject to the following conditions precedent:

(a) Borrower shall have executed and delivered to the Lender the Tranche B Note.

(b) Borrower shall have delivered to the Lender an executed copy of:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(i) an opinion of Edwards Wildman Palmer LLP, counsel to Borrower, dated the Tranche B Funding Date, substantially in the form of Exhibit I-2 hereto;

(ii) an opinion of Wolf, Greenfield & Sacks, P.C., counsel of Borrower, dated the Tranche B Funding Date, substantially in the form of Exhibit J hereto; and

(iii) an opinion of Lando & Anastasi, LLP, counsel of Borrower, dated the Tranche B Funding Date, substantially in the form of Exhibit K hereto.

(c) Borrower shall have executed and delivered to the Lender a certificate, dated the Tranche B Funding Date, of a senior officer of Borrower (the statements made in which shall be true and correct on and as of the Tranche B Funding Date): (i) attaching copies, certified by such officer as true and complete, of Borrower’s certificate of incorporation or other organizational documents (together with any and all amendments thereto) certified by the appropriate Governmental Authority as being true, correct and complete copies; (ii) setting forth the incumbency of the officer or officers of Borrower who have executed and delivered the agreements and documents referred to in Section 7.02(d), including therein a signature specimen of each such officer or officers; and (iii) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Governmental Authority of the jurisdiction of formation, stating that Borrower is in good standing under the laws of such jurisdiction.

(d) Borrower shall have executed and delivered to the Lender the duly executed copies of the Security Agreement (including the schedules thereto) and the Lockbox Agreement, in each case which shall be in full force and effect.

(e) All filings, recordings and other actions that are necessary or reasonably requested by the Lender in order to establish, protect, preserve and perfect the security interest in the assets of Borrower as provided in the Security Agreement as a valid and perfected first priority security interest with respect to such assets shall have been duly effected, including the filing of a UCC-1 financing statement, a Patent Security Agreement (as defined in the Security Agreement) and a Copyright Security Agreement (as defined in the Security Agreement).

(f) Borrower shall have delivered to the Lender true copies of any and all License Agreements and amendments, supplements or other modifications thereto entered into or coming into effect after the Closing Date, and each such License Agreement, amendment, supplement or modification shall be in full force and effect; provided that Borrower shall not be required to deliver any License Agreement, amendment, supplement or modification which was delivered to the Lender in any Business Report.

(g) All necessary governmental and third-party approvals, consents and filings, including in connection with the Tranche B Loan, the Tranche B Note, the Security Agreement and the Lockbox Agreement shall have been obtained or made and be in full force and effect.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(h) Borrower shall have applied the proceeds of the Tranche B Loan to repay in full the Existing Loan Prepayment Amount.

(i) Borrower shall have delivered to the Lender a certificate, dated the Tranche B Closing Date, of a senior officer of Borrower (the statements in which shall be true and correct on and as of the Tranche B Closing Date) stating that:  (i) no event shall have occurred or be continuing that would constitute a Default or an Event of Default under this Agreement or a similar event under the other Loan Documents and no such event would occur by reason of the Tranche B Funding; and (ii) each of the representations and warranties made by Borrower in Article VIII of this Agreement (read without giving effect to any qualifications or exceptions therein regarding materiality, Material Adverse Effect or words of similar effect) are true and correct in all respects, on and as of the Tranche B Closing Date and after giving effect to the Tranche B Funding (and without giving effect to any update or change to the Schedules referred to therein), except for any such failure to be true and correct has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 7.03. Payoff Letter, Etc.  In addition to the conditions precedent described in Section 7.02 above, on or prior to the Tranche B Funding Date, the Lender shall cause the lender under the Existing Loan Agreement to deliver (i) a “payoff letter” executed by such lender, in the form attached hereto as Exhibit L (the “Payoff Letter”), and (ii) from each Person holding any Lien on any Existing Loan Collateral securing the Existing Loan or any other obligation under the Existing Loan Agreement, such UCC termination statements, releases of security interests in intellectual property and other instruments, in proper form for recording to release and terminate of record such Liens.  In the event the Lender is unable to obtain the Payoff Letter or the termination statements, releases and other instruments described herein on or prior to the Tranche B Funding Date, the Parties shall use their respective commercially reasonable efforts to obtain the same promptly following the Tranche B Funding Date, but the failure to have obtained such items shall not relieve the Lender of its obligation to make the Tranche B Loan on the Tranche B Closing Date, nor shall it be deemed to constitute a breach of the covenants of the Borrower set forth herein.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

SECTION 8.01. Representations and Warranties of Borrower.  Borrower hereby represents and warrants to Lender as follows (with such representations and warranties qualified to the extent of the Schedules referred to therein and delivered to the Lender concurrently with the execution and delivery of this Agreement):

(a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and has the power and authority (including any required license, permit or other approval from any Governmental Authority) to own its assets, to carry on its business as currently conducted and to consummate the transactions contemplated in, and to perform its obligations under, this Agreement and the other Transaction Documents to which it is party or by which it is bound.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b) Borrower has taken all necessary action to authorize its execution and delivery of this Agreement and the other Transaction Documents to which it is, or pursuant to the terms of this Agreement shall become, a party, the performance of its obligations under this Agreement and the other Transaction Documents to which it is, or pursuant to the terms of this Agreement shall become, a party or by which it is bound, or pursuant to the terms of this Agreement shall become bound, and the consummation of the transactions contemplated hereby and thereby.

(c) This Agreement and each other Transaction Document to which Borrower is party has been or will be on the Tranche B Closing Date, as applicable, duly executed and delivered by Borrower, and each constitutes or will constitute, as applicable, a valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d) No authorization or action of any kind by any Governmental Authority is necessary to authorize the transactions contemplated by this Agreement and each other Transaction Document or required for the validity or enforceability against Borrower of this Agreement and each other Transaction Document, except any filings with a Governmental Authority required to perfect the Lender’s security interest under the Security Agreement and any filings with the United States Securities and Exchange Commission (“SEC”).

(e) No consent or approval of, or notice to, any Person is required by the terms of any agreement, contract, lease, commitment, license and other arrangement (each a “Contract”) for the execution or delivery of, or the performance of the obligations of Borrower under, this Agreement and the other Transaction Documents to which Borrower is party or the consummation of the transactions contemplated hereby or thereby, and such execution, delivery, performance and consummation will not result in any breach or violation of, or constitute a default under Borrower Documents or any material Contract, instrument or Law applicable to Borrower, any of its Subsidiaries or any of its assets.

(f) There are no actions, proceedings or claims pending or, to the actual knowledge of Borrower, threatened the adverse determination of which could reasonably be expected to have a Material Adverse Effect.

(g) No Default or Event of Default has occurred and is continuing, and no such event will occur upon the making of the Loan.

(h) With respect to each Contract that is material to the conduct of the LFRP, (i) each such Contract is a valid and binding agreement and each such Contract is in full force and effect, and (ii) Borrower and/or any of its Subsidiaries is in compliance with each such Contract and has no actual knowledge of any default under any such Contract which default has not been cured or waived.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(i) All written information heretofore, herein or hereafter supplied to the Lender by or on behalf of Borrower in connection with the Loans and the other transactions contemplated hereby has been, is and will be accurate and complete in all material respects.  All representations and warranties made by Borrower in any of the other Transaction Documents to which it is party are true and correct in all material respects.

(j) The Financial Statements (reported on and accompanied by an unqualified report from Borrower’s independent auditor) are complete and accurate in all material respects, were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and present fairly in all material respects, in accordance with applicable requirements of GAAP, the consolidated financial position and the consolidated financial results of the operations of Borrower and its Subsidiaries as of the dates and for the periods covered thereby and the consolidated statements of cash flows of Borrower and its Subsidiaries for the periods presented therein.  Except as disclosed in Borrower’s SEC filings made prior to the date of this Agreement, since December 31, 2010, there has been no Material Adverse Effect.

(k) Borrower and its Subsidiaries have no Indebtedness other than (i) identified in the Financial Statements or (ii) incurred by Borrower or its Subsidiaries in the ordinary course of business since December 31, 2010 or (c) otherwise listed and described on Schedule 8.01(k).

(l) After giving effect to the making of the Loans:

(i) The aggregate value of the assets of Borrower, at fair value and present fair salable value, exceeds (i) its Liabilities and (ii) the amount required to pay such Liabilities as they become absolute and matured in the normal course of business;

(ii) Borrower has the ability to pay its debts and Liabilities as they become absolute and matured in the normal course of business; and

(iii) Borrower does not have an unreasonably small amount of capital with which to conduct its business.

(m) Borrower’s Subsidiaries are set forth on Schedule 8.01(m).

(n) (i)  Borrower and its Subsidiaries are in compliance with all applicable Laws except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No prospective change in any applicable laws, rules, ordinances or regulations has been proposed or adopted which, when made effective, could individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

                (ii)Borrower possesses all material certificates, authorizations and permits issued or required by the appropriate federal, state, local or foreign regulatory authorities, including any effective investigational new drug application or its equivalent, necessary to conduct the LFRP, including all such certificates, authorizations and permits required by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials except where the failure to possess such certificates, authorizations and permits, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Borrower has not received any notice of proceedings relating to, and to the Knowledge of Borrower there are no facts or circumstances that could reasonably be expected to lead to, the revocation, suspension, termination or modification of any such certificate, authorization or permit.

                (iii)To the actual knowledge of Borrower, there has been no indication that the FDA or any other Regulatory Agency has any material concerns with any Product or may not approve any Product, nor has any Product, to the actual knowledge of Borrower, suffered any material adverse events in any clinical trial.

(o) Borrower is not an investment company subject to regulation under the Investment Company Act of 1940.

(p) Borrower has timely filed all tax returns required to be filed by it and has paid all taxes due reported on such returns or pursuant to any assessment received by Borrower, except for failures to file tax returns or pay taxes that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.  Any charges, accruals or reserves on the books of Borrower in respect of taxes are adequate except for inadequacies that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.  Borrower has had no material liability for any taxes imposed on or with respect to its net income (except for state or local income or franchise taxes).  Borrower has fulfilled all its obligations with respect to withholding taxes except for failures that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.  No deduction or withholding for or on account of any tax has been made, or was required under applicable Law to be made, from any payment to Borrower under the License Agreements in effect on the Closing Date.

(q) Neither Borrower nor any ERISA Affiliate has ever incurred any unsatisfied liability or expects to incur any liability under Title IV or Section 302 of ERISA or Section 412 of the Code or any similar non-U.S. law or maintains or contributes to, or is or has been required to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code or any non-U.S. law.  The consummation of the transactions contemplated by this Agreement will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under any foreign or U.S. federal, state or local laws, rules or regulations.  Neither Borrower nor any of its Subsidiaries has incurred any material liability with respect to any obligation to provide benefits, including death or medical benefits, with respect to any person beyond their retirement or the termination of service other than coverage mandated by law.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(r) (i)  Except as set forth on Schedule 8.01(r)(i), all of the LFRP Intellectual Property owned by Borrower is solely (and not jointly) owned by Borrower and is free and clear of any and all Liens, except those Liens created in favor of Lender pursuant to the Transaction Documents. The Included Receipts and all of the rights of Borrower under the In Licenses and License Agreements and all other rights in and to the LFRP are free and clear of any and all Liens, except those Liens created in favor of Lender pursuant to the Transaction Documents.

(ii)           Borrower owns, and is the sole holder of, all the Included Receipts.  Borrower owns, and is the sole holder of, and/or has and holds a valid, enforceable and subsisting license to, all assets (including LFRP Intellectual Property) that are required to produce or receive any payments from any Contract Party or payor under and pursuant to, and subject to the terms of any License Agreements.  Borrower has not transferred, sold, or otherwise disposed of, or agreed to transfer, sell, or otherwise dispose of any portion of its respective rights to receive payment of Royalties.  Except as set forth on Schedule 8.01(r)(ii), no Person other than Borrower has any right to receive the payments payable under any License Agreement entered into from and after the Closing Date through Closing Date, other than, in respect of the Included Receipts, Lender.

(s) From and after the Tranche B Closing Date, the claims and rights of the Lender created by this Agreement and any other Transaction Document in and to the Collateral will be senior to any Indebtedness or other obligation of Borrower, with respect to such Collateral.

(t) Borrower’s principal place of business and chief executive office are set forth on Schedule 8.01(t).

(u) (i)  Borrower has provided the Lender all material information in its possession, or otherwise known to it with respect to the LFRP Patents.

(ii)           Schedule 8.01(u)(ii) sets forth an accurate and complete list of all LFRP Patents (including all LFRP Patents not owned by Borrower).  For each item of the LFRP Patents listed on Schedule 8.01(u)(ii), Borrower has indicated (A) the countries in each case in which such item is patented, registered or in which an application for patent or registration is pending, (B) the application numbers, (C) the registration or patent numbers, (D) the scheduled expiration date of the issued patents, and (E) the owner of such item of LFRP Patents.

(iii)           The issued LFRP Patents owned by Borrower are valid, enforceable and subsisting.  To the Knowledge of Borrower, each individual associated with the filing and prosecution of the LFRP Patents owned by Borrower, including the named inventors of such LFRP Patents, has complied in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known to be material to the patentability of each of such LFRP Patents, in those jurisdictions where such duties exist.  [*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(iv)           Schedule 8.01(u)(iv) sets forth an accurate and complete list of all LFRP Patents owned by Borrower that have issued with at least one claim covering the Company LFRP Methods and Libraries.

(v)           Borrower has not sold or otherwise transferred any patents or patent applications that have issued or may issue with at least one claim covering the Company LFRP Methods and Libraries or falling within the scope of the patents licensed under the Patent License Agreements.

(vi)           There are no unpaid maintenance or renewal fees payable by Borrower to any third party that are currently overdue for any of the LFRP Patents or other LFRP Intellectual Property owned by Borrower.  To the Knowledge of Borrower no material applications for LFRP Patents owned by Borrower in whole or in part have lapsed or been abandoned, cancelled or expired, other than as described in Schedule 8.01(u)(ii).

(vii)           Borrower has not undertaken and, to the Knowledge of Borrower, no licensee has undertaken or omitted to undertake any acts, and no conduct, circumstances or grounds exist that would void, invalidate or eliminate, in whole or in part, the enforceability of any of the LFRP Intellectual Property.  [*****]

(viii)           Except as set forth on Schedule 8.01(u)(viii), Borrower has not received or otherwise been the beneficiary of any written opinions of counsel with respect to infringement, non-infringement or invalidity of third party intellectual property with respect to the Company LFRP Methods and Libraries that are not the subject of an In License.

(ix)           Except as set forth on Schedule 8.01(u)(ix), to the Knowledge of Borrower there is, and has been, no pending, decided or settled opposition, interference, reexamination, injunction, claim, lawsuit, proceeding, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree, or any other dispute, disagreement, or claim against Borrower (collectively referred to hereinafter as “Disputes”), nor, to the Knowledge of Borrower, has any such Dispute been threatened, challenging the scope, legality, validity, enforceability or ownership of any LFRP Intellectual Property or which would give rise to a credit against the payments due to Borrower from the applicable License Agreements for the use of the related licensed LFRP Intellectual Property, and no such scheduled Dispute is (or would be if adversely determined) material to the LFRP.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(x)           To the Knowledge of Borrower, there are no Disputes by any third party against Borrower, any licensor under an In License or any licensee under a License Agreement relating to the LFRP.  Borrower has not received or given, and to the Knowledge of Borrower, no such licensee or licensor has received or given any notice of any such Dispute and, to the Knowledge of Borrower, there exist no circumstances or grounds upon which any such claim could be asserted.  [*****]

(xi)           There is no pending or, to the Knowledge of Borrower, threatened action, suit, or proceeding, or any investigation or claim by any Governmental Authority to which Borrower or, to the Knowledge of Borrower, to which any licensee under any License Agreement or any party to a In License is a party (i) that would be the subject of a claim for indemnification, if any, by or against Borrower or (ii) that the Company LFRP Methods and Libraries do or will infringe on any patent or other intellectual property rights of any other Person.  [*****]

(v) (i)  Schedule 8.01(v)(i) sets forth an accurate and complete list of all agreements relating to LFRP in the following categories whether oral or written (provided such oral agreements are to the Knowledge of Borrower):  manufacturing and supply agreements, In Licenses and License Agreements, options (not part of License Agreements or In Licenses), agreements not to enforce (not part of License Agreements or In Licenses), consents, settlements, assignments, security interests, liens and other encumbrances or mortgages, and any amendment(s), renewal(s), novation(s) and termination(s) pertaining thereto, true and correct copies of which have been provided to Lender.  For each agreement specified on Schedule 8.01(v)(i), Borrower has indicated (A) whether such agreement relates to inbound licenses of LFRP Intellectual Property to Borrower or outbound licenses of LFRP Intellectual Property by Borrower and (B) the specific LFRP Intellectual Property relating to such agreement.  Each agreement specified on Schedule 8.01(v)(i), whether or not terminated prior to the Closing Date, constitutes a valid and binding obligation, enforceable in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.  Borrower is not in breach of such agreements and, to the Knowledge of Borrower, no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination (other than existing rights under any License Agreement for a party to terminate for convenience), revision, or amendment of any of the agreements specified on Schedule 8.01(v)(i), including the signing of this Agreement.  None of the Excluded Agreements fall within the scope of an In License or License Agreement as each is defined; provided that the intellectual property or technology which is the subject of an In License may be assigned in connection with an Excluded Agreement.  None of the Excluded Agreements was used in the calculation of the revenue forecasts provided by Borrower to Lender on December 22, 2011.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(ii)           With respect to the License Agreements and In Licenses, there has been no correspondence or other written or, to the Knowledge of Borrower, oral communication sent by or on behalf of Borrower to, or received by or on behalf of Borrower from, any Contract Party, the subject matter of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iii)           Except as set forth on Schedule 8.01(v)(iii), each such License Agreement or In License is in full force and effect and has not been impaired, waived, altered or modified in any respect, whether by consent or otherwise, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iv)           Except as set forth on Schedule 8.01(v)(iii), the Contract Party under each such License Agreement or In License has not been released, in whole or in part, from any of its obligations under such License Agreement.

(v)           Borrower has not received (A) any notice or other written or, to the Knowledge of Borrower, oral communication of any Contract Party’s intention to terminate such License Agreement or In License in whole or in part, or consideration of any such termination, or (B) except as set forth on Schedule 8.01(v)(v), any notice or other written or, to the Knowledge of Borrower, oral communication requesting any amendment, alteration or modification of such License Agreement or In License or any sublicense or assignment thereunder, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vi)           To the Knowledge of Borrower, nothing has occurred and no condition exists that would adversely impact the right of Borrower to receive any payments payable under any License Agreement except where such occurrence or condition could not reasonably be expected to result in a Material Adverse Effect.  Other than as set forth on Schedule 8.01(v)(vi), Borrower, or, to the Knowledge of Borrower, any Contract Party has not taken any action or omitted to take any action, that would adversely impact the right of Lender to take a security interest in the LFRP Technology, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vii)           [*****]

(viii)           Except as set forth on Schedule 8.01(v)(viii), no License Agreement has been satisfied in full, discharged, canceled, terminated, subordinated or rescinded, in whole or in part.  Each License Agreement is the entire agreement between the parties thereto relating to the subject matter thereof, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(ix)           The execution, delivery and performance of each License Agreement and In License was and is within the corporate powers or other organizational power of Borrower and, to the Knowledge of Borrower, the Contract Party thereto.  Each License Agreement and In License was duly authorized by all necessary action on the part of, and validly executed and delivered by, Borrower and, to the Knowledge of Borrower, the Contract Party thereto.  There is no breach or default, or event which upon notice or the passage of time, or both, could give rise to any breach or default, in the performance of such License Agreement or In License by Borrower or, to the Knowledge of Borrower, the Contract Party thereto.

(x)           The representations and warranties made in each existing Material License and In License by Borrower were as of the date made true and correct in all material respects except where the failure to be true and correct could not reasonably be expected to have a Material Adverse Effect.

(xi)           The royalty rates and the duration of such royalty rates in each country under each existing License Agreement set forth on Schedule 8.01(v)(xi) are true and correct in all material respects.  There are no royalties due to Contract Parties under In Licenses with respect to Royalties under the License Agreements except to [*****].

(xii)           [*****]

(xiii)           No software is necessary for use in the LFRP other than commercially available software.

(xiv)           Schedule C sets forth all the biological material, know-how, data, technical and other information other than the LFRP Libraries described in Schedule D that is provided to Contract Parties under Library License Agreements, other than in oral form.

(xv)           The LFRP Libraries described in Schedule D are all the libraries used in the LFRP within the twelve (12) months prior to the Closing Date with the exception of affinity maturation libraries.

(w) Borrower and Borrower’s Subsidiaries have the insurance policies with the coverages and limits set forth on Schedule 8.01(w), carried with the insurance companies also set forth therein.

SECTION 8.02. Survival of Representations and Warranties.  All representations and warranties of Borrower contained in this Agreement shall survive the execution, delivery and acceptance thereof by the Parties and the closing of the transactions described in this Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE IX
AFFIRMATIVE COVENANTS

SECTION 9.01. Maintenance of Existence.  Borrower and/or any of its Subsidiaries party to the Loan Documents shall at all times (a) preserve, renew and maintain in full force and effect its legal existence and good standing as a corporation under the Laws of the jurisdiction of its organization; (b) not change its name or its chief executive office as set forth herein without having given the Lender simultaneous notice thereof; (c) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (d) preserve or renew all LFRP Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

SECTION 9.02. Use of Proceeds.

(a) Borrower shall use the net proceeds of the Tranche A Loan received by it for general corporate purposes.

(b) Borrower shall use all of the net proceeds of the Tranche B Loan received by it, together, if necessary, with other cash, proceeds or amounts possessed by Borrower, to repay in full the Existing Loan Prepayment Amount on the Tranche B Funding Date.

SECTION 9.03. Financial Statements and Information.

(a) In the event that any such information need not to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, Borrower shall furnish to the Lender, on or before the forty-fifth day after the close of each quarter of each fiscal year, the unaudited consolidated balance sheet of Borrower as at the close of such quarter and unaudited consolidated statement of operations and comprehensive loss and cash flows of Borrower for such quarter, duly certified by the chief financial officer of Borrower as having been prepared in accordance with GAAP.  Concurrently with the delivery or filing of the documents described in the preceding sentence, Borrower shall furnish to the Lender a certificate of the chief financial officer, chief accounting officer or treasurer of Borrower, which certificate shall include a statement that such officer has no knowledge, except as specifically stated, of any condition, event or act which constitutes a Default or Event of Default.

(b) In the event that any such information need not be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, Borrower shall furnish to the Lender, on or before the sixtieth day after the close of each fiscal year, Borrower’s audited financial statements as at the close of such fiscal year, including the consolidated balance sheet as at the end of such fiscal year and consolidated statement of operations and cash flows of Borrower for such fiscal year, in each case accompanied by the report thereon of independent registered public accountant of nationally recognized standing.  Concurrently with the delivery or filing of the documents described in the preceding sentence, Borrower shall furnish to the Lender a certificate of the chief financial officer, chief accounting officer or treasurer of Borrower, which certificate shall include a statement that such officer has no knowledge, except as specifically stated, of any condition, event or act which constitutes a Default or Event of Default.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c) Borrower shall, promptly upon receipt thereof, forward or cause to be forwarded to the Lender copies of all notices, reports, updates and other information regarding the License Agreements and Included Receipts received from the Contract Parties which could reasonably be expected to have a Material Adverse Effect.

(d) Borrower shall furnish or cause to be furnished to the Lender from time to time such other information regarding the financial position, assets or business of Borrower or any other Subsidiary or its compliance with any Transaction Document to which it is a party or the LFRP as the Lender may from time to time reasonably request.

(e) Borrower shall, promptly after the end of each fiscal quarter of Borrower (but in no event later than [*****] following the end of such quarter), produce and deliver to the Lender a Quarterly Report and Business Report for such quarter, together with a certificate of a senior officer of Borrower, certifying that to the Knowledge of Borrower that such Quarterly Report and Business Report are true, correct and accurate in all material respects.  Following receipt of any Business Report, the Lenders shall have the right to require a meeting in person or by phone with management of Borrower to discuss matters related to the LFRP.  With each Quarterly Report, Borrower shall provide a copy to the Lenders of each new executed License Agreement, In License and a copy of any amendment or other action (and notification of any action not in writing) as described in Section 9.15.

SECTION 9.04. Books and Records.  Borrower shall keep proper books, records and accounts in which entries in conformity with sound business practices and all requirements of Law applicable to it shall be made of all dealings and transactions in relation to its business, assets and activities and as shall permit the preparation of the consolidated financial statements of Borrower in accordance with GAAP.

SECTION 9.05. Inspection Rights; Access.  Borrower shall, on [*****], or, at any time during which a Default or Event of Default shall have occurred and be continuing, permit representatives of the Lender to examine its or its Subsidiaries’ assets, books and records upon reasonable Notice during normal business hours.  Borrower shall allow the Lender reasonable access to its managers and/or officers.  To the extent any License Agreement contains provisions requiring confidential treatment of any information, including financial information, that would prohibit Borrower from providing such information to the Lender, in connection with any audit permitted hereunder, Borrower shall have its independent certified public accountants provide a summary of the relevant information and certify that such information is true and correct in all respects.

SECTION 9.06. Maintenance of Insurance and Properties.  Borrower and its Subsidiaries shall maintain and preserve all of its properties that are used and useful in the conduct of the LFRP in good working order and condition, ordinary wear and tear excepted.  Borrower shall maintain insurance policies with the same or better coverages and limits as those set forth on Schedule 8.01(w) with the insurance companies set forth therein (the “Insurance Providers”) or with insurance companies rated at least as high as the Insurance Providers as of the Closing Date (according to A.M. Best Company, Inc.).  Borrower shall furnish to the Lender from time to time upon written request full information as to the insurance carried.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 9.07. Governmental Authorizations.  Borrower shall obtain, make and keep in full force and effect all authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against Borrower of this Agreement and the other Transaction Documents to which it is a party.

SECTION 9.08. Compliance with Laws and Contracts.

(a) Borrower and any its Subsidiaries shall comply with all applicable Laws and perform its obligations under all Contracts relative to the conduct of its business, including the Transaction Documents to which it is party in all material respects.

(b) Borrower shall at all times comply with the margin requirements set forth in Section 7 of the Exchange Act and any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

SECTION 9.09. Plan Assets.  Borrower shall not take any action that causes its assets to be deemed to be Plan Assets at any time.

SECTION 9.10. Notices.

(a) Borrower shall promptly give written Notice to the Lender of each Default or Event of Default and each other event that has or could reasonably be expected to have a Material Adverse Effect; provided that in any situation where Borrower knows a press release or other public disclosure is to be made, Borrower shall use all commercially reasonable efforts to provide such information to the Lender as early as possible but in no event later than simultaneously with such release or other public disclosure.

(b) Borrower shall promptly give written Notice to the Lender upon receiving notice, or otherwise becoming aware, of any default or event of default under the License Agreements.

(c) Borrower shall, promptly after becoming aware thereof, give written Notice to the Lender of any litigation or proceedings to which Borrower or any of its Subsidiaries is a party or which could reasonably be expected to have a Material Adverse Effect.

(d) Borrower shall, promptly after becoming aware thereof, give written Notice to the Lender of any litigation or proceedings challenging the validity of the License Agreements, the LFRP Intellectual Property or any of the transactions contemplated therein.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(e) Borrower shall, promptly after becoming aware thereof, give written Notice to the Lender of any representation or warranty made or deemed made by Borrower in any of the Transaction Documents or in any certificate delivered to the Lender pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made or deemed made.

SECTION 9.11. Payment of Taxes.  Borrower shall pay all material taxes of any kind imposed on or in respect of its income or assets before any penalty or interest accrues on the amount payable and before any Lien on any of its assets exists as a result of nonpayment except as provided in Section 10.03 hereof and except for taxes contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP.

SECTION 9.12. Waiver of Stay, Extension or Usury Laws.  Borrower will not at any time, to the extent that it may lawfully not do so, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive Borrower from paying all or any portion of the principal of or premium, if any, or interest on the Loans as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Agreement; and, to the extent that it may lawfully do so, Borrower hereby expressly waives all benefit or advantage of any such law and expressly agrees that it will not hinder, delay or impede the execution of any power herein granted to the Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 9.13. Additional Covenants of Borrower.

(a) [*****]

(b) [*****]

SECTION 9.14. [*****].

SECTION 9.15. Further Assurances

(a) .  Borrower shall promptly, at its sole cost and expense, execute and deliver to the Lender such further instruments and documents, and take such further action, as the Lender may, at any time and from time to time, reasonably request in order to carry out the intent and purpose of this Agreement and the other Transaction Documents to which it is a party and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Lender hereby and thereby. [*****] From and after the Existing Loan Prepayment Date, in the event that any of the Collateral is, directly or indirectly, sold, leased, licensed, transferred or otherwise disposed of to a Subsidiary of Borrower, Borrower shall cause such Subsidiary to execute a joinder to the Security Agreement confirming that the Collateral continues to be subject to the Lien granted to the Lender thereunder and such other documentation that the Lender shall reasonably request.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 9.16. Termination of Existing Loan Agreement; Collateral.

(a) If the Existing Loan Prepayment Date shall occur prior to the Tranche B Funding Date, (i) Borrower shall promptly and duly execute and deliver to the Lender the Security Agreement (including the schedules thereto), the Lockbox Agreement and such other documents as the Lender shall reasonably request, in each case in form and substance satisfactory to the Lender, which shall be in full force and effect, and (ii) all filings, recordings and other actions that are necessary or reasonably requested by the Lender in order to establish, protect, preserve and perfect the security interest in the assets of Borrower as provided in the Security Agreement as a valid and perfected first priority security interest with respect to such assets shall be duly effected, including the filing of a UCC-1 financing statement and a Patent Security Agreement (as defined in the Security Agreement) and Copyright Security Agreement (as defined in the Security Agreement).

(b) As collateral security for the due and punctual payment or performance in full (including the payment of amounts that would become due but for the operation of the automatic stay under Subsection 362(a) of the United States Bankruptcy Code) of all Obligations, Borrower hereby grants to Lender, effective as of the Existing Loan Prepayment Date, a security interest (the "Security Interest") in all of the Borrower’s right, title and interest in and to the following personal property, whether now or hereafter existing, and wherever the same may be located (all such property, collectively, the “Loan Collateral”) (all terms used in this Section 9.16(b) and not otherwise defined herein shall have the meanings given to such terms in the Uniform Commercial Code, as in effect from time to time in the State of New York):

(i) the Gross Payments and Included Receipts;

(ii) the LFRP Patents, including those set forth on Schedule 8.01(u)(iv), and LFRP Know-How, including that described in Schedule C, and all other know-how, materials, trademarks, service marks, trade names and goodwill associated therewith, trade secrets, data, formulations, processes, franchises, inventions, software, copyrights, and all intellectual property (including biological materials), and all registrations of any of the foregoing, or applications therefor, that are (A) owned by, controlled by, issued to, licensed to, or licensed by Borrower and (B) used in the performance of the LFRP as presently conducted by Borrower or as conducted by Borrower as of the Closing Date or during the term of the Loans (but specifically excluding the biological material, individually or collectively, comprising each of the LFRP Libraries in the possession of the Borrower, it being the intent of the Parties that while intellectual property covering or embodied in the LFRP Libraries be within the scope of the Loan Collateral, all biological material comprising the LFRP Libraries, except for the Duplicate Libraries (as defined below), is excluded from the Loan Collateral);

(iii) the License Agreements;

(iv) the In Licenses;

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(v) all books, records, data bases, and information related to the LFRP;

(vi) all general intangibles, including all payment intangibles and all documents (notwithstanding any other provisions herein, as that term is defined in the UCC), instruments (including promissory notes), accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, in each case related to the Gross Payments and Included Receipts;

(vii) any other general intangibles necessary to the performance of or forming part of the LFRP;

(viii) (A) the Borrower’s interests in the Lockbox Account, (B) the Company Concentration Account, and (C) any other deposit account or securities account containing proceeds of Loan Collateral and into which a party to a License Agreement has remitted Royalties (the accounts referred to in clauses (A), (B) and (C) collectively, the “Pledged Deposit Accounts”), all funds on deposit in each such account, all investments arising out of such funds, all claims thereunder or in connection therewith and special purpose subaccounts maintained therein, and all monies and credit balances from time to time held in the Pledged Deposit Accounts or such subaccounts; all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by Borrower in substitution for or in addition to any or all of the then existing items described in this subsection (viii); and all interest, dividends, cash, securities, rights, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds, or such investments or received in exchange for any or all of the items described in this subsection;

(ix) all money now or at any time in the possession or under the control of, or in transit to, the Lockbox Bank, or the Borrower relating to any of the foregoing in this Section 9.16(b);

(x) quantities of biological material comprising a complete copy of each of the LFRP Libraries that are sufficient to be used to create a reproducible supply of the LFRP Libraries (the “Duplicate Libraries”); and

(xi) all Proceeds.

(c) The Parties agree that the Security Interest in the Loan Collateral granted hereunder shall not attach to such Loan Collateral and shall not become effective until the Existing Loan Prepayment Date.  Without limiting the obligations of Borrower to enter into the Security Agreement and take the other actions required pursuant to Section 9.16(a), the Security Interest shall automatically attach to the Loan Collateral and become effective on the Existing Loan Prepayment Date without any action or consent of any Person.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(d) Borrower hereby authorizes the Lender to file a UCC financing statement describing the Loan Collateral and specifying that the Security Interest in the Loan Collateral will be granted to the Lender as of the Existing Loan Prepayment Date only.  Borrower hereby agrees to notify the Lender in writing of any change in its name, identity or corporate structure at least fifteen (15) days prior to such change and give the Lender thirty (30) days’ prior written notice of any change in its chief place of business, chief executive office or residence or the office where Borrower keeps its records regarding the Loan Collateral or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Borrower.

(e) In the event that, notwithstanding this Section 9.16, Borrower shall grant a Lien on the Collateral to any Person (other than as expressly permitted pursuant to Section 10.03) such Person shall be deemed to hold such Lien on behalf and for the benefit of the Lender and the Lender hereby appoints any such Person as its representative for the purposes of holding such Lien on its behalf.

ARTICLE X
NEGATIVE COVENANTS

SECTION 10.01. Activities of Borrower.

(a) Neither Borrower nor any of its Subsidiaries shall amend, modify or waive or terminate any provision of, or permit or agree to the amendment, modification, waiver or termination of any provision of, any of the Loan Documents, License Agreements or any material Contract related to the LFRP that could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Lender.

(b) Neither Borrower nor any of its Subsidiaries shall use any current or future protein, peptide or antibody selection technology to establish a business or business unit competing with the LFRP or enable a third party to use for funded research or license out any such technology in a way that would compete with the LFRP.

SECTION 10.02. Merger; Sale of Assets.

(a) Borrower shall not merge or consolidate with or into (whether or not Borrower is the Surviving Person) any other Person and Borrower will not, and will not cause or permit any Subsidiary to, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of Borrower’s and its Subsidiaries assets (determined on a consolidated basis for Borrower and its Subsidiaries) to any Person in a single transaction or series of related transactions, unless (1) either (A) Borrower will be the Surviving Person or (B) the Surviving Person (if other than Borrower) will be an entity organized and validly existing under the laws of Delaware, and will, in any such case, expressly assume the due and punctual payment of the principal of, premium, if any, and interest on the Loans and the performance and observance of every covenant of the Loan Documents to be performed or observed on the part of Borrower and shall use its commercially reasonable efforts to actively market and promote the LFRP and to seek out and exploit opportunities for entering into Future Licenses; and (2) immediately thereafter, on a pro forma basis after giving effect to such transaction (and treating any Indebtedness not previously an obligation of Borrower or any Subsidiary of Borrower in connection with or as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b) Neither Borrower nor any of its Subsidiaries shall directly or indirectly sell, lease, license, transfer or otherwise dispose of all or any part of its assets consisting of or used in the LFRP Technology or the LFRP, except (i) licenses of intellectual property rights of Borrower or any of its Subsidiaries in connection with services provided by Borrower or such Subsidiary for fair value in an arm’s-length transaction in the ordinary course of its business; (ii) sales of equipment not needed for Borrower’s business to one or more third parties for fair value in an arm’s-length transaction; provided any assets received in return from such transaction are subject to the Lien created by the Security Agreement; (iii) sales of equipment to one or more third parties for fair value in an arm’s-length transaction, the proceeds of which are used to purchase replacement or other assets useful in Borrower’s LFRP business within [*****] of such sale and (iv) other sales, leases, licenses, transfers or other dispositions in an aggregate amount not to exceed [*****] from the Closing Date through the term of this Agreement.

SECTION 10.03. Liens.  Neither Borrower nor any of its Subsidiaries shall create or suffer to exist any Lien on or with respect to the Collateral other than (i) pursuant to or to the extent permitted under this Agreement and, from and after the Existing Loan Prepayment Date, the Security Agreement and (ii) Liens on the Existing Loan Collateral under the Existing Loan Security Agreement, as in effect on the date hereof.  Borrower shall not create or suffer to exist any Lien on or with respect to any of its assets that are not Collateral, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”):

(a) Liens existing on the Closing Date set forth in Schedule 10.03(a) to the extent and in the manner such Liens are in effect on the Closing Date;

(b) any Lien granted to collaboration or development partners of Borrower or its Affiliates in connection with funded research, development and commercialization activities (other than on or with respect to the LFRP Intellectual Property or the Included Receipts); provided that any such Lien is limited to Borrower’s and/or any applicable Subsidiaries’ interest in products developed in such collaboration;

(c) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset; provided that such Lien attaches to such asset concurrently with or within [*****] after the acquisition thereof;

(d) any Lien existing on any asset prior to the acquisition thereof by Borrower or any Subsidiary of Borrower and not created in contemplation of such acquisition;

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(e) any Lien created after the Closing Date in connection with capitalized lease obligations, but only to the extent that such Lien encumbers property financed by such capital lease obligation and the principal component of such capitalized lease obligation is not increased;

(f) Liens arising in the ordinary course of its business (other than on or with respect to the LFRP Intellectual Property or the Included Receipts) which (i) do not secure Indebtedness and (ii) do not in the aggregate materially impair the operation of the business of Borrower or impair the value of the Included Receipts;

(g) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering with the ordinary conduct of the business of Borrower;

(h) any Lien on assets that are not Collateral arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses (a) through (g) of this Section 10.03; provided that such Indebtedness is not increased and is not secured by any additional assets;

(i) Liens securing taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers’ landlords, warehousemen and similar Persons, Liens in the ordinary course of business in connection with workmen’s compensation, unemployment insurance and other similar Laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings.

SECTION 10.04. Investment Company Act.  Neither Borrower nor any of its Subsidiaries shall be or become an investment company subject to registration under the Investment Company Act of 1940.

SECTION 10.05. Limitation on Additional Indebtedness.  Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, incur or suffer to exist any Indebtedness; provided that Borrower and its Subsidiaries may incur:

(a) Indebtedness under this Agreement;

(b) Indebtedness under the Existing Loan Agreement, as in effect on the date hereof, in an aggregate principal amount not to exceed (i) the aggregate principal amount outstanding on the date hereof less (ii) any reduction or repayment thereof expressly required pursuant to Section 3.01(a) of the Existing Loan Agreement, as in effect on the date hereof;

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c) Indebtedness secured by Liens permitted under Section 10.03 other than Section 10.03(b) (but, in the case of Liens permitted under Section 10.03(a), only to the extent of the Indebtedness related thereto);

(d) any other Indebtedness of Borrower, which by its terms (or by the terms of any agreement governing such Indebtedness) is fully subordinated in right of payment to the Loans;

(e) capital leases and leasehold improvements consistent with past practices; or

(f) other unsecured Indebtedness of Borrower not to exceed [*****].

SECTION 10.06. Limitation on Transactions with Controlled Affiliates.  Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any transaction or series of related transactions or participate in any arrangement (including any purchase, sale, lease or exchange of assets or the rendering of any service) with, or for the benefit of, any Controlled Affiliate other than the Transaction Documents or in the ordinary course of business of Borrower upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm’s-length transaction with a non-Controlled Affiliate; provided that Borrower and its Subsidiaries may engage in the following transactions:

(a) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved in good faith by the Board of Directors of Borrower;

(b) transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents;

(c) dividends permitted by Section 10.08;

(d) transactions among Borrower and its Wholly Owned Subsidiaries.

SECTION 10.07. ERISA.

(a) Neither Borrower nor any of its Subsidiaries shall maintain or contribute to, or agree to maintain or contribute to or otherwise incur any liability with respect to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code or any similar plan under non-U.S. law (a “Plan”) that could reasonably be expected to have a Material Adverse Effect.

(b) Neither Borrower nor any of its Subsidiaries shall engage in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or substantially similar provisions under foreign or U.S. federal, state or local laws, rules or regulations or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by the Lender of any of its rights under the Notes, this Agreement or the Security Agreement) to be a non-exempt prohibited transaction under such provisions.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c) Neither Borrower nor any of its Subsidiaries will incur any material liability with respect to any obligation to provide medical benefits with respect to any person beyond their retirement or other termination of service other than coverage mandated by law.

SECTION 10.08. Restricted Payments.  Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make any Restricted Payment other than pursuant to clauses (a) through (b) below; provided that Borrower and its Subsidiaries may not make any Restricted Payments while an Event of Default has not occurred and is continuing:

(a) Restricted Payments not to exceed [*****] in the aggregate from the Closing Date through the Maturity Date; and

(b) the redemption of any Capital Stock of Borrower or any Subsidiary in exchange for, or out of the proceeds of the substantially concurrent issuance and sale of, Qualified Capital Stock.

SECTION 10.09. Prepayment of Indebtedness.

(a) Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make any payment on or in respect of the Existing Loan, except for any such payment (i) expressly required pursuant to Sections 3.01(a) and 4.01(a) of the Existing Loan Agreement, as in effect on the date hereof, or (ii) made by Borrower on the Tranche B Funding Date using the net proceeds of the Tranche B Loan (any such prepayment pursuant to this clause (ii), a “Permitted Existing Loan Prepayment”); provided, however, that, notwithstanding anything to the contrary set forth in this Section 10.09(a), Borrower may, at any time after the Tranche B Closing Date, prepay the Existing Loan, in whole but not in part (in accordance with the terms thereof), from cash on hand or from the proceeds of any financing transaction of any kind and with any Person, and any such prepayment shall constitute a Permitted Existing Loan Prepayment for all purposes hereunder, if (x) the Tranche B Funding Date does not occur on or prior to the Tranche B Closing Date because Borrower is unable to satisfy the conditions precedent set forth in Section 7.02(i) and, as a result, the Lender elects not to make the Tranche B Loan and (y) no Default or Event of Default shall have occurred and be continuing at the time of such prepayment or shall occur as a result thereof or immediately after giving effect thereto.

(b) Prior to the Tranche B Closing Date, neither Borrower nor any of its Affiliates will, and Borrower shall cause its agents and representatives (including any financial advisor, attorney or accountant retained by it or any of its Affiliates) not to, directly or indirectly, (i) solicit, initiate, encourage or facilitate (including by way of furnishing information or data) any inquiries or the making of any proposal or offer (except for any proposal or offer from the Lender) with respect to (A) any financing transaction of any kind or nature in connection with or in contemplation of, or the proceeds of which are intended or expected by Borrower to be used, in whole or in part, to make, any payment on or in respect of the Existing Loan, (B) any sale, transfer, assignment or other disposition of, or incurrence or granting of any Lien on, Borrower's interest in the Existing Loan Collateral or (C) any similar transaction (any such proposal or offer referred to in clauses (A), (B) and (C), a "Transaction Proposal"), (ii) have any discussions with or provide any confidential information or data to any Person (other than the Lender) relating to a Transaction Proposal or engage in any negotiations with any Person (other than the Lender) concerning a Transaction Proposal, (iii) facilitate any effort or attempt to make or implement a Transaction Proposal by any Person (other than the Lender) or (iv) accept any Transaction Proposal (other than from the Lender).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE XI
EVENTS OF DEFAULT

SECTION 11.01. Events of Default.  If one or more of the following events of default (each, an “Event of Default”) occurs and is continuing, the Lender shall be entitled to the remedies set forth in Section 11.02:

(a) Borrower fails to pay any principal of the Loans when due, whether on the Tranche A Maturity Date or the Maturity Date, as applicable, or otherwise.

(b) Except as permitted by Section 4.01, Borrower fails to pay any interest on the Loans or make payment of any other amounts payable under this Agreement within three Business Days after the same becomes due and payable.

(c) Any representation or warranty of Borrower or any of its Subsidiaries in any Loan Document to which it is party or in any certificate, financial statement or other document delivered by Borrower or such Subsidiary in connection with this Agreement proves to have not been true and correct either at the time it was made and the failure of such statement to be true and correct, individually or in the aggregate, results in a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(d) Borrower fails to perform or observe any covenant or agreement contained in Section 2,01(b), 9.02(b), 9.03(a), (c) or (d), 9.10, 9.16, 10.02 or 10.09.

(e) Borrower or any of its Subsidiaries party to the Loan Documents fails to perform or observe any other covenant or agreement contained in this Agreement, the Notes or the Security Agreement (other than those referred to in the preceding clauses of this Section 11.01) if (i) such failure is not remedied on or before the thirtieth day after Notice thereof from the Lender and (ii) the failure to perform or observe any such covenant or agreement, individually or in the aggregate, results in a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(f) Borrower or any of its Subsidiaries (i) fails to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness (other than the Obligations hereunder) having an aggregate principal amount in excess of [*****] or (ii) fails to perform or observe any covenant or agreement to be performed or observed by it contained in any agreement or in any instrument evidencing any of its Indebtedness having an aggregate principal amount in excess of [*****] and, as a result of such failure, any other party to that agreement or instrument is entitled to exercise the right to accelerate the maturity of any Indebtedness thereunder and such Indebtedness is accelerated; provided, however, that a failure under items (i) or (ii) shall not constitute an Event of Default under this clause (f) if (x) the obligation to pay the overdue amounts has not resulted from acceleration and (z) the failure is remedied on or before the greater of (I) the thirtieth day after it occurs, or (II) any grace period applicable to such overdue amounts.

(g) Borrower and/or any of its Subsidiaries shall sell, assign, lease, license, transfer or otherwise dispose of the LFRP Intellectual Property or any Included Receipts, or Borrower and/or any of its Subsidiaries takes any action which could reasonably be expected to impair the Lender’s Lien on any of the foregoing from and after the Existing Loan Prepayment Date, except to the extent permitted under Section 10.02(b).

(h) Any uninsured judgment, decree or order in excess of [*****] shall be rendered against Borrower and any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced upon such judgment, decree or order or (ii) such judgment, decree or order shall not have been vacated or discharged within thirty days from entry.

(i) Borrower or any Significant Subsidiary (i) is dissolved or commences proceedings for dissolution, (ii) fails or is unable to pay its debts generally as they become due, (iii) commences a voluntary case in bankruptcy or any other action or proceeding for any other relief under any law affecting creditors’ rights that is similar to a bankruptcy law or (iv) consents by answer or otherwise to the commencement against it of an involuntary case in bankruptcy or any other such action or proceeding; or a court enters an order for relief or a decree in an involuntary case in bankruptcy or any other such action or proceeding in respect of any such Person or any of the assets of any such Person if such order or decree is not dismissed or withdrawn on or before the sixtieth day after the entry thereof or if any such dismissal or withdrawal ceases to remain in effect.

(j) Any of the Transaction Documents (other than any License Agreement and, prior to the Existing Loan Prepayment Date, the Security Agreement and the Lockbox Agreement) shall cease to be in full force and effect or its validity or enforceability is disaffirmed or challenged in writing by any Person other than the Lender, or, from and after the Existing Loan Prepayment Date, this Agreement or the Security Agreement shall cease to give the Lender the rights purported to be created hereby or thereby (including a first priority perfected Lien on the assets of Borrower or any of its Subsidiaries party to the Loan Documents) other than as a direct result of any action by a Lender or failure of a Lender to perform an obligation.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(k) Borrower and/or any of its Subsidiaries fails to perform or observe any covenant or agreement contained in any License Agreement or Borrower Documents, as applicable, and such failure is not cured or waived within any applicable grace period except where such failure could not reasonably be expected to have a Material Adverse Effect.

(l) In connection with a challenge to the validity of the Included Receipts or any LFRP Intellectual Property or any transaction contemplated under the License Agreements, any judgment, decree or order is issued that (i) halts or suspends the payment by any Contract Party of any amount payable in respect of the Included Receipts, or (ii) otherwise determines that the Included Receipts have not been duly authorized or validly issued or that the Included Receipts are not enforceable in accordance with the terms of the applicable License Agreement, and such judgment, decree or order shall not have been vacated or discharged within 10 days from entry.

(m) From and after the Existing Loan Prepayment Date, any security interest purported to be created by this Agreement or the Security Agreement shall cease to be in full force and effect, or shall cease to give the rights, powers and privileges purported to be created and granted hereunder or thereunder (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided herein and therein)) in favor of the party secured on behalf of the Lenders pursuant hereto or thereto, or shall be asserted by Borrower and/or any of its Subsidiaries not to be a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Agreement) security interest in the Collateral covered thereby.

(n) A default shall occur under the Existing Loan Agreement.

SECTION 11.02. Default Remedies.  If any Event of Default shall occur, the Lender may, by Notice to Borrower, (a) exercise all rights and remedies available to the Lender hereunder and under the Security Agreement, including enforcement of the security interests created thereby, (b) declare the Loans, all interest thereon and all other amounts payable hereunder and under the applicable Note(s) by Borrower to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or further notice of any kind, which are expressly waived by Borrower and (c) declare the obligations of the Lender hereunder to be terminated, whereupon such obligations shall terminate; provided, however, that if any event of any kind referred to in Section 11.01(i) occurs, the obligations of the Lender hereunder shall immediately terminate, all amounts payable hereunder by Borrower shall become immediately due and payable and the Lender shall be entitled to exercise rights and remedies under the Security Agreement without diligence, presentment, demand of payment, protest or notice of any kind, all of which are hereby expressly waived by Borrower.  Each Notice delivered pursuant to this Section 11.02 shall be effective when sent.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 11.03. Right of Set-off; Sharing of Set-off.

(a) If any amount payable hereunder is not paid as and when due, Borrower irrevocably authorizes the Lender and each Affiliate of the Lender (i) to proceed, to the fullest extent permitted by applicable Law, without prior notice, by right of set-off, bankers’ lien, counterclaim or otherwise, against any assets of Borrower in any currency that may at any time be in the possession of the Lender or such Affiliate, to the full extent of all amounts payable to the Lender hereunder or (ii) to charge to Borrower’s account with Lender the full extent of all amounts payable by Borrower to the Lender hereunder; provided, however, that the Lender shall notify Borrower of the exercise of such right promptly following such exercise.

(b) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations owed to such Lender resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other obligations owed to such Lender greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the other Lenders of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that the provisions of this Section 11.03(b) shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee.

SECTION 11.04. Rights Not Exclusive.  The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Law.

ARTICLE XII
INDEMNIFICATION

SECTION 12.01. Funding Losses.  If Borrower fails to borrow the Tranche A Loan on the Closing Date or the Tranche B Loan on the Tranche B Funding Date, in each case after the applicable Notice of Borrowing has been given to the Lender in accordance herewith, Borrower shall reimburse the Lender within three Business Days after demand for any resulting loss or expense incurred by the Lender including any loss incurred in obtaining, liquidating or redeploying deposits from third parties; provided that the Lender shall have delivered to Borrower a certificate as to the amount of such loss or expense.

SECTION 12.02. [Reserved].

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 12.03. Other Losses.

(a) Borrower agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, the Lender and its Affiliates and their respective officers, partners, directors, trustees, employees and agents (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of such Indemnitee; provided Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of such Indemnitee.  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 12.03 may be unenforceable in whole or in part because they are violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b) To the extent permitted by applicable law, no Party shall assert, and each Party hereby waives, any claim against each other Party and such Party’s Affiliates, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the Loans or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

SECTION 12.04. Assumption of Defense; Settlements.  If the Lender is entitled to indemnification under this Article XII with respect to any action or proceeding brought by a third party that is also brought against Borrower, Borrower shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Lender.  Upon assumption by Borrower of the defense of any such action or proceeding, Borrower shall have the right to participate in such action or proceeding and to retain its own counsel but Borrower shall not be liable for any legal expenses of other counsel subsequently incurred by the Lender in connection with the defense thereof unless (i) Borrower has otherwise agreed to pay such fees and expenses, (ii) Borrower shall have failed to employ counsel reasonably satisfactory to the Lender in a timely manner or (iii) the Lender shall have been advised by counsel that there are actual or potential conflicting interests between Borrower and the Lender, including situations in which there are one or more legal defenses available to the Lender that are different from or additional to those available to Borrower; provided, however, that Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the Lender, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding.  Borrower shall not consent to the terms of any compromise or settlement of any action defended by Borrower in accordance with the foregoing without the prior written consent of the Lender unless such compromise or settlement (x) includes an unconditional release of the Lender from all liability arising out of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Lender.  Borrower shall not be required to indemnify the Lender for any amount paid or payable by the Lender in the settlement of any action, proceeding or investigation without the written consent of Borrower, which consent shall not be unreasonably withheld.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE XIII
MISCELLANEOUS

SECTION 13.01. Assignments.

(a) Borrower shall not be permitted to assign this Agreement without the prior written consent of the Lender and any purported assignment in violation of this Section 13.01 shall be null and void.

(b) Lender may at any time assign all its rights and obligations hereunder, in whole or in part, to any other Person (each an “Assignee”).

(c) The parties to each assignment shall execute and deliver to Borrower a written instrument of assignment in the form set forth in Exhibit M, containing the agreement of the assignee to be bound by the terms of this Agreement (an “Assignment and Acceptance”).  Upon the effectiveness of a permitted assignment hereunder, (i) each reference in this Agreement to “Lender” shall be deemed to be a reference to the assignor and the assignee to the extent of their respective interests, (ii) such assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender and (iii) the assignor shall be released from its obligations hereunder to a corresponding extent of the assignment, and no further consent or action by any party shall be required.

(d) In the event there are multiple Lenders, all payments of principal, interest, fees and any other amounts payable pursuant to the Loan Documents shall be allocated on a pro rata basis among the Lenders according to their proportionate interests in the applicable Loans.

(e) Borrower shall, from time to time at the request of the Lender, execute and deliver any documents that are necessary to give full force and effect to an assignment permitted hereunder, including new Notes in exchange for the Notes held by the Lender.

(f) Except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Loans of any Tranche, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Borrower) shall not be less than [*****] unless Borrower otherwise consents, provided that no such consent of Borrower shall be required if a Default has occurred and is continuing.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 13.02. [Reserved].

SECTION 13.03. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

SECTION 13.04. Notices.  All notices, consents, approvals, reports, designations, requests, waivers, elections and other communications (collectively, “Notices”) authorized or required to be given pursuant to this Agreement shall be given in writing and either personally delivered to the Party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by facsimile or electronic mail with a copy sent on the following Business Day by one of the other methods of giving notice described herein, addressed to the Party at its address listed below:

(a) If to Borrower on or before January 28, 2012:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  George Migausky
Facsimile:  (617) 225-7708
E-mail:  gmigausky@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  Ivana Magovcevic-Liebisch
Facsimile:  (617) 225-7708
E-mail:  imagovcevic@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
300 Technology Square
Cambridge, MA  02139
Attention:  Andrew Ashe
Facsimile:  (617) 225-7708
E-mail:  aashe@dyax.com

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

If to Borrower after January 28, 2012:

Dyax Corp.
55 Network Drive
Burlington, MA 01803
Attention:  George Migausky
Facsimile:  (617) 225-7708
E-mail:  gmigausky@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
55 Network Drive
Burlington, MA 01803
Attention:  Ivana Magovcevic-Liebisch
Facsimile:  (617) 225-7708
E-mail:  imagovcevic@dyax.com

with a copy (which shall not constitute notice) to:

Dyax Corp.
55 Network Drive
Burlington, MA 01803
Attention:  Andrew Ashe
Facsimile:  (617) 225-7708
E-mail:  aashe@dyax.com

in each case with a copy (which shall not constitute notice) to:

Edwards Wildman Palmer LLP
111 Huntington Avenue
Boston, MA  02199
Attention:  Stacie S. Aarestad
Facsimile:  (617) 227-4420
E-mail:  saarestad@edwardswildman.com

(b)           If to a Lender:

LFRP Investors, L.P.
177 Broad Street, Suite 1101
Stamford, CT  06901
Attention:  Gregory B. Brown, M.D.
Facsimile:  (203) 388-9084
Email:  greg.brown@cowen.com

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

with a copy (which shall not constitute notice) to:

Vanderbilt Overflow GP, LLC
177 Broad Street, Suite 1101
Stamford, CT  06901
Attention:  Vice President – Legal
Facsimile:  (203) 388-9080
Email: Royalty@Cowen.com

with a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel llp
80 Pine Street
New York, NY  10005
Attn:  Christopher T. Cox
Facsimile:  (212) 396-0136
E-mail:  ccox@cahill.com

Any Party may change its address for the receipt of Notices at any time by giving Notice thereof to the other Parties.  Except as otherwise provided herein, any Notice authorized or required to be given by this Agreement shall be effective when received.

SECTION 13.05. Entire Agreement.  This Agreement, the other Transaction Documents and the Confidentiality Agreement contain the entire agreement between the Parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

SECTION 13.06. Modification.  No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing executed by Borrower and the Lender or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of the Lender.

SECTION 13.07. No Delay; Waivers; etc.

  No delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.  The Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by the Lender.

SECTION 13.08. Severability.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, then, to the fullest extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 13.09. Determinations.  Each determination or calculation by the Lender hereunder shall, in the absence of manifest error, be conclusive and binding on the Parties.

SECTION 13.10. Replacement of Note.  Upon the loss, theft, destruction, or mutilation of any Note and (a) in the case of loss, theft or destruction, upon receipt by Borrower of indemnity or security reasonably satisfactory to it (except that if the holder of such Note is the Lender or any other financial institution of recognized responsibility, the holder’s own agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of mutilation, upon surrender to Borrower of any mutilated Note, Borrower shall execute and deliver in lieu thereof a new Note, dated the Closing Date, in the case of the Tranche A Note, or dated the Tranche B Funding Date, in the case of the Tranche B Note, in the same principal amount.

SECTION 13.11. Governing Law.  THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 13.12. Jurisdiction.  Borrower irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States sitting in the State of New York, and of the courts of its own corporate domicile with respect to actions or proceedings brought against it as a defendant, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (a “Proceeding”).  Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Proceeding and any claim that any Proceeding has been brought in an inconvenient forum.  Any process or summons for purposes of any Proceeding may be served on Borrower by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for Notices hereunder.

SECTION 13.13. Waiver of Jury Trial.  BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 13.14. Waiver of Immunity.  To the extent that Borrower has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or any of its property, Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by law.

SECTION 13.15. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 13.16. Limitation on Rights of Others.  Except for the Indemnitees referred to in Section 12.03, no Person other than a Party shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.

SECTION 13.17. No Partnership.  Nothing in this Agreement or any other Transaction Document shall be read to create any agency, partnership or joint venture of the Lender (or any of its Affiliates) and Borrower (or any of its Affiliates).  Each Party agrees not to refer to the other as a “partner” or the relationship as “partnership” or “joint venture.”

SECTION 13.18. Survival.  The obligations of Borrower contained in Sections 4.04, 4.05, Article V and Article XII shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of Borrower hereunder.

SECTION 13.19. Patriot Act Notification.  Lender hereby notifies Borrower that, consistent with the USA Patriot Act, Public Law No. 107-56 (the “Patriot Act”), regulations promulgated thereunder and under other applicable Law, the Lender’s procedures and customer due diligence standards require it to obtain, verify and record information that identifies Borrower, including among other things name, address, information regarding persons with authority or control over Borrower, and other information regarding Borrower, its operations and transactions with the Lender.  Borrower agrees to provide such information and take such actions as are reasonably requested by the Lender in order to assist the Lender in maintaining compliance with its procedures, the Patriot Act and any other applicable Laws.

ARTICLE XIV
SUBORDINATION

SECTION 14.01. Obligations Subordinated to Indebtedness Under the Existing Loan Agreement.  Borrower covenants and agrees, and the Lender by its acceptance hereof likewise covenants and agrees, that all Obligations shall be issued subject to the provisions of this Article XIV; and each Person holding any Obligations, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Obligations by Borrower shall, to the extent and in the manner set forth in this Article XIV be subordinated and junior in right of payment to the prior payment in full in cash of the Existing Loan.

SECTION 14.02. No Payment on Obligations in Certain Circumstances; Payment Held in Trust.

(a) No Payments in Certain Circumstances.  No direct or indirect payment by or on behalf of Borrower of principal of or interest on the Loans, whether pursuant to the terms of the Obligations, upon acceleration, or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations under the Existing Loan Agreement, whether at maturity, on account of mandatory redemption or prepayment or acceleration, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of lender under the Existing Loan Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b) Payments Held in Trust.  In the event that, notwithstanding the foregoing, any payment shall be received by the Lender when such payment is prohibited by Section 14.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the lender under the Existing Loan Agreement, but only to the extent that, upon notice from the Lender to the lender under the Existing Loan Agreement that such prohibited payment has been made, such lender notifies the Lender in writing of the amounts then due and owing on Existing Loan, if any, and only the amounts specified in such notice to the Lender shall be paid to such lender.

SECTION 14.03. Payment Over of Proceeds upon Dissolution, Etc.

(a) Payment Over.  Upon any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or liquidation or reorganization of Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, the Existing Loan shall first be paid in full in cash before the Lender shall be entitled to receive any payment by Borrower of the principal of or interest on the Obligations, or any payment by Borrower to acquire any of the Obligations for cash, property or securities, or any distribution with respect to the Obligations of any cash, property or securities.  Before any payment may be made by, or on behalf of, Borrower of the principal of or interest on the Obligations upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, to which the Lender would be entitled, but for the subordination provisions of this Agreement, shall be made by Borrower or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the lender under the Existing Loan Agreement, to the extent necessary to pay the Existing Loan in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the lender under the Existing Loan Agreement.

(b) Payments Held in Trust.  In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, shall be received by the Lender at a time when such payment or distribution is prohibited by Section 14.03(a) and before all obligations in respect of Existing Loan are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the lender under the Existing Loan Agreement, for application to the payment of Existing Loan remaining unpaid until the Existing Loan has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the lender under the Existing Loan Agreement.

SECTION 14.04. Subrogation.  Upon the payment in full in cash of the Existing Loan, or provision for payment, the Lender shall be subrogated to the rights of the lender under the Existing Loan Agreement to receive payments or distributions of cash, property or securities of Borrower made on the Existing Loan until the principal of and interest on the Obligations shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the lender under the Existing Loan Agreement of any cash, property or securities to which the Lender would be entitled except for the provisions of this Article XIV, and no payment over pursuant to the provisions of this Article XIV to the lender under the Existing Loan Agreement by the Lender shall, as between Borrower, its creditors other than the lender under the Existing Loan Agreement, and the Lender, be deemed to be a payment by Borrower to or on account of the Existing Loan.  It is understood that the provisions of this Article XIV are and are intended solely for the purpose of defining the relative rights of the Lender, on the one hand, and the lender under the Existing Loan Agreement, on the other hand.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(a) If any payment or distribution to which the Lender would otherwise have been entitled but for the provisions of this Article XIV shall have been applied, pursuant to the provisions of this Article XIV, to the payment of all amounts payable under Existing Loan, then and in such case, the Lender shall be entitled to receive from the lender under the Existing Loan Agreement any payments or distributions received by such lender in excess of the amount required to make payment in full, or provision for payment, of the Existing Loan.

SECTION 14.05. Obligations of Borrower Unconditional.  Nothing contained in this Article XIV or elsewhere in this Agreement is intended to or shall impair, as among Borrower and the Lender, the obligation of Borrower, which is absolute and unconditional, to pay to the Lender the principal of and interest on the Obligations as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lender and creditors of Borrower other than the lender under the Existing Loan Agreement, nor shall anything herein or therein prevent the Lender from exercising all remedies otherwise permitted by applicable Law upon Default under this Agreement, subject to the rights, if any, under this Article XIV of the lender under the Existing Loan Agreement in respect of cash, property or securities of Borrower received upon the exercise of any such remedy.

Without limiting the generality of the foregoing, nothing contained in this Article XIV shall restrict the right of the Lender to take any action to declare the Obligations to be due and payable prior to the Tranche A Maturity Date or the Maturity Date, as the case may be, or to pursue any rights or remedies hereunder; provided, however, that Existing Loan then due and payable shall first be paid in full before the Lender is entitled to receive any direct or indirect payment from Borrower of principal of or interest on the Obligations.

SECTION 14.06. Reliance on Judicial Order or Certificate of Liquidating Agent.  Upon any payment or distribution of assets or securities referred to in this Article XIV, the Lender shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Lender for the purpose of ascertaining the Persons entitled to participate in such distribution, the lender under the Existing Loan Agreement and other indebtedness of Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SECTION 14.07. Lender’s Relation to Senior Indebtedness.  The Lender shall be entitled to all the rights set forth in this Article XIV with respect to any portion of the Existing Loan which may at any time be held by it in its individual or any other capacity to the same extent as the lender under the Existing Loan Agreement, and nothing in this Agreement shall deprive the Lender of any of its rights thereunder.

With respect to the lender under the Existing Loan Agreement, the Lender undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIV, and no implied covenants or obligations with respect to such lender shall be read into this Agreement against the Lender.  The Lender shall not be deemed to owe any fiduciary duty to the lender under the Existing Loan Agreement (except to the extent provided in Section 14.03(b)).  The Lender shall not be liable to such lender if the Lender shall in good faith mistakenly pay over or distribute to Borrower or to any other Person cash, property or securities to which such lender shall be entitled by virtue of this Article XIV or otherwise.

SECTION 14.08. This Section Not To Prevent Events of Default.  The failure to make a payment on account of principal of or interest on the Obligations by reason of any provision of this Article XIV shall not be construed as preventing the occurrence of an Event of Default.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

LFRP INVESTORS, L.P.,
as Lender

By:	CHRP Overflow Fund GP, LLC, its General Partner

By:	/s/ Gregory B. Brown, M.D.
Name: Gregory B. Brown, M.D.
Title: Authorized Signatory

DYAX CORP.,
as Borrower

By:	/s/ Ivana Magovcevic-Liebisch ________
Name: Ivana Magovcevic-Liebisch
Title: EVP, Chief Business Officer & General Counsel

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT A
Form of Business Report

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT B

LOCKBOX AGREEMENT

This LOCKBOX AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of [            ] and entered into by and among Dyax Corp., a Delaware corporation, both in its individual capacity (as such, “Company”) and as initial calculation agent hereunder (as such, the “Lockbox Calculation Agent”), LFRP Investors, L.P., a Delaware limited partnership (“Lender”), and JPMorgan Chase Bank, N.A., both in its capacity as a depositary bank and in its capacity as a “bank” (as defined in Section 9-102(a)(8) of the UCC) (in such capacities, the “Financial Institution”), and in its capacity as escrow agent hereunder (the “Lockbox Escrow Agent”).

RECITALS

WHEREAS, Company and Lender are parties to that certain Loan Agreement, dated as of December [  ], 2011 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Company has agreed, inter alia, to make certain payments to Lender, and to provide Lender with certain collateral to secure Company’s payment and performance obligations under the Loan Agreement and related documents;

WHEREAS, the Loan Agreement provides that Lender shall receive a certain amount of cash in respect of the Included Receipts, the calculation of which is set forth in the Loan Agreement;

WHEREAS, Company and Lender wish to (i) appoint the Lockbox Escrow Agent to serve as escrow agent hereunder and, in such capacity, to administer the Lockbox Account in accordance with the terms hereof; (ii) authorize the Lockbox Escrow Agent to appoint Company to serve as the initial calculation agent hereunder and, in such capacity, to calculate the portions of amounts deposited in the Lockbox Account to be paid into Company Concentration Account and the Lender Concentration Account in accordance with the terms of this Agreement, and to provide the Lockbox Escrow Agent with the information necessary for the Lockbox Escrow Agent to make such transfers in accordance with the terms of this Agreement; and (iii) provide for the establishment with the Financial Institution of each of the Lockbox Account, Company Concentration Account and the Lender Concentration Account;

WHEREAS, all Gross Payments are to be distributed from the Lockbox Account by the Lockbox Escrow Agent to Company Concentration Account and the Lender Concentration Account in accordance with the terms hereof;

WHEREAS, Company and Lender are parties to the Security Agreement, dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which, inter alia, Company granted in favor of Lender a security interest in an undivided interest in Company Concentration Account and all Deposit Funds held therein or credited thereto from time to time, and Company’s interest in the Lockbox Account;

WHEREAS, each of the Financial Institution and the Lockbox Escrow Agent acknowledges the grant by Company in favor of Lender of the above described security interests; and

WHEREAS, since Lender is a secured party and holds a security interest in certain property of Company pursuant to the Security Agreement, Company and Lender intend to enter into this Agreement in order (i) to perfect Lender’s security interest in Company Concentration Account by “control” pursuant to Section 9-104 and Section 8-106 of the UCC, and (ii) to set forth their respective rights and obligations with respect to the Deposit Accounts;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 1.          Certain Terms.  Capitalized terms when used in this Agreement, including its preamble, recitals and schedules, shall have the meanings set forth in Annex A attached hereto.  Other capitalized terms have the meanings set forth in the Loan Agreement.

Section 2.          Appointment of Agents; Establishment of Accounts.

(a)           Each of Company and Lender hereby appoints the Lockbox Escrow Agent to act as escrow agent hereunder in accordance with the terms hereof, to establish the Lockbox Account in the name of the Lockbox Escrow Agent, as escrow agent for Lender and Company, and under the sole dominion and control of the Lockbox Escrow Agent, to receive, hold, invest and disburse funds on deposit therein from time to time pursuant to the terms hereof and to otherwise perform the duties assumed by the Lockbox Escrow Agent hereunder.  The Lockbox Escrow Agent hereby accepts such appointment and agrees to be bound by the terms and conditions of this Agreement.

(b)           Each of Company and Lender hereby authorizes the Lockbox Escrow Agent to appoint, and the Lockbox Escrow Agent hereby appoints, the Lockbox Calculation Agent as the sub-agent of the Lockbox Escrow Agent, to provide calculations in relation to amounts on deposit in the Lockbox Account from time to time pursuant to the terms hereof and to otherwise perform the duties assumed by the Lockbox Calculation Agent hereunder.  The Lockbox Calculation Agent hereby accepts such appointment and agrees to be bound by the terms and conditions of this Agreement.

(c)           The Lockbox Escrow Agent hereby confirms that it has established a special escrow account in its name as Escrow Agent, designated as the “Lockbox Account”, and bearing account number [] (the “Lockbox Account”), which account shall be non interest-bearing.  The Lockbox Escrow Agent shall keep the Lockbox Account separate and apart from all other funds and moneys held by it, and shall hold all funds on deposit therein from time to time for the benefit of Company and Lender, in accordance with their respective interests.  The Lockbox Escrow Agent shall administer the Lockbox Account in accordance with the terms hereof.

(d)           Company and Lender have caused the Financial Institution to establish, and the Financial Institution hereby confirms that it has established, the following deposit accounts at the Financial Institution (collectively, the “Concentration Accounts”; each a “Concentration Account”; and together with the Lockbox Account, the “Deposit Accounts” and each, a “Deposit Account”) designated as indicated below:

(i)            the account in the name of Company, bearing account number [                  ] (the “Company Concentration Account”), which account shall be interest-bearing; and

(ii)           the account in the name of Lender, bearing account number [      ] (the “Lender Concentration Account”), which account shall be interest-bearing.

(e)           Neither the Financial Institution nor the Lockbox Escrow Agent shall change the name or account number of any Deposit Account without the prior written consent of (x) Company and Lender, in the case of the Lockbox Account, (y) Company and Lender, in the case of Company Concentration Account, and (z) Lender, in the case of the Lender Concentration Account.

(f)           The parties hereto acknowledge and agree that each Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and that the Financial Institution’s jurisdiction for purposes of the Deposit Accounts under the UCC shall be New York.

(g)           Lockbox Escrow Agent shall furnish to Company and Lender periodic reports, which account for all such investments and interest and income earned thereon.  Such reports shall be furnished monthly or, more frequently, upon the request of Company and Lender.

(h)           Each of Company and Lender acknowledges and agrees that (i) the Lockbox Account has been established for the benefit of Company and Lender, (ii) the Lockbox Account and all Deposit Funds relating thereto are the property of the Lockbox Escrow Agent, for the benefit of Company and Lender in accordance with their respective interests and (iii) it shall, at its own cost and expense, defend the Lockbox Account (and all Deposit Funds relating thereto) against any and all claims of its creditors, whether threatened or actual.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(i)           The Deposit Funds in each Concentration Account shall be invested by Financial Institution in Permitted Investments.  All Permitted Investments shall be registered in the name of Financial Institution for the benefit of Lender or Company, as applicable, and held by Financial Institution as part of such Concentration Account.  Financial Institution may make investments through its investment division or short-term investment department.  Financial Institution shall sell and reduce to cash a sufficient amount of Permitted Investments whenever the cash balance of the Concentration Accounts is insufficient to pay the amounts required to be paid therefrom.  Financial Institution shall, without further direction from any person, sell such investments as and when required to make any payments from the Concentration Accounts.  Financial Institution shall not be responsible or liable for any loss suffered in connection with any investment of moneys made by Financial Institution in accordance with this Section 2(i).

Section 3.          Operation of and Disbursements from the Lockbox Account.

(a)           The parties acknowledge and agree that the Gross Payments (as defined in the Loan Agreement) shall be paid into the Lockbox Account.

(b)           The Lockbox Escrow Agent will provide the Lockbox Calculation Agent with a daily report showing each payment received in the Lockbox Account on the previous Business Day via online access.  From time to time, at a period to be defined by Company but in any event no less frequently than once per month, the Lockbox Calculation Agent shall submit a report to the Lockbox Escrow Agent and the Financial Institution (with a copy to Company) in respect of the amounts on deposit in the Lockbox Account as of the end of the relevant calculation period (each, a “Lockbox Calculation Report”), which Lockbox Calculation Report shall specify the portion thereof which is allocable to Lender and Company, respectively, by way of allocations between the Lender Concentration Account and Company Concentration Account.  Such allocations shall be calculated by the Lockbox Calculation Agent as set forth on Schedule 5.  Company shall provide immediately to Lockbox Calculation Agent, on request, any data or information requested by Lockbox Calculation Agent to prepare the Lockbox Calculation Report.  The Lockbox Calculation Agent shall be responsible for preparing the Lockbox Calculation Report in good faith and in a consistent and reasonable manner in accordance with the terms of the Loan Agreement.

(c)           At the time the Lockbox Calculation Agent submits any Lockbox Calculation Report in relation to the Lockbox Account, the Lockbox Calculation Agent shall also provide the Lockbox Escrow Agent with supporting calculations and other back-up information in reasonable detail, certified by a senior financial officer of the Lockbox Calculation Agent.

(d)           Following receipt of a Lockbox Calculation Report, the Lockbox Escrow Agent shall, within one (1) Business Day thereof, (i) allocate among the applicable Concentration Accounts the amounts received in the Lockbox Account that are covered by such Lockbox Calculation Report and (ii) make corresponding wire transfers of such amounts from the Lockbox Account in accordance with the terms hereof.  Only the Lockbox Escrow Agent will have the authority to make transfers from the Lockbox Account and only in accordance with the terms of this Agreement.  Within five (5) days of the close of any calendar quarter, the Lockbox Escrow Agent will provide Lender copies of each Lockbox Calculation Report and any other information or certificates received from the Lockbox Calculation Agent during the preceding quarter.

(e)           In the event the Lockbox Calculation Agent determines that a Lockbox Calculation Report contains any incorrect calculations, the Lockbox Calculation Agent shall promptly notify the Lockbox Escrow Agent, and provide a revised Lockbox Calculation Report to the Lockbox Escrow Agent together with information of the type specified in Section 3(c) above.  If the revised Lockbox Calculation Report is received by the Lockbox Escrow Agent prior to its distribution of the sums covered thereby, then the Lockbox Escrow Agent shall distribute such sums in accordance with the revised Lockbox Calculation Report; if not, then the Lockbox Escrow Agent will make appropriate offsets/credits with respect to future distributions from the Lockbox Account, based on information provided to it by the Lockbox Calculation Agent (which the Lockbox Calculation Agent undertakes to do on a prompt basis).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(f)           The Lockbox Escrow Agent shall rely on the information contained in any Lockbox Calculation Report provided to it from time to time by the Lockbox Calculation Agent, and shall, on the next Business Day after receipt thereof, transfer amounts on deposit in the Lockbox Account in accordance with the information contained in any such Lockbox Calculation Report, without any duty to investigate.  The Lockbox Escrow Agent shall have no liability to any party hereto on account of disbursing funds in the Lockbox Account on the basis of information contained in any such Lockbox Calculation Report.

Section 4.          Control of the Concentration Accounts.

(a)           In order to perfect Lender’s security interest in Company Concentration Account (and any and all Deposit Funds held therein or credited thereto from time to time) by “control” pursuant to Section 9-104 of the UCC, Company, Lender and the Financial Institution agree as follows: So long as no Event of Default or Termination Event shall have occurred and be continuing, Company shall be entitled to give Account Instructions to the Financial Institution directing the disposition, transfer, withdrawal, disbursement, investment or redemption of any Deposit Funds in or credited to Company Concentration Account, and the Financial Institution shall comply with such Account Instructions from Company (without any consent being required from Lender).  Upon receiving notice from Lender, however (which, for the avoidance of doubt, may be given by Lender upon the occurrence and during the continuance of an Event of Default or a Termination Event), the Financial Institution shall cease complying with any and all Account Instructions from Company pertaining to or concerning Company Concentration Account or any Deposit Funds therein or credited thereto.  At such time, only Lender shall be entitled to give Account Instructions to the Financial Institution directing the disposition, transfer, withdrawal, disbursement, investment or redemption of any Deposit Funds in or credited to Company Concentration Account until such time as Lender otherwise advises in writing (which, for the avoidance of doubt, shall be given promptly following the cure or waiver of such Event of Default or Termination Event).

(b)           (1) Only Lender shall be entitled to give Account Instructions directing the disposition, transfer, withdrawal, disbursement, investment or redemption of any Deposit Funds in or credited to the Lender Concentration Account, and the Financial Institution shall comply with such Account Instructions from Lender from time to time.  The parties acknowledge that the Lender Concentration Account is the unencumbered property of the Lender.

(2)           Only Company shall be entitled to give Account Instructions directing the disposition, transfer, withdrawal, disbursement, investment or redemption of any Deposit Funds in or credited to Company Concentration Account prior to an Event of Default and the Financial Institution shall comply with such Account Instructions from Company from time to time.

(c)           The Financial Institution shall not, and shall not agree with any Third Party to, comply with any Account Instructions or other instructions, orders or directions from a Third Party  pertaining to or concerning any Concentration Account or any Deposit Funds therein or credited thereto, without the prior written consent of Lender and Company (in the case of Company Concentration Account, prior to the earlier of an Event of Default or a Termination Event) and Lender (in the case of the Lender Concentration Account and, from and after the earlier of an Event of Default or a Termination Event that has not been cured or waived, Company Concentration Account).

Section 5.          Financial Institution’s Obligations with respect to the Deposit Accounts.

(a)           The Financial Institution agrees to maintain each Deposit Account separately, in accordance with the terms of this Agreement and agrees not to commingle the Deposit Funds in or credited to, or designated for deposit in, any Deposit Account with any other Deposit Funds held on behalf of Company, Lender or any other person or entity.  The Financial Institution shall not apply any Deposit Funds received in the Deposit Accounts and not to make disbursements from or debits to the Deposit Accounts other than in accordance with this Agreement.  In the event there are multiple Lenders, the Financial Institution shall distribute Deposit Funds in the Lender Concentration Account on a pro rata basis to the Lenders according to their proportionate interests in the Loan as required by Section 13.01(d) of the Loan Agreement and in accordance with the applicable Register Notice, if any, delivered by Company pursuant to Section 5.06(a) of the Loan Agreement.  Prior to making any distributions to a new Lender, the Financial Institution will require such Lender to deliver to the Lockbox Escrow Agent and Financial Institution a W-8 or W-9 Internal Revenue Service form or any other similar form issued by the relevant taxing authority duly executed by it.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b)           The Financial Institution acknowledges that Company Concentration Account and Company’s interest in the Lockbox Account, and any Deposit Funds therein or credited thereto, are subject to the security interest of Lender therein.  Each of the Lockbox Escrow Agent and the Financial Institution acknowledges that Company has granted Lender a security interest over Company Concentration Account and Company’s interest in the Lockbox Account.

(c)           The parties hereto acknowledge and agree that items deposited in any Deposit Account shall be deemed to bear the valid and legally binding endorsement of the payee and to comply with all of the Financial Institution’s requirements for the supplying of missing endorsements, now or hereafter in effect.  Any deposit made into any Deposit Account shall be deemed deposited therein when the funds in respect of such deposit shall become cleared funds.

(d)           The Financial Institution shall redeposit with advice any item returned for any reason.  If any item is returned a second time, the Financial Institution will charge the amount of such item against the Lockbox Account if the same contains sufficient funds to pay the amount of the returned item.  If the balance in the Lockbox Account is not sufficient to pay the amount of the returned item, the Financial Institution shall notify Company and Lender.  Company agrees to reimburse the Financial Institution for the same promptly after such notification.  The Financial Institution shall also notify Company and Lender of its current standard charges for returned items and Company agrees to pay the Financial Institution such charges promptly after such notification.  The Financial Institution shall return the item along with the debit advice to Company, with a copy to Lender.  The Financial Institution is granted the further right to debit from any Deposit Account any amounts deposited therein in error or as necessary to correct processing errors.

(e)           Each week that the Financial Institution receives any Deposit Funds in any Deposit Account, the Financial Institution shall notify Company and Lender in writing that it has received such Deposit Funds into such account or accounts, and the Financial Institution shall set forth in such writing (i) the names of the accounts into which such Deposit Funds were received, if such payments have been received, (ii) the date of receipt of such Deposit Funds, (iii) the amount of such receipt and (iv) the name of the payor.

(f)           The Financial Institution shall at all times provide the parties hereto with online computer access, in a format or formats reasonably acceptable to Company and Lender, to account balances, collection and remittance information relative to the Deposit Accounts and within five (5) Business Days following the end of each month, shall cause to be made available to Company and Lender by means of online computer access, and within ten (10) Business Days following the end of each month shall send or cause to be sent a statement for such month to Company and Lender in each case outlining a list of (i) the amounts, if any, transferred into or from any Deposit Account during the preceding month, the dates of each such transfer and the accounts into which such transfers were made, (ii) the balance, if any, in each Deposit Account as of the end of such month, and (iii) any other debits or credits made during the month to each Deposit Account together with a description thereof.

(g)           Any transfer of funds from the Lockbox Account to Company Concentration Account shall be made by wire transfer or similar method of transfer of immediately available funds, unless otherwise agreed to in writing by Company.  Any transfer of funds from the Lockbox Account to the Lender Concentration Account shall be made by wire transfer or similar method of transfer of immediately available funds, unless otherwise agreed to in writing by Lender.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 6.          Resignation and Replacement of Lockbox Escrow Agent.

(a)           The Lockbox Escrow Agent shall have the right at any time, by giving written notice to the Financial Institution, Company and Lender, to resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Lockbox Escrow Agent by Company and Lender and (ii) the acceptance of such appointment by such successor Lockbox Escrow Agent.  If no successor Lockbox Escrow Agent shall be appointed and shall have accepted such appointment within ninety (90) days after the date the Lockbox Escrow Agent gives the aforesaid notice of resignation, the Lockbox Escrow Agent may apply to any court of competent jurisdiction to appoint a successor Lockbox Escrow Agent to act until such time, if any, as a successor Lockbox Escrow Agent shall have been appointed as provided in this Section.  Any successor so appointed by such court shall immediately and without further act be superseded by any successor Lockbox Escrow Agent appointed by Company and Lender.

(b)           Company and Lender shall have the right, upon mutual agreement, at any time, to remove the Lockbox Escrow Agent and appoint a successor Lockbox Escrow Agent, such removal to be effective upon the acceptance of such appointment by the successor Lockbox Escrow Agent.

(c)           Any resigning or removed Lockbox Escrow Agent shall be entitled to the fees and indemnities set forth herein to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

Section 7.          Resignation and Replacement of Lockbox Calculation Agent.

(a)           The Lockbox Calculation Agent shall have the right, at any time, by giving written notice to the Financial Institution, Company and Lender, to resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Lockbox Calculation Agent by Lender and Company, and (ii) the acceptance of such appointment by such successor Lockbox Calculation Agent.  If no successor Lockbox Calculation Agent shall be appointed and shall have accepted such appointment within ninety (90) days after the date the Lockbox Calculation Agent gives the aforesaid notice of resignation, the Lockbox Calculation Agent or Lender may apply to any court of competent jurisdiction to appoint a successor Lockbox Calculation Agent to act until such time, if any, as a successor Lockbox Calculation Agent shall have been appointed as provided in this Section.  Any successor so appointed by such court shall immediately and without further act be superseded by any successor Lockbox Calculation Agent appointed by Lender and Company.

(b)           Upon the determination by Lender or, if the Lockbox Calculation Agent at such time is not Company or an Affiliate thereof, Company (in each case, whether Lender or Company, acting reasonably and in good faith), that a Termination Event has occurred (or, where Company is acting as Lockbox Calculation Agent, an Event of Default has occurred), Lender or Company, as the case may be, shall have the right to remove the Lockbox Calculation Agent by providing written notice of such determination to the other parties hereto; provided that, at Lender’s option, the Lockbox Calculation Agent may immediately be suspended pending the resolution of any dispute regarding the provision of such a notice as described in this Section 7(b).  In the event such a determination is made, Lender or Company, as the case may be, may dispute such determination by providing written notice to the other party within ten (10) Business Days of receipt of the removal notice.  If no such dispute notice is so provided, the Lockbox Calculation Agent shall be removed and a successor Lockbox Calculation Agent shall be selected in accordance with Section 7(c).  If such a dispute notice is timely provided, then the relevant parties shall first attempt to reach an amicable settlement through mutual consultations and negotiations.  If the parties are unable to reach an amicable settlement within ten (10) Business Days from the date on which the dispute was first notified in writing, then any party shall be entitled to submit the dispute to litigation proceedings in accordance with the terms hereof.  Pending the resolution of any such dispute, (unless the Lockbox Calculation Agent has been suspended as described above) the party then serving as Lockbox Calculation Agent may continue to serve in such role, provided that, during the pendency of any such dispute, it delivers Lockbox Calculation Reports no less frequently than once per week to each of the Lockbox Escrow Agent, Company and Lender.  If, following the commencement of any dispute regarding the existence of a Termination Event, Company and Lender agree to remove the Lockbox Calculation Agent or it is finally determined by a court of competent jurisdiction that a Termination Event has in fact occurred, then the Lockbox Calculation Agent shall be removed and a replacement selected in accordance with Section 7(c).  In all events, removal of the Lockbox Calculation Agent shall only become effective upon the acceptance by the successor Lockbox Calculation Agent of its appointment.  Any resigning or removed Lockbox Calculation Agent shall be entitled to the fees and indemnities set forth herein to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c)           In connection with removal of the Lockbox Calculation Agent pursuant to Section 7(b), a successor Lockbox Calculation Agent shall be selected by Lender and Company, unless the removed Lockbox Calculation Agent shall be Company or an Affiliate thereof, in which event such Agent shall be chosen by Lender; provided, however, that such successor shall be chosen from the list on Schedule 6 to this Agreement or be a similar entity with a national reputation in the United States.  When required to mutually agree, in the event that Company and Lender do not agree upon a successor within thirty (30) days of the date on which a party notified the others of its decision to remove the Lockbox Calculation Agent (or, if such removal is disputed in accordance with Section 7(b) hereof, within thirty (30) days of the resolution of such dispute), Company, using its reasonable discretion, shall promptly appoint a successor Lockbox Calculation Agent from among those persons listed on Schedule 6 or a similar entity with a national reputation in the United States (excluding, for those purposes, any Person previously removed as Lockbox Calculation Agent or any Person that is the subject of a pending dispute).

Section 8.          Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has obtained or subsequently obtains by agreement, by operation of law or otherwise a security interest in, lien on, or encumbrance, claim or (except as provided in the next sentence) right of set-off against, any Deposit Account or any security entitlement or any Deposit Funds therein or credited thereto, the Financial Institution hereby agrees that such security interest, lien, encumbrance, claim, and right of set-off shall be subordinate to any security interest or other interest of Lender therein and the security entitlement or any Deposit Funds therein or credited thereto.  The Financial Institution agrees not to exercise any present or future right of recoupment or set-off against any Deposit Account or to assert against any Deposit Account any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Financial Institution may at any time have against or in any Deposit Account or any security entitlement or any Deposit Funds therein or credited thereto; provided, however, that, the Financial Institution may set-off against the Lockbox Account the face amount of any checks which have been credited to any Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds in accordance with Section 5(d).

Section 9.          Certain Matters Affecting the Financial Institution, Lockbox Escrow Agent and Lockbox Calculation Agent.

(a)           Each of the Financial Institution, the Lockbox Escrow Agent and the Lockbox Calculation Agent (in its capacity as such) shall perform only such duties and obligations as are expressly set forth herein with respect to it and no implied duties or obligations shall be read into this Agreement (it being understood that the foregoing shall not otherwise limit any duty or obligation of Company in its individual capacity).  None of the Financial Institution, the Lockbox Escrow Agent or the Lockbox Calculation Agent (in its capacity as such) shall have any liability under any agreement other than this Agreement, nor shall the Financial Institution or the Lockbox Calculation Agent have any duty to inquire as to the provisions of any agreement other than this Agreement.

(b)           Each of the Financial Institution and the Lockbox Escrow Agent may rely upon, and shall not be liable for acting in accordance with this Agreement upon, any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, or for refraining from acting if and to the extent that such written notice, instruction or request requires it to refrain from acting.  Neither the Financial Institution nor the Lockbox Escrow Agent shall be under a duty to inquire into or investigate the validity, accuracy or content of any such document.

(c)           In the event any Account Instruction, Lockbox Calculation Report or other notice is given to the Lockbox Escrow Agent or Financial Institution by Company or Lender, whether in writing, by facsimile or telecopier, or otherwise, each of the Lockbox Escrow Agent and Financial Institution is authorized to seek confirmation thereof by telephone call-back to, as applicable, from one or more of such Person’s Authorized Representatives, and each of the Financial Institution and Lockbox Escrow Agent may rely upon the confirmation of anyone purporting to be the Authorized Representative so designated.  The Authorized Representatives and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Financial Institution and the Lockbox Escrow Agent.  The parties to this Agreement acknowledge and agree that such security procedures are commercially reasonable.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(d)           Company and Lender acknowledge that repetitive funds transfer instructions may be given to the Lockbox Escrow Agent or Financial Institution for one or more beneficiaries where only the date of the requested transfer, the amount of funds to be transferred, and/or the description of the payment shall change within the repetitive instructions (“Standing Settlement Instructions”).  According, Company and Lender shall deliver to Lockbox Escrow Agent or Financial Institution such specific Standing Settlement Instructions only for each respective beneficiary as set forth in Exhibit A to this Escrow Agreement, by facsimile or other written instructions.  Lockbox Escrow Agent or Financial Institution may rely solely upon such Standing Settlement Instructions and all identifying information set forth therein for each beneficiary.  Lockbox Escrow Agent or Financial Institution and Company or Lender agree that such Standing Settlement Instructions shall be effective as the funds transfer instructions of Company or Lender, without requiring a verifying callback, whether or not authorized, if such Standing Settlement Instructions are consistent with previously authenticated Standing Settlement Instructions for that beneficiary.  The parties acknowledge that such Standing Settlement Instructions are a security procedure and are commercially reasonable.

(e)           Neither the Financial Institution nor the Lockbox Escrow Agent shall be liable for any action taken or omitted by it except to the extent that a court of competent jurisdiction determines that the Financial Institution’s or the Lockbox Escrow Agent’s (as applicable) gross negligence or willful misconduct was the cause of any loss, expense, cost, damage or liability to either or both of Company or Lender.

(f)            Each of the Financial Institution and the Lockbox Escrow Agent (i) shall have the right to execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (which, in the case of the Lockbox Escrow Agent, may be in addition to the Lockbox Calculation Agent), the appointment of which will be approved in writing by Company and Lender (and the Financial Institution or Lockbox Escrow Agent (as applicable) shall be liable only for its gross negligence or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such agent or attorney) and (ii) shall have the right to consult with counsel, accountants and other skilled persons to be selected and retained by it.

(g)           Any legal entity into which the Financial Institution or the Lockbox Escrow Agent, in each case in its individual capacity, may be merged or converted or with which it may be consolidated, or any legal entity resulting from any merger, conversion or consolidation to which the Financial Institution or the Lockbox Escrow Agent, in each case in its individual capacity, shall be a party, or any legal entity to which substantially all the corporate trust business of the Financial Institution or the Lockbox Escrow Agent may be transferred, shall be the Financial Institution or Lockbox Escrow Agent, as applicable, under this Agreement without further act or notice, other than that the Financial Institution or Lockbox Escrow Agent, as applicable, shall endeavor to give prompt notice thereof to the other parties hereto (it being understood that it shall not have any liability for failure to do so).

(h)           In the event that the Financial Institution or the Lockbox Escrow Agent is unable to perform its obligations under the terms of this Agreement (x) because of acts of God, strikes, electrical outages, equipment or transmission failure or damage reasonably beyond its control, or any other cause reasonably beyond its control, or (y) because, upon advice of its counsel, performance would violate any applicable guideline, rule or regulation of any governmental authority having jurisdiction over it, then, in each case with respect to the foregoing clauses (x) and (y) in this subsection (g), the Financial Institution or the Lockbox Escrow Agent, as applicable, shall promptly notify Company and Lender thereof in writing and shall not be liable for damages to the other parties for any unforeseeable damages resulting from such failure to perform or otherwise from such causes.  Performance under this Agreement by the Financial Institution shall resume when it is able to perform substantially its duties hereunder.

(i)            Anything in this Agreement to the contrary notwithstanding, in no event shall any of the Financial Institution, Lockbox Escrow Agent or Lockbox Calculation Agent (other than Company or its Affiliates) (in its capacity as such) be liable for any special, indirect, exemplary or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if it has been advised of the likelihood of such loss or damage and regardless of the form of action (it being understood that the foregoing shall not otherwise limit any duty or obligation of Company in its individual capacity).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(j)           If Company and Lender shall be in a disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Lockbox Escrow Agent hereunder, the Lockbox Escrow Agent may, but shall not be required to, file an appropriate civil action to resolve the disagreement.  The Lockbox Escrow Agent shall be indemnified, jointly and severally, by Company and Lender for all costs, including, reasonable attorneys’ fees, in connection with such civil action, and shall continue, and be fully protected in continuing, to perform its responsibilities under this Agreement until a final judgment, without any further right of appeal, is received or the Lockbox Escrow Agent is replaced pursuant to Section 6 of this Agreement; provided, that Lender’s liability under this Section 9(j) shall be limited to costs and/or fees incurred solely as a result of Lockbox Escrow Agent’s action or inaction taken pursuant to Lender’s instructions.  If there is any disagreement as to the propriety of any action of the Lockbox Escrow Agent, Company and Lender shall meet promptly to discuss and, if so agreed, to initiate the procedure to replace the Lockbox Escrow Agent in accordance with Section 6 of this Agreement.

Section 10.        Conflict with Other Agreements; Adverse Claims.

(a)           In the event of any conflict between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail; provided, that Company and Lender confirm to each other that nothing herein is intended to expand, modify or limit the rights and/or obligations of Company and Lender under the Loan Agreement and/or the Security Agreement; and provided, further, that in the event of any inconsistency between this Agreement and the terms of the Loan Agreement and/or the Security Agreement, the terms and provisions of the Loan Agreement and/or the Security Agreement, as applicable, shall control as between Company and Lender, with the Loan Agreement taking priority over the Security Agreement.

(b)           The Financial Institution hereby confirms that:

(i)           there are no agreements entered into between the Financial Institution and any other person or entity with respect to any Deposit Account except for this Agreement;

(ii)          it has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person or entity (other than Lockbox Escrow Agent, Company and Lender) relating to the Deposit Accounts and/or any Deposit Funds therein or credited thereto pursuant to which it has agreed to comply with any “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC), orders, directions or any instructions of such person or entity concerning any of the Deposit Accounts or the disposition, withdrawal or disbursement of any Deposit Funds therein or credited thereto; and

(iii)         except for the claims and interests of Lockbox Escrow Agent, Company and Lender in the Deposit Accounts and the Deposit Funds therein or credited thereto, the Financial Institution does not know of any security interest in, lien on, claim to, or interest in any Deposit Account or in any “financial asset” (as defined in Section 8-102(a)(9) of the UCC), funds, monies, checks or other items in or credited to the Deposit Accounts.  If any person or entity asserts any security interest, lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any of the Deposit Accounts or any Deposit Funds therein or credited thereto, other than the security interest of Lender therein, the Financial Institution will promptly notify Lockbox Escrow Agent, Company and Lender thereof in writing.

Section 11.           Authorized Representatives.  Each individual designated as an authorized representative of Company or of Lender, respectively (an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Company or Lender, as the case may be.  The specimen signature for each Authorized Representative of Company initially authorized hereunder is set forth on Schedule 2.  The specimen signature for each Authorized Representative of Lender initially authorized hereunder is set forth on Schedule 3.  The specimen signature for each Authorized Representative of the Lockbox Calculation Agent initially authorized hereunder is set forth on Schedule 4.  From time to time, Company, Lender or the Lockbox Calculation Agent may, by delivering to each other, the Lockbox Escrow Agent and the Financial Institution a revised Schedule 2 or 3 or 4 (as applicable), change the information previously given pursuant to this Section 11, but each of the parties hereto shall be entitled to rely conclusively on the then current Schedule until receipt of a superseding Schedule.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 12.           Representations, Warranties and Covenants.

(a)           Representations, Warranties and Covenants of the Financial Institution.  The Financial Institution hereby represents, warrants and covenants to Company and Lender that:

(i)           the Deposit Accounts have each been established as set forth in Section 2, and the Financial Institution covenants that the Deposit Accounts will be maintained in the manner set forth herein until termination of this Agreement;

(ii)          it has not assigned, pledged or granted a security interest in any of the Deposit Accounts or any Deposit Funds in or credited in such Deposit Accounts; and

(iii)         this Agreement constitutes the legal, valid and binding obligation of the Financial Institution, enforceable against the Financial Institution in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)           Representations, Warranties and Covenants of the Lockbox Escrow Agent.  The Lockbox Escrow Agent hereby represents, warrants and covenants to Company and Lender that:

(i)           the Lockbox Account has been established as set forth in Section 2, and the Lockbox Escrow Agent covenants that the Lockbox Account will be maintained in the manner set forth herein until termination of this Agreement;

(ii)          it has not assigned, pledged or granted a security interest in the Lockbox Account or any Deposit Funds therein or credited thereto; and

(iii)         this Agreement constitutes the legal, valid and binding obligation of the Lockbox Escrow Agent, enforceable against the Lockbox Escrow Agent in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c)           Representations, Warranties and Covenants of the Lockbox Calculation Agent.  The Lockbox Calculation Agent hereby represents, warrants and covenants to Lockbox Escrow Agent, Company and Lender that:

(i)           solely in its capacity as Lockbox Calculation Agent hereunder, it does not have, hereby waives, and shall not assert, any ownership interest or other right or interest in and to the Lockbox Account or Deposit Amounts relating thereto;

(ii)          this Agreement constitutes the legal, valid and binding obligation of the Lockbox Calculation Agent, enforceable against the Lockbox Calculation Agent in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(iii)         the execution, delivery and performance by Lockbox Calculation Agent of its obligations under this Agreement do not and will not constitute or result in a breach of (A) Lockbox Calculation Agent’s organizational documents, or (B) the provisions of any material contract to which Lockbox Calculation Agent is a party or by which Lockbox Calculation Agent is bound; and

(iv)         all approvals and authorizations required to permit the execution, delivery and performance by Lockbox Calculation Agent of this Agreement have been obtained.

(d)           Representations, Warranties and Covenants of Company.  Company hereby represents, warrants and covenants to the Financial Institution, Lockbox Escrow Agent, Lockbox Calculation Agent and Lender that:

(i)           the execution, delivery and performance by Company of this Agreement have been duly authorized by all necessary action;

(ii)          this Agreement has been duly executed and delivered by Company;

(iii)         this Agreement constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

(iv)         the execution, delivery and performance by Company of its obligations under this Agreement do not and will not constitute or result in a breach of (A) Company’s organizational documents, or (B) the provisions of any material contract to which Company is a party or by which Company is bound (other than any such provisions that have been waived by the other parties thereto); and

(v)          all approvals and authorizations required to permit the execution, delivery and performance by Company of this Agreement have been obtained.

(e)           Representations, Warranties and Covenants of Lender.  Lender hereby represents, warrants and covenants to the Financial Institution, Lockbox Escrow Agent, Lockbox Calculation Agent and Company that:

(i)           the execution, delivery and performance by Lender of this Agreement have been duly authorized by all necessary action;

(ii)          this Agreement has been duly executed and delivered by Lender;

(iii)         this Agreement constitutes the legal, valid and binding obligation of Lender, enforceable against Lender in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

(iv)         the execution, delivery and performance by Lender of its obligations under this Agreement do not and will not constitute or result in a breach of (A) Lender’s partnership agreement or other organizational documents, or (B) the provisions of any material contract to which Lender is a party or by which Lender is bound; and

(v)          all approvals and authorizations required to permit the execution, delivery and performance by Lender of this Agreement have been obtained.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 13.           Termination of this Agreement.

(a)           Except as otherwise provided in this Section 13, this Agreement shall continue in effect until Lender confirms in writing that all amounts payable under the Loan Agreement and all of the other Transaction Documents (as defined in the Loan Agreement) have been indefeasibly paid in full (other than indemnification obligations and other contingent obligations that, by their terms, survive the termination of this Agreement).

(b)           Lender may terminate this Agreement at any time upon its delivery of written notice of such termination to the Financial Institution, the Lockbox Escrow Agent and Company.

(c)           Company may not terminate this Agreement for any reason without the prior written consent of Lender.

(d)           Prior to any termination of this Agreement, the Financial Institution hereby agrees that it shall promptly take, at the expense of Company, all reasonable actions necessary to facilitate the transfer of any Deposit Funds in or credited to the Deposit Accounts as follows: (i) in the case of a termination of this Agreement under Section 13(a), to the depository institution designated in writing by Company; and (ii) in all other cases, to the depository institution designated in writing by Lender, which depository institution will (in all cases) be so designated prior to termination hereof.

(e)           No termination of this Agreement shall impair the rights of any party hereto with respect to checks processed prior to the effective date of termination.

Section 14.           Fees and Expenses.  Any Lockbox Calculation Agent, other than Company or its Affiliate, will receive a monthly fee for its services hereunder, which shall be paid by Company and charged, on a pro rata basis, against amounts on deposit in the Lockbox Account which would otherwise be transferred to Company Concentration Account.  Each of the Lockbox Escrow Agent, Lockbox Calculation Agent and Financial Institution agrees to look solely to Company Concentration Account (or to Company or amounts which are otherwise payable to or for the benefit of Company or to Company Concentration Account) for payment of its applicable fee referred to below and any other fees in connection with its services hereunder, and Company agrees to pay such fees on demand therefor; provided, however, that the fees which such parties may charge Company shall not exceed the fees and charges customarily charged by them for comparable services, and will be adjusted upon replacement of any such party hereunder.  Company acknowledges and agrees that it solely shall be, and at all times remain, liable to the Lockbox Escrow Agent, Lockbox Calculation Agent and Financial Institution in connection with its payment of such amounts.  The fees of the Lockbox Escrow Agent are five thousand dollars ($5,000) per annum without pro-ration for partial years.

Section 15.           Indemnity.

(a)           Each of Company and Lender agrees that it shall be jointly and severally liable to indemnify and hold harmless each of the Lockbox Escrow Agent and the Financial Institution and its respective successors, assigns, directors, officers, managers, attorneys, accountants, experts, agents and employees (collectively, the “Indemnitees”) from and against any and all Liabilities incurred by any Indemnitee arising out of or in connection with (i) this Agreement or (ii) the Financial Institution or Lockbox Escrow Agent’s performance of its obligations and services under this Agreement, including, without limitation, the compliance with any Account Instruction, Lockbox Calculation Report or other instructions, orders, directions or notices given hereunder, other than those Liabilities that are due to or caused by the gross negligence or willful misconduct of any Indemnitee; provided, that Lender’s liability under this Section 15(a) shall be limited to Liabilities  incurred solely as a result of any Indemnitee’s action or inaction taken pursuant to Lender’s instructions.

(b)           Company and Lender each agrees that it shall be jointly and severally liable to indemnify and hold harmless any Lockbox Calculation Agent from and against any and all Liabilities incurred by the Lockbox Calculation Agent arising out of or in connection with (i) this Agreement or (ii) the Lockbox Calculation Agent’s performance of its obligations and services under this Agreement, other than those Liabilities that are due to or caused by the Lockbox Calculation Agent’s gross negligence or willful misconduct; provided, however, that Lender shall not have any obligation under this subsection with respect to any Lockbox Calculation Agent which is the same Person as, or which is an Affiliate of, Company; and, provided, further, that Lender’s liability under this Section 15(b) shall be limited to Liabilities  incurred solely as a result of Lockbox Calculation Agent’s action or inaction taken pursuant to Lender’s instructions.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c)           The parties hereto acknowledge and agree that the foregoing indemnities shall survive the resignation, replacement or removal of the Financial Institution or any agent hereunder and the termination of this Agreement until the expiration of the applicable statute of limitations.

Section 16.           TINs and Patriot Act Disclosure.

(a)           Company and Lender each represent to the Lockbox Escrow Agent and Financial Institution and to each other that its respective correct taxpayer identification number (“TIN”) assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1.  Upon execution of this Agreement, each of Company and Lender shall deliver to the Lockbox Escrow Agent and Financial Institution a W-8 or W-9 Internal Revenue Service form or any other similar form issued by the relevant taxing authority duly executed by it.

(b)           All interest or other income earned in the Lockbox Account (i) shall be allocated and/or paid in accordance with the allocations made in accordance with this Agreement and (ii) shall be reported to the Internal Revenue Service or any other applicable taxing authority by Lockbox Escrow Agent.  Notwithstanding such written directions, the Financial Institution shall report and, if required, withhold any taxes as it reasonably determines may be required by any law or regulation in effect at the time of the distribution.  In the event that any earnings in the Lockbox Account remain undistributed at the end of any calendar year, the Financial Institution shall report to the Internal Revenue Service or such other taxing authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by Lender.  In addition, the Financial Institution shall withhold from the Lockbox Account any taxes required by law to be withheld and shall remit such taxes to the appropriate authorities.  Any taxes withheld by the Financial Institution shall be included in the statement required by Section 5(f).

(c)           All items of income, gain, expense and loss recognized in Company Concentration Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and TIN of Company.  All items of income, gain, expense and loss recognized in the Lender Concentration Account allocable to each Lender shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and TIN of such Lender.

(d)           Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires the Lockbox Escrow Agent and Financial Institution to implement reasonable procedures to verify the identity of any person that opens a new account with it.  Accordingly, the parties acknowledge that Section 326 of the USA PATRIOT Act and the Lockbox Escrow Agent’s and Financial Institution’s identity verification procedures require the Lockbox Escrow Agent and Financial Institution to obtain information which may be used to confirm the parties identity including without limitation name, address and organizational documents (“identifying information”). The parties agree to provide the Lockbox Escrow Agent and Financial Institution with and consent to the Lockbox Escrow Agent and Financial Institution obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Lockbox Escrow Agent and Financial Institution.

Section 17.           Specific Performance.  Each of the parties hereto acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement or any of the other Transaction Documents.  In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 18.           Notices.  All notices, consents, waivers and communications hereunder given by any party to any other party shall be in writing (including facsimile transmission) and delivered personally, by telegraph, telecopy, telex or facsimile, by a recognized overnight courier, or by dispatching the same by certified or registered mail, return receipt requested, with postage prepaid, in each case addressed to the appropriate notice address set forth on Schedule 1 or to such other address or addresses as the parties may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt.  All such notices, consents, waivers and communications shall: (a) when posted by certified or registered mail, postage prepaid, return receipt requested, be effective three (3) Business Days after dispatch, (b) when telegraphed, telecopied, telexed or facsimiled, be effective upon receipt by the transmitting party of confirmation of complete transmission, (c) when delivered by a recognized overnight courier or in person, be effective upon receipt when hand delivered or when delivery is confirmed by such courier’s tracking system or (d) when sent by e-mail, upon receipt of a confirmatory return e-mail from the recipient.

Section 19.           Entire Agreement.  This Agreement, together with the other Transaction Documents and the Annexes and Schedules hereto and thereto (which are incorporated herein by reference), constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.  No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the Annexes or Schedules hereto) has been made or relied upon by any party hereto.  None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 20.           Amendments; No Waivers.

(a)           This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto; provided, that the parties hereto agree that they will cooperate with LFRP Investors, L.P. to amend this agreement in order to add mechanics related to syndication of the Loan to one or more additional Lenders under the Loan Agreement.  Lender may take any action that is permitted under the Loan Agreement at the direction of Required Lenders.  No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 21.           Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and any reference herein to a party shall be deemed a reference to such party’s successors and assigns, if any.  Company, Financial Institution and Lockbox Escrow Agent shall not be entitled to assign any of their obligations and rights hereunder or any other Transaction Documents without the prior written consent of Lender.  Lender may assign this Agreement and any of its rights hereunder without restriction.

Section 22.           Severability.  If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

Section 23.           Recharacterization. The parties intend that this Agreement (in so far as it relates to the Lockbox Account) constitute an escrow agreement for all purposes, including, without limitation, for purposes of Sections 541 and 544 of the United States Bankruptcy Code, Title 11, United States Code (the “Bankruptcy Code”).  To the extent that a court shall, notwithstanding such intent, construe this Agreement (insofar as it relates to the Lockbox Account) as constituting a security arrangement, the following provisions shall be deemed to apply:

(a)           Company hereby grants to Lender a security interest in the Lockbox Account and all funds, monies, checks and other items from time to time credited thereto or on deposit therein, to secure the Secured Obligations as defined in the Security Agreement;

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b)           The Lockbox Escrow Agent shall hold funds in the Lockbox Account as bailee for Lender for purposes of perfecting such security interest by control of such accounts.

(c)           Financial Institution shall comply with all Account Instructions originated by the Lender with respect to the Lockbox Account without further consent by Company.

Section 24.           Interpretation.  When a reference is made in this Agreement to Sections, subsections, Annexes or Schedules, such reference shall be to a Section, subsection, Annex or Schedule to this Agreement unless otherwise indicated.  The terms “Agreement”, “herein”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, mean this Agreement, as amended, supplemented or otherwise modified from time to time.  The words “include”, “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”.  No party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against any other party.

Section 25.           Headings and Captions.  The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 26.           Governing Law; Jurisdiction.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON−EXCLUSIVE JURISDICTION OF SUCH COURTS.  EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

(c)           EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERRED TO IN SUBSECTION (b) ABOVE OF THIS SECTION 26 IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS ON THE OTHER PARTY IN ANY OTHER MANNER PERMITTED BY LAW.

Section 27.           Waiver of Jury Trial; Exclusion of Punitive Damages.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN ADDITION, WITHOUT LIMITING COMPANY’S OBLIGATION TO INDEMNIFY LENDER FOR ANY THIRD PARTY CLAIM FOR PUNITIVE DAMAGES, IN ANY LITIGATION OR ARBITRATION BETWEEN THE PARTIES HEREUNDER NEITHER PARTY SHALL BE ENTITLED TO SEEK PUNITIVE DAMAGES FROM THE OTHER PARTY.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 28.           Waiver of Immunity.  To the extent that Company has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or any of its property, Company hereby irrevocably waives such immunity in respect of its obligations hereunder to the fullest extent permitted by law.

Section 29.           Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

FINANCIAL INSTITUTION:	JPMORGAN CHASE BANK, N.A.
	By:	__________________________________________
Name: Rola Tseng
Title: Vice President

COMPANY	DYAX CORP.
	By:	__________________________________________
Name:
Title:

LENDER:	LFRP INVESTORS, L.P.,
	By:	Vanderbilt Overflow GP, LLC,
its General Partner
	By:	__________________________________________
Name:
Title:

LOCKBOX ESCROW AGENT:	JPMORGAN CHASE BANK, N.A.
	By:	__________________________________________
Name: Rola Tseng
Title: Vice President

INITIAL LOCKBOX	DYAX CORP.
CALCULATION AGENT:	By:	__________________________________________
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ANNEX A
to Agreement

DEFINITIONS

“Account Instruction” shall mean, with respect to any Deposit Account, any entitlement order, order, direction or instruction concerning or directing the disposition, transfer, withdrawal, disbursement or redemption of any Deposit Funds in or credited to such Deposit Account, or otherwise relating to any matters pertaining to or concerning such Deposit Account, and/or any Deposit Funds therein or credited thereto.

“Agreement” shall have the meaning set forth in the preamble (first paragraph) of this Agreement.

“Authorized Representative” shall have the meaning set forth in Section 11.

“Business Day” shall mean any day other than (a) a Saturday (b) a Sunday or (c) any other day on which the Financial Institution located at the address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

“Company Concentration Account” shall have the meaning set forth in Section 2(d).

“Concentration Accounts” shall have the meaning set forth in Section 2(d).

“Deposit Account” and “Deposit Accounts” shall have the meaning set forth in Section 2.

“Deposit Funds” shall mean any and all financial assets, funds, monies, checks or other items, including all Permitted Investments.

“Event of Default” shall have the meaning set forth in the Loan Agreement.

“Financial Institution” shall have the meaning set forth in the preamble (first paragraph) of this Agreement.

“Fiscal Year” shall mean the calendar year.

“Indemnitees” shall have the meaning set forth in Section 15.

“Lender Concentration Account” shall have the meaning set forth in Section 2(d).

“Liabilities” shall mean any and all losses, liabilities, damages, claims, penalties, judgments, settlements, litigation, investigations, suits, actions, costs or expenses (including the reasonable fees and expenses of in-house counsel and of outside counsel and their staff and all expense of document location, duplication and shipment) (each a “Liability”).

 “Loan Agreement” shall have the meaning set forth in the Recitals to this Agreement.

“Lockbox Calculation Agent” shall have the meaning set forth in the preamble to this Agreement.

“Lockbox Calculation Report” shall have the meaning set forth in Section 3(b).

“Lockbox Escrow Agent” shall have the meaning set forth in the preamble to this Agreement.

“Lockbox Account” shall have the meaning set forth in Section 2(c).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

A-1

“Permitted Investments” shall mean either (i) the investments in the Cash Compensation Account with the JPMorgan Chase Bank, N.A. or (ii) subject to Section 2 of this Agreement, such other investments as Company or Lender, as applicable, may select from time to time, in each case together with all interest and other earnings thereon.  Cash Compensation Accounts have rates of compensation that may vary from time to time based upon market conditions.

 “Person” shall have the meaning set forth in the Loan Agreement.

“Security Agreement” shall have the meaning set forth in the Recitals to this Agreement.

“Termination Event” shall mean the occurrence or existence of any of the following events: (a) the Lockbox Calculation Agent’s material failure to comply with its agreements and duties under this Agreement in accordance with the terms hereof and such failure continues for more than thirty (30) Business Days after written notice from Lender to the Lockbox Calculation Agent or (b) such a material failure occurs in any four (4) calendar quarters regardless of the duration for which such failure continues.

“Third Party” shall mean any person or entity other than Company or Lender.

“TIN” shall have the meaning set forth in Section 16.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

A-2

SCHEDULE 1
to Agreement

TAXPAYER IDENTIFICATION NUMBERS

Company’s TIN is:                  04-3053198

Lender’s  TIN is:                      [           ]

The following contact information can be used to contact all representatives on schedules that list representatives:

Dyax Corporation
300 Technology Square
Cambridge, MA  02139
Main:      (617) 225-2500

LFRP Investors, L.P.
[           ]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE 2
to Agreement

SPECIMEN SIGNATURE
FOR EACH AUTHORIZED REPRESENTATIVE
OF COMPANY

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE 3
to Agreement

SPECIMEN SIGNATURE
FOR EACH AUTHORIZED REPRESENTATIVE
OF LENDER

[            ]

__________________________
Name:
Title:

[            ]

__________________________
Name:
Title:

[            ]

__________________________
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE 4
to Agreement

SPECIMEN SIGNATURE
FOR EACH AUTHORIZED REPRESENTATIVE
OF LOCKBOX CALCULATION AGENT

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

[           ]

__________________________
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE 5
to Agreement

CALCULATION OF ALLOCATIONS

Lockbox Account Payment Procedures

During each calendar quarter, all Gross Payments deposited into the Lockbox Account shall be treated in the following priority with sweeps to occur not less frequently than monthly:

I.
Any amounts shall be swept into Company Concentration Account until Company  shall have received an amount equal to any CAT Payments due to MedImmune Limited as a result of, or in connection with, such Gross Payments.

II.	Any remaining amounts shall be swept into Company Concentration Account for the payment of any Reimbursement Payments in the amounts received from Contract Parties;

III.	Any remaining amounts shall be swept as follows:
	A.	The remaining amounts shall be swept into the Assignee Concentration Account until Assignee shall have received an amount equal to Applicable Included Receipts1; and

	B.	The remainder of the remaining amounts shall be swept into Company Concentration Account.

For the avoidance of doubt, on the first day of any calendar quarter, that process above shall be reset and repeated.

1   As provided in the Loan Agreement, “Applicable Included Receipts” shall exclude FTE Payments so long as the principal amount of the Loan prepaid pursuant to Section 3.01(a) of the Loan Agreement exceeds the aggregate principal amount, if any, added to the Loans pursuant to Section 4.01(a) and 4.01(b) of the Loan Agreement (as calculated on an annual basis for each calendar year) which shall be determined at the end of any applicable calendar year and shall be applied to amortization in accordance with Section 3.01(a); provided that Borrower may, at its option, include such costs in Applicable Included Receipts on a quarterly basis to pay scheduled amortization in accordance with Section 3.01(a).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE 6
to Agreement

ELIGIBLE LOCKBOX  CALCULATION AGENTS

Any accounting firm with a national reputation in the United States.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT C
Quarterly Report Format

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT D

SECURITY AGREEMENT

Dated as of [_________]

between

LFRP INVESTORS, L.P.

and

DYAX CORP.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedules
Schedule 1	Definitions
Schedule 2(b)(i)	LFRP Patents
Schedule 2(b)(ii)	LFRP Know-How
Schedule 2(c)	License Agreements
Schedule 2(e)	In Licenses
Schedule 2(j)(i) and (ii)	Pledged Deposit Accounts
Schedule 11(b)	Filing Jurisdictions
Schedule 11(c)(i)	Excluded Agreements

Exhibits
Exhibit A	Form of Special Power of Attorney
Exhibit B	Form of Copyright Security Agreement
Exhibit C	Form of Patent Security Agreement
Exhibit D	Form of Perfection Certificate

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

-i-

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Agreement”) is dated as of [_________] (the “Effective Date”) by and between Dyax Corp., a Delaware corporation (including its permitted successors and assigns, “Borrower”), and LFRP Lenders, L.P., a Delaware limited partnership (including its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender are parties to that certain Loan Agreement, dated as of December [__], 2011 (as amended, supplemented and otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lender has agreed, subject to the terms and conditions set forth therein, to make the Loans (as defined in the Loan Agreement) to Borrower; and

WHEREAS, as a condition to the making of the Loans, the Loan Agreement requires that on the Existing Loan Prepayment Date (as defined in the Loan Agreement), as a condition to the Tranche B Funding (as defined in the Loan Agreement), Borrower execute and deliver to Lender this Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.          Definitions.  For purposes of this Agreement, capitalized terms and certain other terms used herein shall have the meanings set forth in Schedule 1 hereto.  Capitalized terms used herein and not otherwise defined herein or in Schedule 1 shall have the meanings given such terms in the Loan Agreement.  Terms used herein and defined in the UCC shall have the meaning ascribed to such terms in the UCC unless the context clearly requires otherwise.

Section 2.          Grant of Security.  Borrower hereby grants Lender, for the benefit of the Lenders, and confirm its grant of, a security interest in all of the Borrower’s right, title and interest in and to the following personal property, whether now or hereafter existing, and wherever the same may be located (all such property, collectively, the “Collateral”):

(a)           the Gross Payments and Included Receipts;

(b)           the LFRP Patents, including those set forth on Schedule 2(b)(i) and LFRP Know-How, including that described in Schedule 2(b)(ii), and all other know-how, materials, trademarks, service marks, trade names and goodwill associated therewith, trade secrets, data, formulations, processes, franchises, inventions, software, copyrights, and all intellectual property (including biological materials), and all registrations of any of the foregoing, or applications therefor, that are (i) owned by, controlled by, issued to, licensed to, or licensed by Borrower and (ii) used in the performance of the LFRP as presently conducted by Borrower or as conducted by Borrower as of the Closing Date or during the term of the Loan (but specifically excluding the biological material comprising the Company Physical Libraries, it being the intent of the parties that while intellectual property covering or embodied in the LFRP Libraries be within the scope of the Collateral, all biological material comprising the LFRP Libraries except for the Duplicate Libraries is excluded from the Collateral);

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c)           the License Agreements, including those set forth on Schedule 2(c);

(d)           the In Licenses including those set forth on Schedule 2(d);

(e)           books, records, data bases, and information related to the LFRP;

(f)           all general intangibles, including all payment intangibles and all documents (notwithstanding any other provisions herein, as that term is defined in the UCC), instruments (including promissory notes), accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, in each case related to the Gross Payments and Included Receipts;

(g)           any other general intangibles necessary to the performance of or forming part of the LFRP;

(h)           (A) the Borrower’s interests in the Lockbox Account, details of which are provided on Schedule 2(h)(i), and any successor account, (B) the Company Concentration Account, details of which are provided on Schedule 2(h)(ii), and any successor account, and (C) any other deposit account or securities account containing proceeds of Collateral and into which a party to a License Agreement has remitted Royalties (the accounts referred to in clauses (A), (B) and (C) collectively, the “Pledged Deposit Accounts”), all funds on deposit in each such account, all investments arising out of such funds, all claims thereunder or in connection therewith and special purpose subaccounts maintained therein, and all monies and credit balances from time to time held in the Pledged Deposit Accounts or such subaccounts; all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by Borrower in substitution for or in addition to any or all of the then existing items described in this subsection (h); and all interest, dividends, cash, securities, rights, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds, or such investments or received in exchange for any or all of the items described in this subsection;

(i)           all money now or at any time in the possession or under the control of, or in transit to, the Lockbox Bank, or the Borrower relating to any of the foregoing in this Section 2;

(j)           quantities of biological material comprising a complete copy of each of the LFRP Libraries that are sufficient to be used to create a reproducible supply of the LFRP Libraries (the “Duplicate Libraries”); and

(k)           all Proceeds.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 3.          Security for Obligations.  This Agreement secures, and the Collateral pledged by Borrower is collateral security for, the due and punctual payment or performance in full (including the payment of amounts that would become due but for the operation of the automatic stay under Subsection 362(a) of the United States Bankruptcy Code) of all Secured Obligations of Borrower.

Section 4.          Borrower to Remain Liable.  Notwithstanding anything to the contrary contained herein, (a) Borrower shall remain liable to perform all of its duties and other obligations under the Loan Agreement to the same extent as if this Agreement had not been executed, and (b) the exercise by Lender of any of its rights hereunder shall not release Borrower from any of its duties or other obligations under the Loan Agreement.

Section 5.          Promissory Notes and Tangible Chattel Paper.  If Borrower at any time shall hold or acquire any promissory notes or tangible chattel paper constituting Collateral having a face value greater than twenty-five thousand dollars ($25,000), Borrower shall forthwith endorse, assign and deliver the same to Lender, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify.

Section 6.          Pledged Deposit Accounts.  Borrower shall follow the procedures and payment mechanisms relating to the Pledged Deposit Accounts set forth in Section 4.02 of the Loan Agreement.

Section 7.          Investment Property.  If Borrower shall at any time hold or acquire any certificated securities constituting Collateral, Borrower shall forthwith endorse, assign and deliver the same to Lender, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify.  If any securities constituting Collateral now or hereafter acquired by Borrower are uncertificated and are issued to Borrower or its nominee directly by the issuer thereof, Borrower shall promptly notify Lender thereof and, at Lender’s request, pursuant to an agreement in form and substance satisfactory to Lender in its discretion reasonably exercised, cause the issuer of such securities to agree to comply with instructions from Lender as to such securities, without further consent of Borrower or such nominee.  If any securities constituting Collateral, whether certificated or uncertificated, or other investment property now or hereafter acquired by Borrower are held by Borrower or its nominee through a securities intermediary or commodity intermediary, Borrower shall promptly notify Lender thereof and, at Lender’s request, pursuant to an agreement in form and substance satisfactory to Lender in its discretion reasonably exercised, cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Lender to such commodity intermediary, in each case without further consent of Borrower or such nominee.

Section 8.          Collateral in the Possession of a Bailee.  If any property constituting Collateral is at any time in the possession of a bailee, Borrower shall promptly notify Lender thereof and, if requested by Lender, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Lender in its discretion reasonably exercised, that the bailee holds such Collateral for the benefit of Lender and shall act upon the instructions of Lender, without the further consent of Borrower.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 9.          Electronic Chattel Paper and Transferable Records.  If Borrower at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in § 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, constituting Collateral, Borrower shall promptly notify Lender thereof and, at the request of Lender, shall take such action as Lender may reasonably request to vest in Lender control under UCC § 9-105 of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, § 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

Section 10.        Letter-of-credit Rights.  If Borrower is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Borrower constituting Collateral, Borrower shall promptly notify Lender thereof and, at the request of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender in its discretion reasonably exercised, arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit.

Section 11.        Representations and Warranties.

(a)       Borrower represents and warrants to Lender as of the date hereof, Borrower (or any predecessor by merger or otherwise) has not, within the five (5) year period preceding the date hereof, had a different name from the name listed on the signature pages hereof.

(b)       Borrower represents and warrants to Lender as of the date hereof, and represents and warrants to Lender in all material respects on each date it acquires rights in Collateral in which a security interest is purported to be granted hereunder, as follows:

(i)       Ownership of Collateral.  Borrower has the power to grant a lien and security interest in each item of Collateral upon which it purports to grant a lien or security interest hereunder and the grant of such security interest shall not constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of Borrower under any lease, license or contract to which it is a party or (B) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC).  Other than such as may have been filed in favor of Lender relating to this Agreement or as contemplated by the Loan Agreement, no effective UCC financing statement or other instrument similar in effect covering all or any part of the Collateral or the LFRP Patents is on file in any filing or recording office.

(ii)       Validity.  This Agreement creates a valid security interest in the Collateral, and upon the filing of the appropriate UCC financing statements naming Lender as secured party and describing the Collateral in the applicable filing office(s) in the jurisdiction(s) listed in Schedule 11(b), such security interest will be perfected in all Collateral in which a security interest can be perfected by the filing of a UCC-1 Uniform Commercial Code financing statement.  Other than Permitted Liens which have priority under law, the security interest in the Collateral granted herein is prior to any and all other Liens.  As of the date hereof, there are no Liens other than Permitted Liens on or with respect to the Collateral.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(iii)       Authorization, Approval.  No authorization, approval, or other action by, and no notice to or filing with, any government or agency of any government or other Person is required either (A) for the assignment, pledge and grant by Borrower of the security interest granted hereby or for the execution, delivery and performance of this Agreement by Borrower; or (B) for the perfection of, the pledge, assignment and grant of the security interest created hereby or the exercise by Lender of its rights and remedies hereunder (provided, however, that the exercise by Lender of certain rights and remedies relating to certain licenses or leases of the Borrower may require the consent of the other parties to such licenses or leases), other than (X) the filing of financing statements in the appropriate office(s) located in the jurisdiction(s) listed on Schedule 11(b) and (Y) the filing of the Patent Security Agreement with the United States Patent and Trademark Office and the filing of the Copyright Security Agreement in the United States Copyright Office and any supplements or amendments thereto.

(iv)       Enforceability.  This Agreement is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.

(c)         Other Representations and Warranties.  As of the date hereof and as of the earlier of the date on which the Business Report is delivered or the date on which such Business Report is due in each fiscal year:

(i)       Schedules.  (i) (A) Schedule 2(b)(i) shall set forth all of the LFRP Patents, (B) Schedule 2(b)(ii) shall set forth a description of the LFRP Know-How; (C) Schedule 11(c)(i) shall set forth all of the Excluded Agreements; (D) Schedule 2(c) shall set forth all of the License Agreements; (E) Schedule 2(d) shall set forth all of the In Licenses; and (F) Schedule 2(h)(i) and (ii) shall set forth details of the Pledged Deposit Accounts; and

(ii)       Perfection Certificate.  (A) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page thereof; (B) Borrower is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate; (C) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (D) the Perfection Certificate accurately sets forth each place of Borrower’s business or, if more than one, its chief executive office as well as its mailing address (if different) and where Collateral is located; (E) Borrower’s FEIN is accurately set forth in the Perfection Certificate; and, (F) all other information set forth on the Perfection Certificate is accurate and complete in all material respects.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 12.        Further Assurances.  Borrower agrees that, from time to time, at its cost and expense, Borrower will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Borrower will:  (a) (i) execute and file such financing or continuation statements, or amendments thereto, as well as documents for filing in the Unites States Patent Office and United States Copyright Office (ii) execute and deliver, and cause to be executed and delivered, agreements establishing that Lender has control of specified items of Collateral, including the Lockbox Agreement, and (iii) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail; (c) at Lender’s reasonable request, appear in and defend any action or proceeding that may affect Borrower’s title to or Lender’s security interest in all or any part of the Collateral, including any proceeding in which the issue is whether any property in which Borrower has rights constitutes Collateral; and (d) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Lender with respect to any Collateral.  Borrower hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower.  Borrower agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Borrower shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.  Notwithstanding the foregoing, so long as there exists no Event of Default, the Borrower shall not be required to obtain the consent of the other parties to the existing License Agreements and In Licenses.

Section 13.        Certain Covenants of Borrower.  Borrower shall:

(a)           not use or permit any Collateral to be used unlawfully or in violation of any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral to the extent the same could reasonably be expected to have a Material Adverse Effect;

(b)           at its own cost and expense, with respect to each property that it leases on which any Collateral is located, use commercially reasonable efforts to obtain, at Lender’s request, an agreement satisfactory to Lender with the landlord of such leased property, (i) subordinating such landlord’s lien in any Collateral to the security interest purported to be granted hereunder and (ii) granting access to such leased property;

(c)           maintain insurance as provided in Section 9.06 the Loan Agreement;

(d)           notify Lender of any change in its name, identity or corporate structure at least fifteen (15) days prior to such change;

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(e)           give Lender thirty (30) days’ prior written notice of any change in its chief place of business, chief executive office or residence or the office where Borrower keeps its records regarding the Collateral or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Borrower;

(f)           pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that Borrower shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Borrower or any of the Collateral as a result of the failure to make such payment;

(g)           except for licenses of LFRP Intellectual Property and In Licenses in effect on the date hereof, not suffer to exist any license, lease, contract or agreement to which it is a party forming part of or used in the LFRP that contains any provision that purports to prohibit Borrower from granting to Lender a security interest in any item of Collateral including any such license, lease, contract or agreement itself;

(h)           comply with all of its obligations with respect to any personal property owned or leased by it and used in the LFRP, including capital leases, operating leases and purchase money indebtedness except to the extent non-compliance could not reasonably be expected to have a Material Adverse Effect;

(i)           from and after the date that the Duplicate Libraries are delivered to the location specified in Section 14(f), in the event that there are any updates or improvements to the LFRP Libraries, or other libraries as set forth in the definition of LFRP Libraries, promptly deliver sufficient quantities of such updated, improved or other LFRP Libraries as necessary to maintain the Duplicate Libraries as a duplicate reproducible supply of the LFRP Libraries at such location; and

(j)           not transfer, sell, convey, assign, dispose of or license the Company Physical Libraries, except (x) in the ordinary course of business of the LFRP consistent with past practices, or (y) outside the scope of the LFRP the non-exclusive licensing of the Company Physical Libraries but limited to a scope or for a use so as to not compete with the LFRP, provided, that non-exclusive licensing of the Company Physical Libraries under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the Company Physical Libraries in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(k)           concurrently with Borrower’s delivery of a Business Report pursuant to Section 9.03(e) of the Loan Agreement, confirm the attachment of the security interest in the registered intellectual property of Borrower created by this Agreement by execution of Copyright Security Agreement or a Patent Security Agreement, as applicable, with respect to any such registered intellectual property not subject at such time to a Patent Security Agreement or a Copyright Security Agreement, as applicable, and the filing of such agreement with the patent office or any other Governmental Authority as shall be necessary to create, preserve, protect or perfect Lender’s security interest in such intellectual property as may be reasonably requested by Lender.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 14.        Special Covenants With Respect to the Collateral.

(a)        Borrower shall:

(i)       diligently keep records in reasonable detail respecting the Collateral at its chief executive office or principal place of business;

(ii)       not locate any Collateral in any location other than (1) those owned by Borrower or for which it has delivered an agreement described in Section 13(b) hereof, (2) the deposit accounts as contemplated by the Lockbox Agreement, or (3) in the locations as contemplated in Section 14(f), and shall not relocate any collateral from its location as of the Closing Date to another such location without first notifying Lender in writing of such relocation;

(iii)       give thirty (30) days’ prior written notice to Lender of its intent to establish any additional place of business;

(iv)       other than items deposited for collection in the Lockbox Account, forthwith turn over (with any required endorsement and assignment requested by Lender), any instrument or cash constituting Collateral;

(v)       not create, incur, assume or suffer to exist any Lien with respect to Collateral, other than Permitted Liens;

(vi)       not Transfer the Collateral, other than the Proceeds the Borrower is permitted to receive in accordance with the Lockbox Agreement, except (x) with respect to the LFRP, licensing out in the ordinary course of business of the LFRP consistent with past practices, or (y) outside the scope of the LFRP, non-exclusive licensing out of LFRP Intellectual Property (including the provision of LFRP Libraries or other biological material) but limited to a scope or for a use so as not to compete with the LFRP; provided, that non-exclusive licensing of LFRP Intellectual Property under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the LFRP Intellectual Property (including the provision of LFRP Libraries or other biological material) in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(vii)      in the event that Borrower has rights to a commercial tort claim constituting Collateral, notify Lender and provide a detailed description of the claim and shall grant Lender a security interest therein in a manner specified by Lender; and

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(viii)     in the event that Borrower shall have a security interest in any property securing any Collateral, promptly execute an assignment of such security interest to Lender.

(b)           Borrower shall, at Borrower's sole cost and expense, (A) take any and all actions and make all payments, which are necessary and desirable to diligently maintain the LFRP Patents owned by it; (B) defend such LFRP Patents against any claims of invalidity or unenforceability; and (C) take commercially reasonable measures to protect the proprietary nature of each item of LFRP Intellectual Property and to maintain in confidence all confidential information compromising a part thereof; provided, that in no event shall Borrower be required to take any action under subsection (B) or (C) if: (i) the failure to take action could not reasonably be expected to result in a Material Adverse Effect, (ii) the reasonably estimated cost to Borrower associated with pursuing such action would outweigh the reasonably estimated extent by which the Included Receipts and the interest in the Royalties retained by the Borrower would benefit as a result of successfully pursuing such action, or (iii) Borrower obtains the requisite written consent of Lenders required under the Loan Agreement, which shall not be unreasonably withheld (as in the case, for example, where pursuing such action would jeopardize the LFRP Intellectual Property or adversely effect the LFRP as a whole). Consent hereunder shall be provided or denied within ten (10) Business Days after notice and provision of such information as may be reasonably requested by the Lender from the Borrower. Borrower shall immediately notify Lender of such claim. The parties shall consult as to strategy regarding any response to such claim. Borrower shall not abandon, or fail to take any action necessary or desirable to prevent the disclaimer or abandonment of material LFRP Patents owned by it.

(c)           Unless there shall occur and be continuing any Event of Default and the Lender has accelerated the Obligations under the Loan Agreement, Borrower shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Borrower, such applications for protection of the LFRP Intellectual Property and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the LFRP Intellectual Property.  Upon the occurrence and during the continuance of any Event of Default, the Lender shall have the right but shall in no way be obligated to file applications for protection of the LFRP Intellectual Property and/or bring suit in the name of the Borrower or Lender to enforce the LFRP Intellectual Property and any license thereunder.  In the event of such suit, the Borrower shall, at the reasonable request of the Lender, do any and all lawful acts and execute any and all documents requested by the Lender in aid of such enforcement and the Borrower shall promptly reimburse and indemnify the Lender for all costs and expenses incurred by the Lender in the exercise of its rights under this Section 14(c) in accordance with the Loan Agreement.  In the event that the Lender shall elect not to bring suit to enforce the LFRP Intellectual Property, the Borrower agrees, at the reasonable request of the Lender, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the LFRP Intellectual Property by any person.

(d)           Borrower shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Lender five (5) originals of a Special Power of Attorney in the form of Exhibit A annexed hereto for execution of an assignment of the Collateral to Lender, or the implementation of the sale or other disposition of the Collateral pursuant to Lender’s good faith exercise of the rights and remedies granted hereunder; provided, however, Lender agrees that it will not exercise its rights under such Special Power of Attorney unless an Event of Default has occurred and is continuing.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(e)           Borrower shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Lender the Patent Security Agreement and the Copyright Security Agreement (in respect of intellectual property not covered by the filings made promptly after the Closing Date) and all other documents, instruments and other items as may be necessary for Lender to file such agreements with the United States Patent and Trademark Office and United States Copyright Office and any similar domestic or foreign office, department or agency.  Borrower shall upon and after the occurrence of an Event of Default, use its commercially reasonable efforts to obtain any consents, waivers and agreements requested by Lender that are necessary to enable Lender to exercise its remedies with respect to the Collateral.

(f)           Certain Rights upon an Event of Default before and following a Foreclosure.

(i)       Upon the occurrence and during the continuance of an Event of Default and upon notice by Lender (the “Notice Event”):

(1)           Borrower hereby agrees to grant and hereby grants to Lender effective upon the Notice Event an exclusive worldwide royalty-free license, with the right to sublicense, under the Shared Intellectual Property (the “Marks”)) to the extent permitted under the In Licenses solely to carry out the LFRP program (including through a designee other than a phage-display company that competes with Borrower) in the same general manner as carried out by Borrower immediately prior to any such Event of Default; provided that such license shall be subject to any licenses granted by Borrower to third parties (not in violation of the Loan Agreement) prior to the date of the grant to Lender hereunder;

(2)           Borrower hereby agrees to grant and hereby grants to Lender effective upon the Notice Event an exclusive royalty-free limited license to use and display the Marks, solely in association with any product or service used or provided in connection with the LFRP in the same general manner and at least as high a level of quality as carried out by Borrower immediately prior to any such Event of Default; provided, that (I) Borrower shall have the right to monitor any such product or service for the purpose of protecting and maintaining the level of quality established by Borrower prior to any such Event of Default; (II) Lender acknowledges that the goodwill and other benefits associated with such Marks shall inure to the benefit of Borrower; and (III) Lender shall not use or omit use of the Marks in any manner which would injure or destroy their value or diminish Borrower’s property rights; and provided, further, that, in the event Borrower advises Lender of any discrepancy in the level of quality of such products or services, Borrower shall have the right to terminate the use and display of the Marks by Lender (but not the other rights licensed hereunder) until such time as the discrepancy is corrected; and

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(3)           For the avoidance of doubt, the Parties agree and acknowledge that (A) Lender shall not practice the licenses set forth in this Section 14(f)(i) unless and until the occurrence of an Event of Default and only for so long as such Event of Default continues; provided that such licenses shall immediately terminate on the date that the security interest granted under this Agreement is terminated in accordance with Section 20 hereof, and (B) subject to the grant of the security interest under and the other provisions of this Agreement and the Loan Agreement, Borrower shall retain ownership of its rights under the Shared Intellectual Property (including the Marks) and shall be free to practice, exploit and license the Shared Intellectual Property on a non-exclusive basis outside the scope of the LFRP but limited to a scope or for a use so as to not compete with the LFRP; provided that non-exclusive licensing of Shared Intellectual Property under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the Shared Intellectual Property in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(ii)       Upon the occurrence and during the continuance of an Event of Default, following or in connection with Lender’s exercise of the foreclosure remedies hereunder:

(1)           Lender hereby agrees to grant and hereby grants to Borrower a non-exclusive, perpetual, royalty-free worldwide license, with the right to sublicense, under the Shared Intellectual Property (other than the Marks) to the extent permitted under the In Licenses, for any purpose outside the LFRP on a non-exclusive basis, but limited to a scope or for a use so as to not compete with the LFRP; provided that non-exclusive licensing of Shared Intellectual Property under Internally Developed Product Agreements or under Co-Development Agreements shall not be considered in breach hereof, so long as in no event shall any third party or Affiliate be granted a license or other rights under the Shared Intellectual Property in a way that would allow such third party or Affiliate to operate a funded research or licensing program that would compete with the LFRP.

(2)           Lender hereby agrees to grant and hereby grants to Borrower a non-exclusive, perpetual, royalty-free limited license to use and display the Marks in association with any product or service used or provided in connection with the Borrower’s business outside of the LFRP, within the scope permitted under Section 14(f)(ii)(1), above, in the same general manner and at least as high a level of quality as carried out by Borrower immediately prior to any such foreclosure; provided, that (I) Lender shall have the right to monitor any such product or service for the purpose of protecting and maintaining the level of quality established by Borrower prior to any such foreclosure; (II) Borrower acknowledges that the goodwill and other benefits associated with such Marks shall inure to the benefit of Lender; and (III) Borrower shall not use or omit use of the Marks in any manner which would injure or destroy their value or diminish Lender’s property rights; and provided, further, that, in the event Lender advises Borrower of any discrepancy in the level of quality of such products or services, Lender shall have the right to terminate the use and display of the Marks (but not the other rights licensed hereunder) by Borrower until such time as the discrepancy is corrected; and

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(3)           Lender hereby agrees, at Borrower’s sole cost and expense, to make, or to permit Borrower to make, copies of all books, records, data bases, and information (including the handbooks, manuals and sequence information) related to the LFRP and to use all Shared Intellectual Property solely for the purpose of the conduct of the business of Borrower outside the LFRP within the scope permitted under Section 14(f)(ii)(1), above.  For avoidance of doubt, the licenses granted to the Borrower in Section 14(f)(ii) shall survive the termination of this Agreement.  The parties acknowledge that such licenses are licenses of “intellectual property” for the purposes of Section 365 (n) of the Bankruptcy Code.

(g)           Borrower prepared the Duplicate Libraries and delivered the Duplicate Libraries to Fisher Clinical Services, 631 Lofstrand Lane, Rockville, MD 20850 (phone:  (301) 315-2238) or such other secure location or locations as are reasonably acceptable to Borrower and Lender, clearly identified as the Duplicate Libraries prepared for the benefit of Lender, and segregated from property of Borrower.

(h)           Borrower shall:  (i) maintain copies of all source and object codes for all Software at one or more safe and secure locations reasonably acceptable to Lender, (ii) keep Lender fully informed of each such location, and (iii) maintain the currency of all such Software stored thereat.

(i)           Borrower shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Lender (to the extent there have been any changes in the information required to be included therein since the Closing Date) the Perfection Certificate.

(j)           Borrower agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against Borrower, and Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

(k)           The Borrower shall:  (a) notify in reasonable detail Lender promptly, but in no event later than quarterly (on the earlier of the date on which the Business Report is delivered by the Borrower or the date on which such Business Report is due in each fiscal quarter) after the acquisition, execution or filing thereof, of any (i) License Agreements, LFRP Patents, Co-Development Agreements, payments under which form part of the Collateral, and In Licenses, and (b) on the last day of each quarter provide, in reasonable detail, updates to Schedules 2(b)(i), 2(b)(ii) 2(c), 2(d), 2(h)(i) and 2(h)(ii), which would make the representations and warranties contained in Section 11(c)(i) true, correct and complete as of such date of the delivery of such Business Report.  Upon the delivery and acceptance of such updated schedules by Lender, such schedules will be automatically deemed to amend and restate Schedules 2(b)(i), 2(b)(ii), 2(c), 2(d), 2(h)(i) and 2(h)(ii) hereto.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 15.        Lender Appointed Attorney-in-Fact.  Borrower hereby irrevocably appoints Lender, or any person or agent as Lender may designate as such, Borrower’s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise, from time to time in Lender’s discretion to take any action and to execute any instrument that Lender may in its good faith sole discretion deem necessary or advisable to accomplish the following:

(a)           upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral, and to manage the LFRP, including taking actions under the License Agreements and In Licenses;

(b)           upon the occurrence and during the continuance of an Event of Default, to receive, direct payment of, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)           upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Lender may in its good faith sole discretion deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral;

(d)           upon the occurrence and during the continuance of an Event of Default, to pay or discharge taxes or liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its sole discretion, any such payments made by Lender to become obligations of Borrower to Lender, due and payable immediately without demand;

(e)           upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, drafts against debtors, assignments, verifications, notices and other documents relating to the Collateral; and

(f)           upon the occurrence and during the continuance of an Event of Default, to perform any obligations of the Borrower under the Transaction Documents with the Borrower which the Borrower has not performed.

(g)           upon and at any time after the occurrence and during the continuance of an Event of Default, to prepare, file and sign Borrower’s name on an assignment document in such form as Lender may in its sole discretion deem necessary or desirable to transfer ownership of the Collateral to Lender or an assignee or transferee of Lender, which transfer expressly shall be subject to the rights of the Borrower in such Collateral set forth in Section 14(e) hereof.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 16.        Standard of Care.  The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of good faith and of reasonable care in the accounting for monies actually received by Lender hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Lender shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property.  The Lender shall act as agent hereunder for any other Lenders that become a party to the Loan Agreement after the date hereof and the security interest granted hereunder to the Lender is also granted to the Lender for the benefit of other Lenders.  Except as provided in the Loan Agreement, the Lender shall have no duty to any Lender hereunder and its sole responsibility shall be limited to (i) being named as a secured party hereunder and in any UCC financing statement, intellectual property filing, Lockbox Agreement, any escrow agreement or other documents, instrument or agreement entered into or filed pursuant hereto and (ii) holding any possessory Collateral delivered to it by the Company pursuant hereto, in each case for the benefit of all Lenders.  The Lender is entitled to, but has no obligation to exercise any rights or remedies hereunder or under applicable law.

Section 17.        Remedies Upon Event of Default.

(a)        If, and only if, any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Collateral (i) all rights and remedies provided for herein, under the Loan Agreement or otherwise available to it, (ii) all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the Collateral), in all relevant jurisdictions, and (iii) the rights to:

(i)       require Borrower to, and Borrower hereby agrees that it will at its cost and expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties;

(ii)       personally or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from Borrower or any other person who has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon Borrower’s premises where any of the Collateral is located and remove same;

(iii)       foreclose or otherwise enforce Lender’s security interest in any manner permitted by law or provided for in this Agreement;

(iv)       without notice except as may be required by applicable law and that cannot be waived, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any place or places for cash, on credit, or for future delivery, and upon such other terms as Lender may deem commercially reasonable; and

(v)       without notice, exercise any right to set-off or offset provided by law.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b)           Until an Event of Default has occurred and is continuing, Borrower shall, subject to the provisions of the Loan Agreement and the Lockbox Agreement, continue to collect, at its own cost and expense, all amounts due or to become due Borrower in respect of the Collateral; it being understood and agreed that any and all such collections shall be held in trust for, and be for the benefit of, Lender.  In connection with such collections; provided, no Event of Default shall have occurred and be continuing, Borrower may, subject to the provisions of the Loan Agreement, take such action as Borrower reasonably may deem necessary or advisable to enforce collection of the Collateral.  At any time after an Event of Default has occurred and is continuing, Lender shall have the right to notify the account debtors or obligors under any Collateral of the security interest of Lender in such Collateral and to direct such account debtors or obligors to make payment to Lender (or its designee) of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or adjust, settle or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidence thereby.  If an Event of Default has occurred and is continuing, upon the request of Lender, Borrower shall, at its own cost and expense, notify any parties obligated on any of the Collateral to make payment to Lender (or its designee) of any amounts due or to become due thereunder, and in such event, Lender is authorized to endorse, in the name of Borrower, any item representing any payment on or other proceeds of any of the Collateral.  Borrower irrevocably directs and requires all licensees and account debtors to honor Lender’s request for direct payment and comply with any such request, notwithstanding any directions or instructions to the contrary that may be given by Borrower and agrees that the compliance by such licensee or account debtor with the provisions of this Section shall not be deemed a violation of such party’s contractual agreements with Borrower.

(c)           After delivery to Borrower by Lender of a notice that an Event of Default has occurred and so long as such Event of Default is continuing: (i) all amounts and proceeds (including instruments) received by Borrower in respect of any Collateral shall be received in trust for the benefit of Lender hereunder, shall be segregated from other funds of Borrower, and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied as provided by this Security Agreement; and (ii) Borrower shall not adjust, settle, or compromise the amount or payment of any Collateral, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

(d)           After the occurrence and during the continuation of an Event of Default, (i) Lender may in its own name or in the name of others communicate with account debtors (including Contract Parties to License Agreements and In License Agreements) in order to verify with them to Lender’s reasonable satisfaction the existence, amount and terms of any Collateral and (ii) Lender shall have the right, at Borrower’s cost and expense, to make test verifications of the Collateral in any reasonable manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance as Lender may reasonably require in connection therewith.

(e)           Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Lender shall have the right (but not the obligation) to bring suit, in the name of Borrower, Lender or otherwise, to enforce any Collateral, in which event Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Lender as provided in the Loan Agreement and Section 19 hereof, as applicable, in connection with the exercise of its rights under this Section 17.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Section 18.        Application of Proceeds.  Except as expressly provided elsewhere in this Agreement, all proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in good faith to satisfy (to the extent of the net cash proceeds received by Lender) the payment in full in cash of amounts constituting Secured Obligations, in each case equally and ratably to the holders of the Tranche A Loans and Tranche B Loans, in accordance with the amounts of such Loans then outstanding, respectively.

Section 19.        Expenses.

(a)           Borrower agrees to pay to Lender upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Lender may incur in connection with (i) the custody, preservation, management, enforcement, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Lender hereunder, or (iii) the failure by Borrower to perform or observe any of the provisions hereof.  Any costs and expenses payable hereunder shall be deemed to be Secured Obligations and entitled to the security interest hereunder.

(b)           The obligations of Borrower in this Section 19 shall survive the termination of this Agreement and the discharge of Borrower’s other obligations under this Agreement and the Loan Agreement.

Section 20.        Continuing Security Interest; Termination and Release.

(a)           This Agreement shall (i) create a continuing security interest in the Collateral, (ii) remain in full force and effect until the later of the indefeasible payment and performance in full of the Secured Obligations and the expiration or termination of the Loan Agreement (other than indemnification obligations that are unasserted at the time of expiration or termination of Loan Agreement and other contingent obligations that, by their terms, survive the termination hereof and thereof), (iii) be binding upon Borrower and its respective successors and assigns, and (iv) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns.  The Borrower agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b)           Upon the payment and performance in full of all Secured Obligations (other than indemnification obligations that are unasserted as of the expiration or termination of the Loan Agreement and other contingent obligations not then due and payable that, by their terms, survive the termination hereof), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower.  Upon such termination or any release of Collateral or any part thereof in accordance with the provisions of Section 10.02(b) of the Loan Agreement, the Lender shall, upon the request and at the sole cost and expense of the Borrower, assign, transfer and deliver to Borrower, against receipt and without recourse to or warranty by the Lender except as to the fact that the Lender has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Lender and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC 3 termination financing statements or releases) acknowledging the termination hereof and the security interest granted hereby or the release of such Collateral, as the case may be.

Section 21.        Miscellaneous.

(a)           Notices.  All notices, consents, waivers and communications hereunder given by any party to any other party shall be given pursuant to Section 13.04 of the Loan Agreement.

(b)           Effectiveness; Entire Agreement.  This Agreement, together with the other Transaction Documents and Schedules and Exhibits hereto and thereto (which are incorporated herein by reference), constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.  No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in Schedules or Exhibits hereto) has been made or relied upon by any party hereto.  None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(c)           Amendments; No Waivers.

(i)       This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto and subject to any consent required under the Loan Agreement; provided, that Lender may amend this agreement without the consent of the Borrower in order to add mechanics related to syndication of the Loan to one or more additional Lenders so long as such amendments do not in any way alter Borrower’s rights or obligations hereunder. Lender may take any action that is permitted under the Loan Agreement or hereunder.  No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.  To the extent Borrower transfers any of the Collateral to any of its Subsidiaries, then such Subsidiaries shall execute a joinder to this Agreement or a new agreement substantially similar to this Agreement and any other applicable Loan Documents, in each case in form and substance reasonably satisfactory to the Lender, to confirm the continued security interest of the Lender in such Collateral.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(ii)       No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d)           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and any reference herein to a party shall be deemed a reference to such party’s successors and assigns, if any.  Borrower shall not be entitled to assign any of its obligations and rights hereunder or any other Transaction Documents without the prior written consent of Lender.  Lender may assign this Agreement and any of its rights hereunder without restriction.

(e)           Severability.  If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

(f)           Interpretation.  When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated.  The terms “Agreement”, “herein”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, mean this Agreement, as amended, supplemented or otherwise modified from time to time.  The words “include”, “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”.  No party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against any other party.

(g)           Headings and Captions.  The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

(h)           Governing Law; Jurisdiction.

(i)       THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

(ii)       ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS.  EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(iii)       EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE COURTS REFERRED TO IN SUBSECTION (ii) ABOVE OF THIS SECTION 21(h) IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN THIS AGREEMENT.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS ON THE OTHER PARTY IN ANY OTHER MANNER PERMITTED BY LAW.

(i)           Waiver of Jury Trial; Exclusion of Punitive Damages.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN ADDITION, WITHOUT LIMITING BORROWER’S OBLIGATION TO INDEMNIFY LENDER FOR ANY THIRD PARTY CLAIM FOR PUNITIVE DAMAGES, IN ANY LITIGATION OR ARBITRATION BETWEEN THE PARTIES HEREUNDER NEITHER PARTY SHALL BE ENTITLED TO SEEK PUNITIVE DAMAGES FROM THE OTHER PARTY.

(j)           Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWER:	DYAX CORP.
	By:	___________________________________
Name:
Title:
LENDER:	LFRP INVESTORS, L.P., as Lender

	By:	Vanderbilt Overflow GP, LLC, its General Partner

	By:	___________________________________
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE 1
TO
SECURITY AGREEMENT

Definitions

Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings; provided, however, that the term “instrument” shall be such term as defined in Article 9 of the UCC rather than Article 3 of the UCC.

“Collateral” has the meaning set forth in Section 2 of this Agreement.

“Company Physical Libraries” shall mean the biological material, individually or collectively, comprising each of the LFRP Libraries in the possession of the Borrower.

“Copyright Security Agreement” means an agreement substantially in the form set forth in Exhibit B and suitable for filing with the United States Copyright Office, including the executed Copyright Security Agreement, executed in counterparts, dated [       ].

“Duplicate Libraries” has the meaning specified in Section 2(j).

“Marks” has the meaning specified in Section 14(f).

“Notice Event” has the meaning specified in Section 14(f).

“Patent Security Agreement” means an agreement substantially in the form set forth in Exhibit C and suitable for filing with the United States Patent and Trademark Office, including the executed Patent Security Agreement, executed in counterparts, dated [       ].

“Perfection Certificate” means a document in the form set forth on Exhibit D hereto.

“Permitted Liens” means tax liens or assessments and other governmental levies that are not yet due and payable or similar non-consensual liens for amounts not yet due and payable, which also qualify as “Permitted Liens” as defined in the Loan Agreement.

“Pledged Deposit Accounts” has the meaning specified in Section 2(h).

“Proceeds” or “proceeds” includes whatever is receivable or received when Collateral is sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Secured Obligations” means any and all Obligations of Borrower under the Transaction Documents including all amounts owing under the Loan Agreement, including the payment to Lender of the amounts of the Included Receipts with respect to any Royalties or other payments received by the Borrower, damages, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding), reimbursement of fees, costs, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such liabilities and other obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Borrower now or hereafter existing under this Agreement.

“Shared Intellectual Property” means, collectively, those items identified in Sections 2(b), 2(d), 2(e), 2(f) and 2(g) hereof.

“Transfer” means any sale, conveyance, assignment, disposition or license either to a third party or to an Affiliate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or Delaware, as applicable.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT E
Form of Tranche A Note

THIS TRANCHE A NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  THE ISSUE DATE FOR THIS NOTE IS THE TRANCHE A FUNDING DATE.  FOR INFORMATION REGARDING THE ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR THIS NOTE, A HOLDER SHOULD CONTACT THE BORROWER AT:  DYAX CORP., 300 TECHNOLOGY SQUARE, CAMBRIDGE, MA 02139, ATTN:  CHIEF FINANCIAL OFFICER.

US $20,000,000	New York, New York December [ ], 2011

FOR VALUE RECEIVED, DYAX CORP., a Delaware corporation (the “Borrower”), hereby promises to pay to LFRP Investors, L.P., a Delaware limited partnership, or its registered assigns (the “Lender”), in lawful money of the United States of America, in same day funds on the Tranche A Maturity Date the principal sum of (x) twenty million dollars (US$20,000,000) plus (y) any principal added to the Loan pursuant to Sections 4.01(a) or 4.01(b) of the Loan Agreement (as defined below) less (z) any payments of principal made prior to the Tranche A Maturity Date as provided in the Loan Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money, from the date hereof until such unpaid principal is paid in full, at the rates, at the times and in the manner provided in the Loan Agreement referred to below.

This Tranche A Note is the Tranche A Note referred to in the Loan Agreement, dated as of December [  ], 2011, by and between the Borrower and the Lender (as may be amended from time to time, the “Loan Agreement”) and is entitled to the benefits thereof and of the other Loan Documents.  This Tranche A Note is secured as provided in the Loan Documents.  This Tranche A Note is subject to optional prepayment, in whole or in part, prior to the Tranche A Maturity Date as provided in the Loan Agreement.

This Tranche A Note is secured as provided in the Security Agreement and other Loan Documents.  Reference is hereby made to the Security Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interest was granted and the rights of the holder of this Tranche A Note in respect thereof.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Tranche A Note may become or be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Tranche A Note.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

THIS TRANCHE A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

DYAX CORP.
By:	___________________________
Name:
Title:

EXHIBIT F
Form of Tranche B Note

THIS TRANCHE B NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  THE ISSUE DATE FOR THIS NOTE IS THE TRANCHE B FUNDING DATE.  FOR INFORMATION REGARDING THE ISSUE PRICE, YIELD TO MATURITY AND AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR THIS NOTE, A HOLDER SHOULD CONTACT THE BORROWER AT:  DYAX CORP., 300 TECHNOLOGY SQUARE, CAMBRIDGE, MA 02139, ATTN:  CHIEF FINANCIAL OFFICER.

US $[ ]	New York, New York August 22, 2012

FOR VALUE RECEIVED, DYAX CORP., a Delaware corporation (the “Borrower”), hereby promises to pay to LFRP Investors, L.P. or its registered assigns (the “Lender”), in lawful money of the United States of America, in same day funds on the Maturity Date the principal sum of (x) [       ]1 dollars (US$[       ]) plus (y) any principal added to the Loan pursuant to Section 4.01(b) of the Loan Agreement (as defined below) less (z) any payments of principal made prior to the Maturity Date as provided in the Loan Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money, from the date hereof until such unpaid principal is paid in full, at the rates, at the times and in the manner provided in the Loan Agreement.

This Tranche B Note is the Tranche B Note referred to in the Loan Agreement, dated as of December [    ], 2011, by and between the Borrower and the Lender (as may be amended from time to time, the “Loan Agreement”) and is entitled to the benefits thereof and of the other Loan Documents.  This Tranche B Note is secured as provided in the Loan Documents.  This Tranche B Note is subject to optional prepayment, in whole or in part, prior to the Maturity Date as provided in the Loan Agreement.

This Tranche B Note is secured as provided in the Security Agreement and other Loan Documents.  Reference is hereby made to the Security Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interest was granted and the rights of the holder of this Tranche B Note in respect thereof.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Tranche B Note may become or be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

1 Amount to be completed on the Tranche B Funding Date

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Tranche B Note.

Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

THIS TRANCHE B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

DYAX CORP.
By:	___________________________
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT G
Form of Notice of Borrowing

Dyax Corp.
[300 Technology Square
Cambridge, MA 02139]
[55 Network Drive
Burlington, MA 01803]

[           ], 20[  ]

LFRP Investors, L.P.
177 Broad Street, Suite 1101
Stamford, CT  06901
Attention:  Gregory B. Brown, M.D.
Ladies and Gentlemen:

The undersigned (the “Borrower”) refers to the Loan Agreement, dated as of December [  ], 2011 (as may be amended from time to time, the “Loan Agreement”), between the Borrower and LFRP Investors, L.P. (the “Lender”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to [Section 2.02(a)] [Section 2.02(b)] of the Loan Agreement, that it hereby requests to borrow a principal amount of Tranche [A][B] Loans equal to $[] (the “Borrowing”), which amount shall be delivered to Borrower on the [Closing Date] [Tranche B Funding Date] in accordance with the terms of the Loan Agreement.

The bank and account to which the proceeds payable to the Borrower pursuant to Section 2.03 of the Loan Agreement should be sent are:

Beneficiary Bank ABA #	[ ]
Beneficiary Bank Name	[ ]
[ ]
[ ]
Contact Name	[ ]
[ ]
Beneficiary Name	[ ]
Beneficiary Account #	[ ]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Very truly yours,
DYAX CORP.
By:	_______________________
Name: Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT H
Lockbox Instructions

Lockbox Account Payment Procedures

During each calendar quarter, all Gross Payments deposited into the Lockbox Account shall be treated in the following priority with sweeps to occur not less frequently than monthly:

I.
Any amounts shall be swept into the Company Concentration Account until Company shall have received an amount equal to any CAT Payments due to MedImmune Limited as a result of, or in connection with, such Gross Payments.

II.	Any remaining amounts shall be swept into the Company Concentration Account for the payment of any Reimbursement Payments in the amounts received from Contract Parties;

III.	Any remaining amounts shall be swept as follows:
	A.	The remaining amounts shall be swept into the Assignee Concentration Account until Assignee shall have received an amount equal to Applicable Included Receipts1; and

	B.	The remainder of the remaining amounts shall be swept into the Company Concentration Account.

For the avoidance of doubt, on the first day of any calendar quarter, that process above shall be reset and repeated.

1    As provided in the Loan Agreement, “Applicable Included Receipts” shall exclude FTE Payments so long as the principal amount of the Loan prepaid pursuant to Section 3.01(a) of the Loan Agreement exceeds the aggregate principal amount, if any, added to the Loans pursuant to Section 4.01(a) and 4.01(b) of the Loan Agreement (as calculated on an annual basis for each calendar year) which shall be determined at the end of any applicable calendar year and shall be applied to amortization in accordance with Section 3.01(a); provided that Borrower may, at its option, include such costs in Applicable Included Receipts on a quarterly basis to pay scheduled amortization in accordance with Section 3.01(a).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT I-1

FORM OF CLOSING DATE OPINION

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT I-2

FORM OF TRANCHE B CLOSING DATE OPINION

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT J

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT K

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT L
Form of Payoff Letter

Vanderbilt Royalty Sub L.P.
[TO BE PROVIDED]

August __, 2012

Dyax Corp.
55 Network Drive
Burlington, MA  01803

Attention:  Chief Financial Officer

Re:           Payoff Letter

Ladies and Gentlemen:

Reference is made to (i) that certain Loan Agreement, dated as of August 5, 2008, as amended and restated as of March 18, 2009, between Vanderbilt Royalty Sub L.P., a Delaware limited partnership (the “Lender,” as assignee to Cowen Healthcare Royalty Partners, L.P., the “Agent”), and Dyax Corp., a Delaware corporation (the “Borrower”) (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Loan Agreement”); and (ii) that certain Notice of Prepayment, dated as of July ___, 2012, delivered by Borrower to the Lender pursuant to Section 3.02(a) of the Loan Agreement (the “Notice of Prepayment”).  Each capitalized term used but not defined herein shall have the meaning given to it in the Loan Agreement.

1.           Payments.  Pursuant to the Notice of Prepayment, Borrower has advised the Lender that, on August 22, 2012 (the “Payoff Date”), it intends to prepay in full all amounts outstanding under the Loan Agreement, terminate its obligations and liabilities under the Loan Agreement and the other Loan Documents, and obtain the release of all Liens granted to the Lender on the Collateral.  The total amount of principal and accrued but unpaid interest, any prepayment premium and all fees, expenses and other amounts owing under the Loan Documents, if paid to and received in the Lender Bank Account by wire transfer of immediately available funds at or prior to 4:00 p.m. (New York City time) on the Payoff Date, will be $_________, in the aggregate, as itemized on Schedule I hereto (the “Payoff Amount”).  If the Payoff Amount is not so received at or prior to 4:00 p.m. (New York City time) on the Payoff Date, interest shall accrue at a per diem rate of $_____ (the “Per Diem Amount”), and shall be added to the Payoff Amount.

This letter agreement (this “Letter Agreement”) confirms that upon, and effective as of the time of, receipt by the Lender of (i) the Payoff Amount and the Per Diem Amount, if any; and (ii) a counterpart of this Letter Agreement duly executed by Borrower (the time at which the foregoing conditions shall first be satisfied is herein referred to as the “Payoff Effective Time”), (A) the Liens and security interests granted pursuant to the Loan Documents shall be deemed to have been automatically and irrevocably released and terminated at the Payoff Effective Time, (B) excluding those obligations that are specified in the Loan Agreement or any other Loan Document as surviving the termination thereof (which shall, as so specified, survive without prejudice and remain in full force and effect), all liabilities and obligations of Borrower under the Loan Documents, including principal, interest, premium, fees, expenses and other amounts owing under the Loan Agreement and the other Loan Documents, shall have been irrevocably discharged, repaid in full and terminated, all Loan Documents shall be automatically terminated and of no further force and effect and all commitments thereunder shall be terminated, all without any further action being required to effectuate the foregoing, (C) Borrower or its designee will be authorized to file UCC termination statements in order to evidence the termination of the Liens and security interests granted pursuant to the Loan Documents and the Lender and Agent will, at Borrower’s expense, execute and deliver such intellectual property releases, deposit account control agreement terminations and other documents as Borrower may reasonably request in order to evidence the termination of the Liens and security interests granted pursuant to the Loan Documents, in each case, without recourse and without representation or warranty of any kind (either express or implied), and (D) the Lender and Agent will, at Borrower’s expense, promptly deliver any Collateral in its possession to Borrower or such party as Borrower may direct in writing.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

The Lender hereby confirms that the Lender Bank Account is as follows:

Bank Name:	J.P. Morgan Chase Bank, N.A.
ABA:
Account Number:
Reference:
Attn:	Vanderbilt Royalty Sub, L.P.

2.           Headings.  The headings contained in this Letter Agreement are for reference purposes only and shall not constitute a part hereof.

3.           Governing Law.  This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any conflict of laws principles that would require application of the laws of another jurisdiction).

5.           Termination.  This Letter Agreement shall, without further action or notice, automatically terminate at, and shall not be effective after, 4:00 p.m. (New York City time) on August 27, 2012 unless the Payoff Effective Time has occurred at or prior to such time.  No party may assign its rights, duties or obligations under this Letter Agreement without the prior written consent of the other party.  This Letter Agreement supersedes any and all of our prior discussions and correspondence regarding the Payoff Amount or the Per Diem Amount.  This Letter Agreement shall inure to the benefit of the Lender and Borrower, and each of their respective successors and permitted assigns.  In addition, this Letter Agreement may be executed in multiple counterparts, all of which taken together shall constitute one and the same agreement, and either of the parties hereto may execute this Letter Agreement by signing such counterpart.  Delivery of an executed signature page of the Letter Agreement by e-mail or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Kindly acknowledge your acceptance of and agreement to the foregoing by executing a counterpart of this Letter Agreement.

Very truly yours,
VANDERBILT ROYALTY SUB, L.P.,
as Lender
By:	[ ],
its General Partner

By:	___________________________________
Name:
Title:

COWEN HEALTHCARE ROYALTY PARTNERS, L.P., as Agent

By: Cowen Healthcare Royalty GP, LLC, its General Partner

By:	___________________________________
Name:
Title:

Accepted and agreed as of
the date first written above:

DYAX CORP.

By:

Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 1

Aggregate outstanding principal amount of Loans as of the August 22, 2012	$________
Aggregate amount of accrued and unpaid interest as of August 22, 2012	$________
Aggregate of other amounts as of August 22, 2012	$________
Total	$________

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT M
Form of Assignment and Acceptance

[date]

[Lender]
[                 ]
[                 ]
Attention:        [          ]
Facsimile:         [          ]

Dyax Corp.
55 Network Drive
Burlington, MA 01803

Attention:        [          ]
Facsimile:         [          ]

Ladies and Gentlemen:

Re: Assignment Pursuant to the Loan Agreement

We refer to the Loan Agreement, dated as of December [  ], 2011 (as may be further amended from time to time, the “Loan Agreement”), providing for Tranche A Loans and Tranche B Loans to DYAX CORP.  _______ (the “Seller”) and _______ (the “Buyer”) are delivering this instrument to you in connection with an assignment by the Seller of its rights and obligations under the Loan Agreement pursuant to Section 13.01 thereof. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Loan Agreement.

1.           The Seller and the Buyer hereby advise you that (a) the Seller will assign to the Buyer the Seller’s right, title and interest in respect of the Loan Agreement described below as the “Assigned Rights” and the Buyer will accept that assignment and assume the Seller’s related obligations described below as the “Assumed Obligations,” and (b) as between the Seller and the Buyer that assignment and assumption will be effective as of the date identified below as the “Effective Date.”

2.           In connection with the assignment referred to herein, the Buyer hereby confirms to you that the Buyer agrees to be bound as a Lender by the terms of the Loan Agreement to the extent of the assignment and assumption referred to herein.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

3.           The Buyer (a) represents and warrants that (i) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Rights and Assumed Obligations and either it, or the Person exercising discretion in making its decision to acquire the Assigned Rights and Assumed Obligations, is experienced in acquiring assets of such type, (ii) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 9.03 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Rights and Assumed Obligations on the basis of which it has made such analysis and decision independently and without reliance on the Seller or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Seller or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

4.           Buyer hereby appoints LFRP Investors, L.P. to act as its agent under the Security Agreement which grants a security interest on terms specified in Section 16 of the Security Agreement, including for the purpose of filings related to the security interest granted under the Security Agreement and other Loan Documents which grant a security interest.

5.           Unless otherwise specified in writing to DYAX CORP., the bank account to which all payments to the Buyer under the Loan Documents are to be made is as follows:

Bank Name:
ABA:
Account Number:
Reference:
Attn:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Terms Relating to the Assignment and Acceptance

Effective Date:

Assigned Rights:

[A ___% undivided interest in (i) the Tranche A Loan of the Seller outstanding on the Effective Date, (ii) all related rights of the Seller to interest accruing on such portion of the Tranche A Loan from and after the Effective Date, and (iii) all related rights of the Seller under the Agreement and the Tranche A Note delivered to the Seller thereunder from and after the Effective Date.]

[and

A ___% undivided interest in (i) the Tranche B Loan of the Seller outstanding on the Effective Date, (ii) all related rights of the Seller to interest accruing on such portion of the Tranche B Loan from and after the Effective Date, and (iii) all related rights of the Seller under the Agreement and the Tranche B Note delivered to the Seller thereunder from and after the Effective Date.]

Assumed Obligations:

All obligations of the Seller relating to the Assigned Rights that arise under the Agreement on or after the Effective Date

[Tranche A Loan of the Seller:

Before the Effective Date: $______________

After giving effect to the assignment referred to herein: $______________]

[Tranche B Loan of the Seller:

Before the Effective Date: $______________

After giving effect to the assignment referred to herein: $______________]

[Tranche A Loan of the Buyer:

Before the Effective Date:  $______________

After giving effect to the assignment referred to herein: $______________]

[Tranche B Loan of the Buyer:

Before the Effective Date:  $______________

After giving effect to the assignment referred to herein: $______________]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

For these purposes, the Buyer hereby informs you that the address for notices and account for payments in connection with the Agreement are as set forth below.

[LENDER]	___________________
By:	By:
Name:	Name:
Title:	Title:
[Include Notice and account information for Buyer.]
By:
Name:
Title:

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule A

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE B
[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

1

Schedule C

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule D

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(k)
Indebtedness

Dyax Corp. Indebtedness
as of September 30, 2011 *

	Balance	YTD Activity		Balance
	Per G/L @		Principal	Per G/L @
Debt	12/31/2010	Additions	Payments	9/30/2011

MIT Loan	447,114	0	(247,845)	199,269	(1)

GE Capital Leases	206,580	0	(206,580)	0

Cowen	56,821,908	7,587,990	(8,589,015)	55,820,884	(2)
Cowen Discount (debt issuance costs)	(415,725)	55,798	0	(359,927)
	$57,059,877	$7,643,788	$(9,043,440)	55,660,225

* There have been no increases to the loan balances above since 9/30/2011.

1)
The Cowen note payable balance per the Dyax financial statements, which have been prepared in accordance with GAAP, excludes the unamortized portion of the warrants outstanding which represents the fair value of the warrants on the date of issuance.  The principal balance of the Cowen note payable as of 9/30/11 is $56,650,605.55, which represents the amount outstanding and due on the Cowen loan.

2)	Cowen note payable additions represent annual interest as well as warrant accretion.

Note:  In addition to the schedule above, Dyax has the right to borrow up to $668,520 from Netview 5 and 6 LLC for tenant improvements associated with the build out of Dyax’s new Corporate Headquarters in Burlington, MA.  The planned move date for the Corporate Headquarters is January 16, 2012.  As of December 21, 2011, Dyax has neither borrowed nor committed to borrow any of these funds.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (m)
Subsidiaries

Subsidiaries

Dyax SA
Bld de Gerardchamps 156
B-4800 VERVIERS
Belgium

Dyax B.V. and Holding B.V.
Woudenbergseweg 11 Maarsbergen
POB 193
NL 3950 AD Maarn

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (r)(i)
LFRP Joint Patents Owned by Borrower

AZ APPLICATIONS (ANTIBODIES)
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION
AZ-03-01-CIP-PCT-AR	AR	04 01 04408		1890266A	Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-AU	AU	2004293180			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-BD	BD	277/2004	1004419		Antibodies	ISSUED	8 /13/2006	11/26/2020
AZ-03-01-CIP-PCT-BR	BR	PI0417023-7			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CA	CA	PCT/EP04/013426			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CL	CL	2004-3047			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CN	CN	200480035257.5			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CO	CO	06062058			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-EG	EG	493/200600			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-EP	EP	04819225.6		EP1687336	Antibodies	PUBLISHED		11/26/2024
AZ-03-01-CIP-PCT-GB	GB	0426043.6		GB2408508	Antibodies	PUBLISHED		11/26/2024
AZ-03-01-CIP-PCT-GC	GC	GCC/P/2004/4030			Antibodies	PENDING		11/26/2020
AZ-03-01-CIP-PCT-ID	ID	W-00 2006 01433			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-IL	IL	175608			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-IN	IN	3699			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-JP	JP	2006-540392		2008-502311	Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-KR	KR	10-2006-7010370			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-MT	MT	2503	2503		Antibodies	ABANDONED	6 /2 /2005	9 /13/2008
AZ-03-01-CIP-PCT-MX	MX	PCT/EP04/013426			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-MY	MY	PI 20044918			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-NO	NO	20063026			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-NZ	NZ	546935			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-PH	PH	PCT/EP04/013426			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-PK	PK	0948/04			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-RU	RU	2006122946			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-SG	SG	200603049-8			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-TH	TH	095716			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-TW	TW	093136755		200530267	Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-UA	UA	200607109			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-PRV	US	60/525,174			Antibodies	PENDING
AZ-03-01-CIP-PCT-US	US	10/579,445	7,612,179		Antibodies	ISSUED	11/3 /2009	11/26/2024
AZ-03-01-CIP-PCT-US CON1	US	12/585,180	8,058,016		ANTIBODIES BINDING TO A C-TERMIANL FRAGMENT OF APOLIPOPROTEIN E"	ISSUED	11/15/2011	11/26/2024
AZ-03-01-CIP-PCT-UY	UY	28.641		UY28641	Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-VE	VE	2004-002036			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-PCT	WO	PCT/EP04/013426		WO05/051998	Antibodies	NAT PHASE		7 /7 /2005
AZ-03-01-CIP-PCT-ZA	ZA	2006/03671			Antibodies	PENDING		11/26/2024

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (r)(i)
LFRP Joint Patents Owned by Borrower

EPIX (FIBRIN)
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION
077AT1	AT	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077AU1	AU	66122/00	768859		BINDING MOIETIES FOR FIBRIN	ISSUED	4 /29/2004	7 /28/2020
077AU2	AU	2004201485	2004201485		BINDING MOIETIES FOR FIBRIN	ISSUED	11/22/2007	7 /28/2020
077BE1	BE	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077CA1	CA	2376245			BINDING MOIETIES FOR FIBRIN	Abandoned		7 /28/2020
077CH1	CH	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077CY1	CY	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077DK1	DK	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077EP1	EP	00953721.8		EP1203026	BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077ES1	ES	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077FI1	FI	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077FR1	FR	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077GB1	GB	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077GR1	GR	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077IE1	IE	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077IT1	IT	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077JP1	JP	2001-513994			BINDING MOIETIES FOR FIBRIN	PENDING		7 /28/2020
077LI1	LI	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077LU1	LU	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077MC1	MC	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077NL1	NL	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077PT1	PT	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077SE1	SE	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077TW1	TW	089115153	I 290146		BINDING MOIETIES FOR FIBRIN	-ABANDONED	11/21/2007	7 /28/2020
077P01	US	60/146,425			BINDING MOIETIES FOR FIBRIN	EXPIRED		7 /29/2000
077001	US	09/627,806			BINDING MOIETIES FOR FIBRIN	ABANDONED		10/20/2008
077002	US	10/649,229		US 2005-0261472 A1	BINDING MOIETIES FOR FIBRIN	ABANDONED		4 /3 /2009
077WO1	WO	PCT/US00/20612		WO01/09188	BINDING MOIETIES FOR FIBRIN	NAT PHASE

EPIX (COLLAGEN)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION
008P01	US	PRV	60/755,710			COLLAGEN BINDING PEPTIDES	EXPIRED	12/29/2006
008P02	US	PRV	60/844,768			COLLAGEN BINDING PEPTIDES	EXPIRED	9 /16/2007
008001	US	UTL	11/618,564		20070293656	COLLAGEN BINDING PEPTIDES	ABANDONED	9 /17/2009
012001	US	UTL	11/618,458	8,034,898	20080044360	METHODS OF COLLAGEN IMAGING	ISSUED	12/29/2025
009001	US	UTL	11/618,556		20080058636	METHODS OF MYOCARDIAL IMAGING	ABANDONED	9 /18/2009
009WO1	WO	UTL	PCT/US2006/062760		WO07084264	METHODS FOR MYOCARDIAL IMAGING	PUBLISHED
009P01	US	PRV	60/755,709			AGENTS AND METHODS FOR CALLAGEN AND MYOCARDIAL IMAGING	EXPIRED	12/29/2006
009PO2	US	PRV	60/845,118			COLLAGEN BINDING PEPTIDES	EXPIRED	12/29/2006

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

2

Schedule 8.01 (r)(i)
LFRP Joint Patents Owned by Borrower

HUMAN GENOME SCIENCE, INC. (BLYS)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION
078AU1	AU	UTL	2001285066	2001285066	2001285066	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	ISSUED	8 /17/2021
078CA1	CA	UTL	2418006			BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	PENDING	8 /17/2021
078EP1	EP	UTL	01964181.0		EP1339746	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	PUBLISHED	8 /17/2021
078EP2	EP	UTL	06005641.3		EP1674477	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	PUBLISHED	8 /17/2021
078JP1	JP	UTL	2002-521507			BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	PENDING	8 /17/2021
078P01	US	PRV	60/226,489			BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	EXPIRED
078001	US	UTL	09/932,322	7,118,872	US 2003-0194743 A1	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	ISSUED-PTA = 333	8 /18/2020 7/16/2022
078WO1	WO	UTL	PCT/US01/25891		WO02/16412	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) XFERRED TO HUMAN GENOME SCIENCES	NAT PHASE	1 /5 /2010
080AU1	AU	UTL	PCT/US01/25850		AU8830101 A	BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS) NOT IN OUR SYSTEM	PENDING	8 /17/2021
080P01	US	PRV	60/266,489			BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS) NOT IN OUR SYSTEM	EXPIRED	8 /18/2001
080001	US	UTL	09/932,613		20030091565	BINDING POLYPEPTIDES AND METHODS BASED THEREON	ABANDONED
080002	US	UTL	11/232,439		US20060084608	BINDING POLYPEPTIDES AND METHODS BASED THEREON XFERRED TO LEYDIG, VOIT	ABANDONED
080WO1	WO	UTL	PCT/US01/25850		WO0216411	BINDING POLYPEPTIDES AND METHODS BASED THEREON	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

3

Schedule 8.01 (r)(i)
LFRP Joint Patents Owned by Borrower

WYETH (FACTOR VIII)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION
099001	US	UTL	09/224,785	6,197,526		POLYPEPTIDES FOR BINDING HUMAN FACTOR VIII AND FRAGMENTS OF HUMAN FACTOR VIII	ISSUED	1 /4 /2019
099002	US	UTL	09/756,594	6,492,105	20010014456	POLYPEPTIDES FOR BINDING HUMAN FACTOR VIII AND FRAGMENTS OF HUMAN FACTOR VIII	ISSUED	2/18/2019
099AT2	AT	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099AU1	AU	UTL	25982/00	769745	769745	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099AU2	AU	UTL	2004201830	2004201830		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099BE2	BE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099CA1	CA	UTL	2354599			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING
099CH2	CH	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099DE2	DE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099DK2	DK	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099EP1	EP	UTL	00904186.4		EP1147128	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ABANDONED
099EP2	EP	UTL	06009040.4	EP1705183	EP1705183	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099EP3	EP	UTL	09155033.5		EP2090582	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED
099EP5	EP	UTL	10182747.5		EP2301953	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED
099EP6	EP	UTL	10182741.8		EP2298791	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED
099ES2	ES	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099FI2	FI	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099FR2	FR	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099GB2	GB	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099GR2	GR	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099HK1	HK	UTL	02100182.6	HK1038756		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING – TO BE ABANDONED
099HK2	HK	UTL	07100794.1	HK1093750		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099HK3	HK	UTL	09110140.9			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED
099HK5	HK	UTL	11109350.2			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING
099HK6	HK	UTL	11109856.1			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING
099IE2	IE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099IT2	IT	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099JP1	JP	UTL	2000-592310	4733272		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099JP2	JP	UTL	2010-108017			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING
099LI2	LI	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099LU2	LU	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099MC2	MC	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099NL2	NL	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099PT2	PT	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099SE2	SE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099WO1	WO	UTL	PCT/US00/00043		WO00/40602	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	NAT PHASE
100001	US	UTL	10/272,497	7,112,438	US 2003-0165822 A1	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /4 /2019
100002	US	UTL	11/345,031	7,691,565	US 2006-0193829 A1	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1/4/2019
100003	US	UTL	12/692,353	8,058,017	20100292440	METHODS AND COMPOSITIONS FOR PURIFYING HUMAN FACTOR VIII, FACTOR VIII-LIKE PROTEINS OR FRAGMENTS THEREOF	ISSUED	1 /4 /2019
100004	US	UTL	13/243,761			BINDING MILECULES FOR HUMAN FACTOR VIII and FACTOR VIII-LIKE PROTEINS	PENDING

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

4

Schedule 8.01 (r)(i)
LFRP Joint Patents Owned by Borrower

BRACCO (MULTIVALENT CONSTRUCTS)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION
57637/01194	AU	UTL	2003276884			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01190	AU	UTL	2003228276			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/1603 AU	AU	UTL	2005328644			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01187	CA	UTL	2477935			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01193	CA	UTL	2512780			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/1600	CA	UTL	PCT/US05/28127			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	8 /9 /2025
57637/1601 EP	EP	UTL	05857561.4		WO2006096207	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01192	EP	UTL	03815479.5		EP1587523	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01188	EP	UTL	03726024.7		EP1482987	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	3 /3 /2023
57637/01191	HK	UTL	05104699.1		1071999A	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/1602 JP	JP	UTL	PCT/US05/28127			MULTIVALENT CONSTRUCVTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01189	JP	UTL	2003-581813			MULTIVALENT CONSTRUCVTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01180	US	PRV	60/360,821			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	EXPIRED	3 /1 /2003
57637/01181	US	PRV	60/440,201			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	EXPIRED	10/10/2010
57637/01182	US	UTL	10/379,287	7,211,240	US2004-0018974-A1	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	ISSUED	10/10/2010
57637/01185	US	UTL	10/661,032	7,261,876	US20050027105 A9	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	ISSUED	10/10/2010
57637/01186	US	UTL	10/916,155		US2005-0147555-A1	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01196	US	UTL	11/624,894			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01195	WO	UTL	PCT/US05/28127			MULTIVALENT CONSTRUCVTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING
57637/01184	WO	UTL	PCT/US03/28838		WO2004/064595 A2	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	NAT PHASE
57637/01183	WO	UTL	PCT/US03/06656		WO03084574	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

5

Schedule 8.01 (r)(i)
LFRP Joint Patents Owned by Borrower

BRACCO (KDR/VEGF)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION
D0617.70011AU00	AU	UTL	2003213730			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	ABANDONED	2 /7 /2009
D0617.70011AU00	AU	UTL	2003278807			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	LAPSED	2 /7 /2009
D0617.70011CA00	CA	UTL	2477836			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	PENDING	4 /17/2009
D0617.70011EP00	EP	UTL	03711418.8		1572724	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY [2005/37]	PENDING	4 /17/2009
D0617.70011EP01	EP	UTL	08008365.2		EP2014310	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY [2005/37]	PENDING	4 /17/2009
D0617.70011JP00	JP	UTL	2003-572527		2006-514915	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	PENDING	2 /7 /2009
D0617.70011US00	US	PRV	60/360,851			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	EXPIRED	4 /17/2009
D0617.70011US01	US	UTL	60/440,411			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	EXPIRED	4 /17/2009
D0617.70011US02	US	UTL	10/382,082			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	PENDING	4 /17/2009
D0617.70011WO00	WO	UTL	PCT/US03/06731		WO03074005-A2	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	NAT PHASE	4 /17/2009
D0617.70012AU00	AU	UTL	2003278807			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70012CA00	CA	UTL	2513044			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70012EP00	EP	UTL	03770325.3		EP1587944	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70012US00	US	UTL	10/661,156		20050100963-A1	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	10/7 /2010
D0617.70012WO00	WO	UTL	PCT/US03/28787			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY .....ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70014US00	US	UTL	10/939,890		20050250700-A1	KDR AND VEGF/KDR BINDING PEPTIDES	ABANDONED	11/16/2006
D0617.70014WO00	WO	UTL	PCT/US05/032740		WO06031885	KDR AND VEGF/KDR BINDING PEPTIDES	ABANDONED	1 /7 /2007

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

6

Schedule 8.01(r)(ii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

1

Schedule 8.01 (t)
Borrower’s Principal Place of Business
and Chief Executive Office

On and before January 28, 2012:

300 Technology Square, Cambridge, MA 02139, USA

After January 28, 2012:

55 Network Drive, Burlington, MA 01803, USA

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX PHAGE DISPLAY PATENT RIGHTS
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

Ladner 1	US	07/240,160			GENERATION AND SELECTION OF NOVEL DNA-BINDING PROTEINS AND POLYPEPTIDES	ABANDONED		7 /15/1991
Ladner 1 CA	CA	610176	1340288		GENERATION AND SELECTION OF NOVEL DNA-BINDING PROTEINS AND POLYPEPTIDES	ISSUED	12/29/1998	12/29/2015
Ladner 1 Div 1 EP	EP	96112867.5		EP0768377	GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	ABANDONED		1 /17/2005
Ladner 1 Div 2 EP	EP	00106289.2		EP1026240	GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	ABANDONED		1 /18/2006
Ladner 1 Div 3 EP	EP	05000796.2		EP1541682	GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	ABANDONED		7 /31/2008
Ladner 1 Div 4 EP	EP	07122683.1			GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	ABANDONED		9 /17/2008
Ladner 1 Div 5 EP	EP	08105351.4		EP1997891	GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	ABANDONED		9 /1 /2009
Ladner 1 EP	EP	89910702.3	0436597	EP0436597	GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	Revoked	4 /2 /1997	7 /2 /2002
Ladner 1 IE	IE	2834/89	85261		GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	EXPIRED	5 /19/2009	9 /4 /2009
Ladner 1 IL	IL	91501	91501		GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	EXPIRED	6 /11/1998	9 /1 /2009
Ladner 1 JP	JP	510087/1989	3771253		GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	EXPIRED	2 /17/2006	9 /1 /2009
Ladner 1 PCT	WO	PCT/US89/03731		WO9002809	GENERATION AND SELECTION OF RECOMBINANT VARIED BINDING PROTEINS	NAT PHASE
Ladner 1.1 IL	IL	120941	120941	120941	CHIMERIC BINDING PROTEIN	EXPIRED	9 /20/2005	9 /1 /2009
Ladner 1.2 IL	IL	120940	120940		FUSION PROTEINS DISPLAYED DISPLAYABLE ON THE SURFACE OF FILAMENTOUS PHAGE AND A RECOMBINANT FILAMENTOUS PHAGE BEARING SAME	EXPIRED	9 /20/2005	9 /1 /2009
Ladner 1.3 IL	IL	120939	120939		METHOD FOR OBTAINING NUCLEIC ACID ENCODING A PROTEINACOUS BINDING DOMAIN	EXPIRED	10/25/2001	9 /1 /2009

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX PHAGE DISPLAY PATENT RIGHTS
MATTER	SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

Ladner 7	US	07/664,989	5,223,409		DIRECTED EVOLUTION OF NOVEL BINDING PROTEINS	EXPIRED	6 /29/1993	6 /29/2010
Ladner 7A CA	CA	2105300	2105300		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	12/23/2008	2 /27/2012
Ladner 7A Div 1 AT	AT	02015673.3	1279731	E363532	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 BE	BE	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 CH	CH	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 DE	DE	02015673.3	1279731	69233697.4-08	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED		2 /27/2012
Ladner 7A Div 1 DK	DK	02015673.3	DK/EP1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 EP	EP	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 ES	ES	02015673.3	2.287.206	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 FR	FR	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 GB	GB	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 IT	IT	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 LI	LI	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 LU	LU	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 MC	MC	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 1 NL	NL	02015673.3	1279731	1279731	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	5 /30/2007	2 /27/2012
Ladner 7A Div 2 AT	AT	07010609.1	1820858	E439435	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 BE	BE	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX PHAGE DISPLAY PATENT RIGHTS
MATTER	SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

Ladner 7A Div 2 CH	CH	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 DE	DE	07010609.1	69233769.5-08		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 DK	DK	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 EP	EP	07010609.1	1820858	EP1820858	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 ES	ES	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 FR	FR	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 GB	GB	07010609.1	3070320		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 GR	GR	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 IT	IT	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 LI	LI	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 LU	LU	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 MC	MC	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 NL	NL	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A Div 2 SE	SE	07010609.1	1820858		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	8 /12/2009	2 /27/2012
Ladner 7A EP	EP	92908057.0		EP0575485	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ABANDONED		4 /1 /2003
Ladner 7A JP	JP	507558/1992	4,146,512		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	6 /27/2008	2 /27/2012
Ladner 7A JP DIV 1	JP	2008-115016	4,618,570		PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ISSUED	11/5 /2010	2 /27/2012
Ladner 7A JP Div 2	JP	2010-81857		2010183908	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	ABANDONED		3 /25/2011
Ladner 7A PCT	WO	PCT/US92/01456		WO9215677	PROCESS FOR THE DEVELOPMENT OF BINDING MINI-PROTEINS	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX PHAGE DISPLAY PATENT RIGHTS
MATTER	SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

Ladner 7B AT	AT	92908799.7	0573611	262036	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B BE	BE	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B CA	CA	2105303			DISPLAY PHAGE	ABANDONED		5 /24/2004
Ladner 7B CH	CH	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B DE	DE	92908799.7	69233325.8-08	DE 69233325.8-08	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B DK	DK	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B EP	EP	92908799.7	0573611	EP0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B EP Div 1	EP	04006079.0	1452599	EP1452599	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 AT	AT	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 BE	BE	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 CH	CH	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 DE	DE	69233795.4	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 DK	DK	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 ES	ES	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 FR	FR	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 GB	GB	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 GR	GR	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 IT	IT	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 LI	LI	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 LU	LU	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 MC	MC	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 NL	NL	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 1 SE	SE	04006079.0	1452599		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	8 /25/2010	2 /28/2012
Ladner 7B EP Div 2	EP	10004494.0		2224001	IMPROVED EPITOPE DISPLAYING PHAGE	PUBLISHED		2 /28/2012
Ladner 7B ES	ES	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B FR	FR	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B GB	GB	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX PHAGE DISPLAY PATENT RIGHTS
MATTER	SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

Ladner 7B GR	GR	92908799.7	3049248	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B IT	IT	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B JP	JP	508216/1992	3447731	3447731	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	7 /4 /2003	2 /28/2012
Ladner 7B JP Div 1	JP	238311/2002			IMPROVED EPITOPE DISPLAYING PHAGE	ABANDONED		12/12/2003
Ladner 7B JP Div 2	JP	130929/2003	4451611	2004-221	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	2 /5 /2010	2 /28/2012
Ladner 7B LI	LI	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B LU	LU	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B MC	MC	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B NL	NL	92908799.7	0573611	0573611	IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7B PCT	WO	PCT/US92/01539		WO9215679	IMPROVED DISPLAY PHAGE	NAT PHASE
Ladner 7B SE	SE	92908799.7	0573611		IMPROVED EPITOPE DISPLAYING PHAGE	ISSUED	3 /17/2004	2 /28/2012
Ladner 7D	US	08/009,319	5,403,484		VIRUSES EXPRESSING CHIMERIC BINDING PROTEINS	ISSUED	4 /4 /1995	4 /4 /2012
Ladner 7E	US	08/057,667	5,571,698		DIRECTED EVOLUTION OF NOVEL BINDING PROTEINS	EXPIRED	11/5 /1996	6 /29/2010
Ladner 7F	US	08/415,922	5,837,500		DIRECTED EVOLUTION OF NOVEL BINDING PROTEINS	EXPIRED	11/17/1998	6 /29/2010
Ladner 7J	US	09/781,988	6,979,538	20020150881	DIRECTED EVOLUTION OF NOVEL BINDING PROTEINS	EXPIRED	12/27/2005	6 /29/2010
Ladner 7M	US	09/893,878	7,208,293	20030113717	DIRECTED EVOLUTION OF NOVEL BINDING PROTEINS	EXPIRED	4 /24/2007	6 /29/2010
Ladner 7O	US	10/126,544	7,118,879	20040023205	METHOD OF RECOVERING A NUCLEIC ACID ENCODING A PROTEINACEOUS BINDING DOMAIN WHICH BINDS A TARGET MATERIAL	EXPIRED	10/10/2006	6 /29/2010
Ladner 7R	US	10/207,797	7,413,537	20060084113	DIRECTED EVOLUTION OF DISULFIDE BONDED MICROPROTEINS	ISSUED	8 /19/2008	11/29/2012
Ladner 7S	US	10/414,643			METHOD OF RECOVERING A NUCLEIC ACID ENCODING A PROTEINACEOUS BINDING DOMAIN WHICH BINDS A TARGET MATERIAL	ABANDONED		10/23/2006
Ladner 7T	US	11/745,199		20070259417	DIRECTED EVOLUTION OF DISULFIDE BONDED PROTEINS	ABANDONED		2 /22/2010
Ladner 7U	US	12/255,793	7,893,007	20090234101	DIRECTED EVOLUTION OF NOVEL BINDING PROTEINS	EXPIRED	2 /22/2011	3 /1 /2011

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX ANTIBODY REFORMATTING PATENT RIGHTS
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION
042P01	US	60/362,403			LIGAND SCREENING AND DISCOVERY	EXPIRED		3 /7 /2003
042001	US	10/383,902	7,244,592	20030224408	LIGAND SCREENING AND DISCOVERY	ISSUED	7 /17/2007	5 /14/2024
042002	US	11/763,251		20090105083	LIGAND SCREENING AND DISCOVERY	PUBLISHED

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX NOVEL FAB FRAGMENT PATENT RIGHTS - HOOGENBOOM
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION
139AT1	AT	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28 /2009	5 /18/2019
139AU1	AU	51422/00	780145		NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	6 /16/2005	5 /18/2020
139BE1	BE	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139CA1	CA	2372582			NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	PENDING
139CH1	CH	99201558.6	1054018		NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139DE1	DE	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139DK1	DK	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139EP1	EP	99201558.6	1054018	EP1054018	FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139EP2	EP	09151233.5		EP2067788	FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	PUBLISHED
139ES1	ES	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139FR1	FR	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139GB1	GB	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139GR1	GR	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139HK2	HK	09111645.7		1134303A	NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	PUBLISHED
139IT1	IT	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139JP1	JP	2000-618429	4741086		NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	5 /13/2011	5 /18/2020
139JP2	JP	2010-178912		2010-273689	NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	PUBLISHED
139LU1	LU	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139MC1	MC	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139NL1	NL	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139PT1	PT	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139SE1	SE	99201558.6	1054018		FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ISSUED	1 /28/2009	5 /18/2019
139001	US	09/988,899		20020102613	NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	ABANDONED
139002	US	11/862,791		20080108514	NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	PUBLISHED
139WO1	WO	PCT/US00/13682		WO0070023	NOVEL FAB FRAGMENT LIBRARIES AND METHODS FOR THEIR USE	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX CJ LIBRARY PATENT RIGHTS
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

140001	US	09/837,306		0040029113	NOVEL METHODS OF CONSTRUCTING LIBRARES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND NOVEL LIBRARIES	ABANDONED
140002	US	10/000,516			NOVEL METHODS OF CONSTRUCTING LIBRARIES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND THE NOVEL LIBRARIES	ABANDONED
140003	US	10/045,674		20030232333	NOVEL METHODS OF CONSTRUCTING LIBRARIES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND THE NOVEL LIBRARIES	PUBLISHED
140004	US	11/365,556		20060166252	NOVEL METHODS OF CONSTRUCTING LIBRARES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND NOVEL LIBRARIES	PUBLISHED
140005	US	13/161,445			NOVEL METHODS OF CONSTRUCTING LIBRARES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND NOVEL LIBRARIES	PENDING
140AU1	AU	2001253589	2001253589		NOVEL METHODS OF CONSTRUCTING LIBRARIES OF HUMAN FAB ANTIBODY FRAGMENTS DISPLAYED ON FILAMENTOUS PHAGE (CJ Library)	ISSUED	11/29/2007	4 /17/2021
140AU2	AU	2002307422	2002307422	2002307422	NOVEL METHODS OF CONSTRUCTING LIBRARIES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND THE NOVEL LIBRARIES	ISSUED	1 /22/2009	4 /17/2022
140AU3	AU	2007211861	2007211861	2007211861	NOVEL METHODS OF CONSTRUCTING LIBRARIES OF HUMAN FAB ANTIBODY FRAGMENTS DISPLAYED ON FILAMENTOUS PHAGE (CJ Library)	ISSUED	9 /24/2009	4 /17/2021
140AU4	AU	2009200092			NOVEL METHODS OF CONSTRUCTING LIBRARIES OF HUMAN FAB ANTIBODY FRAGMENTS DISPLAYED ON FILAMENTOUS PHAGE	PUBLISHED
140CA1	CA	2406236			NOVEL METHODS OF CONSTRUCTING LIBRARIES OF HUMAN FAB ANTIBODY FRAGMENTS DISPLAYED ON FILAMENTOUS PHAGE	PENDING
140CA2	CA	2458462	2458462		NOVEL METHODS OF CONSTRUCTING LIBRARIES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND THE NOVEL LIBRARIES	ISSUED	10/11/2011	4 /17/2022
140CA3	CA	2747868			NOVEL METHODS OF CONSTRUCTING LIBRARIES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND THE NOVEL LIBRARIES	PENDING
140EP1	EP	01927108.9		EP1276855	NOVEL METHODS OF CONSTRUCTING LIBRARIES OF HUMAN FAB ANTIBODY FRAGMENTS DISPLAYED ON FILAMENTOUS PHAGE	PUBLISHED

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX CJ LIBRARY PATENT RIGHTS
MATTER	SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

140EP2	EP	02762148.1	EP1578903	NOVEL METHODS OF CONSTRUCTING LIBRARIES COMPRISING DISPLAYED AND/OR EXPRESSED MEMBERS OF A DIVERSE FAMILY OF PEPTIDES, POLYPEPTIDES OR PROTEINS AND THE NOVEL LIBRARIES	ALLOWED
140EP3	EP	10156326.0	EP2199393	METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PUBLISHED
140EP4	EP	10179786.8	EP2308982	METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PUBLISHED
140EP5	EP	10179777.7	EP2295580	METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PENDING
140HK2	HK	10111983.4	1145515A	METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PUBLISHED
140HK3	HK	11108853.6		METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PENDING
140JP1	JP	2001-577464		METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PENDING
140JP2	JP	2011-44525		METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	PUBLISHED
140P01	US	60/198,069		NOVEL METHODS OF CONSTRUCTING LIBRARIES OF HUMAN FAB ANTIBODY FRAGMENTS DISPLAYED ON FILAMENTOUS PHAGE	EXPIRED	4 /17/2001
140WO1	WO	PCT/US01/12454	WO0179481	METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	NAT PHASE
140WO2	WO	PCT/US02/12405	WO02083872	METHODS OF CONSTRUCTING DISPLAY LIBRARIES OF GENETIC PACKAGES FOR MEMBERS OF A DIVERSE FAMILY OF PEPTIDES	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX SYNTHETIC CDR PATENT RIGHTS
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

141AT1	AT	01998098.6	1360288	E498718	FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141AU1	AU	2002249854	2002249854		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	1 /10/2008	12/18/2021
141AU2	AU	2007214299		2007214299	FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141AU3	AU	2011223997			FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141BE1	BE	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141CA1	CA	2432377			FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING	2 /16/2011
141CH1	CH	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141DE1	DE	01998098.6	60144063.3-08	1360288	FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141DK1	DK	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141EP1	EP	01998098.6	1360288	EP1360288	FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141EP2	EP	10182768.1		EP2316940	FOCUSED LIBRARIES OF GENETIC PACKAGES	PUBLISHED
141ES1	ES	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141FI1	FI	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141FR1	FR	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141GB1	GB	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141GR1	GR	01998098.6	3074603	1360288	FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141HK2	HK	11110875.6			FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING	2 /16/2011
141IE1	IE	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141IT1	IT	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141JP1	JP	2002-561628		2004-518432	FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141JP2	JP	2008-99833		2008-183014	FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141LI1	LI	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141LU1	LU	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141MC1	MC	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141NL1	NL	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141PT1	PT	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021
141SE1	SE	01998098.6	1360288		FOCUSED LIBRARIES OF GENETIC PACKAGES	ISSUED	2 /16/2011	12/18/2021

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

DYAX SYNTHETIC CDR PATENT RIGHTS
MATTER	SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION

141P01	US	60/256,380		FOCUSED LIBRARIES OF GENETIC PACKAGES	EXPIRED	12/18/2001
141001	US	10/026,925	20030119056	FOCUSED LIBRARIES OF GENETIC PACKAGES	ABANDONED	9 /8 /2006
141002	US	11/416,460	20060257937	FOCUSED LIBRARIES OF GENETIC PACKAGES	ABANDONED	10/15/2010
141003	US	12/762,051	20100292103	FOCUSED LIBRARIES OF GENETIC PACKAGES	PUBLISHED
141004	US	13/161,441		FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141005	US	13/161,445		FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141006	US	13/194,667		FOCUSED LIBRARIES OF GENETIC PACKAGES	ABANDONED
141007	US	13/250,520		FOCUSED LIBRARIES OF GENETIC PACKAGES	PENDING
141WO1	WO	PCT/US01/50297	WO02061071	FOCUSED LIBRARIES OF GENETIC PACKAGES	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

AFFIMED PATENT RIGHTS-LICENSED TO DYAX

	PREPARATION AND USE OF GENE BANKS OF HUMAN ANTIBODIES	PREPARATION AND USE OF GENE BANKS OF SYNTHETIC HUMAN ANTIBODIES
US	US-B 6,319,690 ISSUED Nov. 20, 2001, EXPIRES Nov. 20, 2018	US-B 5,840,479 ISSUED Nov. 24, 1998, EXPIRES Nov. 24, 2015
AUSTRALIA	AU 633682, AU 7011391 PENDING, EXPIRES Jan. 28, 2011	AU638535, AU7011591 PENDING, EXPIRES Jan. 28, 2011
CANADA	CA-A 2035381 PENDING, EXPIRES Jan. 28, 2011	CA-A 2035384 PENDING, EXPIRES Jan. 28, 2011
EUROPE	EP-A 0 440 147 GRANTED, EXPIRES Jan. 28, 2011 (Opposition appears to be pending)	EP-B 0 440 146 GRANTED Nov 20 1996, EXPIRES Jan. 28, 2011
EUROPE	EP 1566442, PENDING, EXPIRES Jan. 28, 2011
JAPAN	JP-AA 4211394 PENDING, EXPIRES Jan. 28, 2011	JP-AA 4211395 PENDING, EXPIRES Jan. 28, 2011
SOUTH KOREA	KR 186823 PENDING, EXPIRES Jan. 28, 2011	KR 221897 PENDING, EXPIRES Jan. 28, 2011

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

BIOSITE PATENT RIGHTS-LICENSED TO DYAX

Country	Serial Number	Filing Date	Patent Number	Issue Date	Expires	Status
US	07/517,659	05/01/90	5,427,908	06/27/95	6/27/2012	Issued
US	08/376,326	01/20/95	5,580,717	12/03/96	6/27/2012 (TD)	Issued
US	08/450,754	05/25/95	---			Abandoned
US		02/13/02	7,094,579	08/22/06	7/29/2022 (166 day PTA)	Issued
US	10/367,169	2/13/03	Publication # US20030228660		Expected 2/13/2022 (if no PTA or TD)	Pending
US	12/020,482				Expected 2/13/2022 (if no PTA or TD)	Pending
US	12/021,098				Expected 2/13/2022 (if no PTA or TD)	Pending
PCT	US03/04791	2/13/03	----			National Phase
AU	AU2003225578	2/13/03			Expected 2/13/2023	Pending
CA	CA20032475929	2/13/03			Expected 2/13/2023	Pending
EPO	03739833.6	2/13/03	EP1481059		Expected 2/13/2023	Pending
Japan	JP20030568071T	2/13/03			Expected 2/13/2023	Pending
PCT	US91/02989	05/01/91	---			National Phase
EPO	91908963.1	05/01/91	0527839	12/02/98	05/11/2011	Issued
EPO	98200770.0	03/11/98	EP 0 866 136 B1	01/12/05	05/11/2011	Issued
Japan	3-508896	05/01/91	JP 3344584 B2	11/11/02	05/11/2011	Issued

United States patent application filed by Biosite Incorporated, February 13, 2002, relating to antibody expression technology, listing Gray, Buechler, and Veeramallu as inventors.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

* = terminal disclaimer

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Family 1 PCT/GB89/01344	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	US 6248516	6-Jun-95	19-Jun-01	19-Jun-2018
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	US 6545142	28-Nov-00	8-Apr-03	11-Sep-2010
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	US 7306907	08-Nov-02	11-Dec-07	19-Jun-2018*
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	US 20030130496	08-Nov-02	Allowed 24-Jan-08	19-Jun-2018
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	US 20040110941	08-Nov-02	Allowed 24-Jan-08	19-Jun-2018
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	AU634186B2	13-Nov-89	18-Feb-93	13-Nov-2009
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	CA2002868 C	14-Nov-89	11-May-90	14-Nov-2009
	Enkelt-domaene-ligander, receptorer omfattende disse lignader, fremgangsmaader til fremstilling af demo g anvendelse af disse ligander og receptorer (Danish)	DK 175392 B1			LAPSED

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

	Cloning immunoglobulin variable domain sequences	EP 368684 (validated in AT, BE, CH, DE, ES, FR, GB, GR, IT, LI, LU, NL, SE)	13-Nov-89	16-May-90	13-Nov-2009
	Cloning immunoglobulin variable domains for expression by polymerase	GB 8826444 A0	11-Nov-88
	Recombinant DNA method	GB 8906034 A0	16-May-89
	Antibody Binding	GB 8911047 A0	15-May-89
	Antibody Binding	GB 8912652 A0	02-Jun-89
	Antibody Binding	GB 8913900 A0	16-Jun-89
	Antibody Binding	GB 8918543 A0	15-Aug-89
	Antibody Binding	GB 899217 A0	22-Apr-89
		FI199003489			LAPSED
		JP 2919890 B2	13-Nov-89	19-Jul-99	13-Nov-2009
		JP 3502801 T2	13-Nov-89	27-Jun-91	13-Nov-2009
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	KR 184860 B1	10-Jul-90	1-Apr-99
	LIGANDER OG RESEPTORER OMFATTENDE NEVNTE LIGANDER, FREMGANGSMAATE FOR DERES FREMSTILLING OG ANVENDELSE	NO199003059	09-Jul-90	09-Jul-90
	Single domain ligands, receptors comprising said ligands, methods for their production and use of said ligands and receptors	WO9005144	13-Nov-89	17-May-90	NATIONALIZED
Family 2 PCT/US90/02890 PCT/US90/02835 PCT/US90/02836	A new method for tapping the immunological repertoire	AU 643948 B2	16-May-90	02-Dec-93	16-May-2010
	Method for isolating receptors having a preselected specificity	AU 651065B2	16-May-90	14-Jul-94	16-May-2010

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Co-expression of heteromeric receptors	AU 652539	15-May-90	01-Sep-94	15-May-2010
A method for producing polymers having a preselected activity	CA 2016841 C	15-May-90	16-Nov-90	15-May-2010
Method for tapping the immunological repertoire	CA 2016842	16-May-90	16-Nov-90	16-May-2010
Co-expression of heteromeric receptors	CA 2057923	15-May-90	17-Nov-90	15-May-2010
Co-expression of heteromeric receptors	EP 478627 (application withdrawn)	15-May-90	8-Apr-92	15-May-2010
Method for isolating receptors having a preselected specificity	EP 472638 (validated in AT, BE, CH, DE, DK, ES, FR, GB, IT, LI, LU, NL (now lapsed), SE)	16-May-90	4-Mar-92	16-May-2010
A new method for tapping the immunological repertoire	EP 425661 (validated in AT, BE, CH, DE, DK, ES, GB, IT, LI, LU, NL (now lapsed), SE)	16-May-90	8-May-91	16-May-2010
A new method for tapping the immunological repertoire	EP 1026239 A2/A3 (validated in AT, BE, CH, DE, DK, ES, FR, GB, IT, LI, LU, NL, SE)	16-May-90	09-Aug-00	16-May-2010
	FI199105411			LAPSED
Method for producing polymers having a preselected activity	GR 1002149 B	16-May-90	20-Feb-96	16-May-2010
Method for tapping the immunological repertoire	GR 1002158 B	16-May-90	23-Feb-96	16-May-2010
Method for isolating receptors having a preselected specificity	JP 3321159 B2	16-May-90	03-Sep-93	16-May-2010
A new method for tapping the immunological repertoire	JP 4500607 T2	16-May-90	06-Feb-92	16-May-2010
	JP 4506600 T2	15-May-90	19-Nov-92	15-May-2010
Method for isolating receptors having a preselected specificity	JP 5501348 T2	16-May-90	18-Mar-93	16-May-2010
Method for Exploiting Novel Immunological Repertory	JP2007185058	10-Jan-07	12-Jul-07	16-May-2010

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

	A new method for tapping the immunological repertoire	JP3992290	16-May-90	17-Oct-07	16-May-2010
	Processo de producao de um acido nucleico conservado e de um receptor codificado pelo referido acido	PT 94065 B	16-May-90	08-Jan-91	LAPSED
	Processo para a producao de vectores de and de cadeia dupla e de um sistema de clonacao compreenadendo os referidos vectores	PT 94066 B	16-May-90	31-Jan-97	16-May-2010
	Method for tapping the immunological repertoire	US 6291158	21-Aug-92	18-Sep-01	18-Sep-2018
	Method for producing polymers having a preselected activity	US 6291159	21-Aug-92	18-Sep-01	18-Sep-2018
	Method for producing polymers having a preselected activity	US 6291160	25-Nov-92	18-Sep-01	18-Sep-2018
	Method for tapping the immunological repertoire	US 6291161	4-Sep-92	18-Sep-01	*No later than 18-Sep-2018
	Method for producing polymers having a preselected activity	US 6680192	28-Nov-00	20-Jan-04	*No later than 18-Sep-2018
	Method for tapping the immunological repertoire	US 6969586	28-Nov-00	29-Nov-05	02-Jan-2010 (PTA 231 days)
	Method for tapping the immunological repertoire	US 7189841	02-Aug-04	13-Mar-07	10-Aug-2009 (PTA 86 days)
	Method for isolating receptors having a preselected specificity	WO 9014424	16-May-90	29-Nov-90	NATIONALIZED
	A new method for tapping the immunological repertoire	WO 9014430	16-May-90	29-Nov-90	NATIONALIZED
	Co-expression of heteromeric receptors	WO 9014443	15-May-90	29-Nov-90	NATIONALIZED
Family 3 PCT/GB92/00883 PCT/GB91/01134 PCT/GB92/01755 PCT/GB92/02240	Methods for producing members of specific binding pairs	AU 664155 B2	10-Jul-91	11-Nov-95	10-Jul-2011
PCT/GB93/00605 PCT/GB96/03043	Production of chimeric antibodies – a combinatorial approach	AU 665025 B2	23-Sep-92	14-Dec-95	23-Sep-2012
	Methods for producing members of specific binding pairs	AU 665190 B2	15-May-92	21-Dec-95	15-May-2012

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Production of anti-self antibodies from antibody segment repertoires and displayed on phage	AU 665221 B2	2-Dec-92	21-Dec-95	2-Dec-2012
Methods for producing members of specific binding pairs	AU 673515 B2	24-Mar-93	14-Nov-96	24-Mar-2013
Specific binding members for human carcinoembryonic antigen, materials and methods	AU 703319 B2	09-Dec-96	25-Mar-99	09-Dec-2016
Methods for producing members of specific binding pairs	CA 2086936 C	10-Jul-91	11-Jan-92	10-Jul-2011
Methods for producing members of specific binding pairs	CA 2109602 C	15-May-92	26-Nov-92	15-May-2012
Production of chimeric antibodies – a combinatorial approach	CA 2119930 C	23-Sep-92	01-Apr-93	23-Sep-2012
Production of anti-self antibodies from antibody segment repertoires and displayed on phage	CA 2124460	2-Dec-92	10-Jun-93	2-Dec-2012
Methods for producing members of specific binding pairs	CA 2131151	24-Mar-93	30-Sep-94	24-Mar-2013
Specific binding members for human carcinoembryonic antigen, materials and methods	CA2239519	09-Dec-96	12-Jun-97	09-Dec-2016
Methods for producing members of specific binding pairs	EP 585287 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LI, LU, MC, NL, SE)	15-May-92	9-Mar-94	15-May-2012
Methods for producing members of specific binding pairs	EP 589877 B2 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LI, LU, NL, SE)	10-Jul-91	6-Apr-94	10-Jul-2011
Production of chimeric antibodies - a combinatorial approach	EP 605522 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LI, LU, MC, NL, SE)	23-Sep-92	13-Jul-94	23-Sep-2012

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Production of anti-self antibodies from antibody seqment repertoires and displayed on phage	EP 616640 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE)	2-Dec-92	28-Sep-94	2-Dec-2012
Methods for producing members of specific binding pairs	EP 656941 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE)	24-Mar-93	14-Jun-95	24-Mar-2013
Phagemid-based method of producing filamentous bacteriophage particles displaying antibody molecules and the corresponding bacteriophage paricles	EP 774511 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LI, LU, NL, SE)	10-Jul-91	21-May-97	10-Jul-2011
Methods for producing members of specific binding pairs	EP844306 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LI, LU, NL, SE)	10-Jul-91	13-Sep-06	10-Jul-2011
Specific binding members for human carcinoembryonic antigen, materials and methods	EP 865492 B1 (validated in AT, BE, CH, DE, DK, ES, FI, FR, GB, IE, IT, LI, LU, MC, NL, SE)	09-Dec-96	11-Apr-01	09-Dec-2016
Phagemid-based method of producing filamentous bacteriophage particles displaying antibody molecules and the corresponding bacteriophage paricles	EP 1433846 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LI, LU, NL, SE)	10-Jul-91	04-Apr-07	10-Jul-2011
Production of anti-self antibodies from antibody seqment repertoires and displayed on phage	EP 1024191 A2/A3	2-Dec-92	31-Mar-04	2-Dec-2012 (grant intended)

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Methods for producing members of specific binding pairs	EP 1754787 A2	10-Jul-91	18-Jun-08	10-Jul-2011 (pending)
Binding substance	GB 9015198 A0
Antibodies	GB 9022845 A0
Binding substance	GB 9024503 A0
Binding substance	GB 9104744 A0
Binding substance	GB 9110549 A0
Improvement binding substances	GB 9120252 A0
Improvement binding substances	GB 9120377 A0
Binding Molecules 1	GB 9125579 A0
Binding Molecules 2	GB 9125582 A0
Binding substances	GB 9206318 A0
Binding substances	GB 9206372 A0
Specific binding members, materials and methods	GB 9525004 A0
Specific binding members, materials and methods	GB 9610824 A0
Specific binding members, materials and methods	GB 9621295 A0
Methods for producing members of specific binding pairs	JP 3176917 B2	10-Jul-91	18-Nov-93	10-Jul-2011
Methods for producing members of specific binding pairs	JP 3507073 B2 JP 5508076 T2	24-Mar-93	08-Jun-95	24-Mar-2013
Production of chimeric antibodies - a combinatorial approach	JP 3540315 B2 JP 7505055 T2	23-Sep-92	07-Jul-04	23-Sep-2012
Method for producing members of specific binding pairs	JP 6508511 T2	15-May-92	29-Sep-94	15-May-2012
Production of chimeric antibodies - a combinatorial approach	JP 6510671 T2	23-Sep-92	01-Dec-94	23-Sep-2012
Production of anti-self antibodies from antibody seqment repertoires and displayed on phage	JP 7502167 T2	2-Dec-92	09-Mar-95	2-Dec-2012
Specific binding members for human carcinoembryonic antigen, materials and methods	JP 2000504204 T2	09-Dec-96	11-Apr-00	09-Dec-2016
Method for producing members of specific binding pairs	KR 222326 B1	09-Jan-93	01-Oct-99

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Production of chimeric antibodies - a combinatorial approach	US 5565332	24-Jun-94	15-Oct-96	15-Oct-2013
Methods for producing members of specific binding pairs	US 5733743	18-Nov-94	31-Mar-98	31-Mar-2015
Methods for producing members of specific binding pairs	US 5858657	7-Jun-95	12-Jan-99	12-Jan-2016
Methods for producing members of specific binding pairs	US 5871907	31-Mar-94	16-Feb-99	12-Jan-2016
Speific binding members, materials and methods	US 5872215	23-May-96	16-Feb-99	2-Dec-2012
Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 5885793	26-Oct-94	23-Mar-99	23-Mar-2016
Methods for producing recombinant vectors	US 5962255	5-Dec-94	5-Oct-99	*No later than 05-Oct-2016
Methods for producing members of specific binding pairs	US 5969108	8-Jan-93	19-Oct-99	19-Oct-2016
Methods for producing members of specific binding pairs	US 6140471	30-Mar-98	31-Oct-00	24-Mar-2013
Methods for producing members of specific binding pairs	US 6172197	7-Jun-95	9-Jan-01	*No later than 19-Oct-2016
Methods for producing members of specific binding pairs	US 6225447	17-Jun-98	1-May-01	*No later than 15-May-2012
Methods for producing members of specific binding pairs	US 6291650	25-Jun-98	18-Sep-01	*No later than 15-May-2012
Methods for producing members of specific binding pairs	US 6492160	25-Jun-98	10-Dec-02	*No later than 15-May-2012
Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 6521404	20-Nov-98	18-Feb-03	*
Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 6544731	20-Nov-98	08-Apr-03	*
Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 6555313	16-May-00	29-Apr-03	*

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

	Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 6582915	20-Nov-98	24-Jun-03	*
	Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 6593081	21-Mar-00	15-Jul-03	*
	Methods for producing members of specific binding pairs	US 6806079	20-Nov-98	19-Oct-04	*
	Methods for producing members of specific binding pairs	US 6916605	20-Nov-98	12-Jul-05	*
	Methods for producing members of specific binding pairs	US 7063943	20-Nov-98	20-Jun-06	8-Jan-2013
	Production of anti-self antibodies from antibody segment repertoires and displayed on phage	US 7195866	19-Dec-02	27-Mar-07	*
	Methods for producing members of specific binding pairs	US20040157214	18-Mar-04	12-Aug-04	PENDING
	Methods for producing members of specific binding pairs	US20040157215	18-Mar-04	12-Aug-04	PENDING
	Methods for producing members of specific binding pairs	WO 9201047	10-Jul-91	23-Jan-92	NATIONALIZED
	Methods for producing members of specific binding pairs	WO 9220791	15-May-92	26-Nov-92	NATIONALIZED
	Production of chimeric antibodies – a combinatorial approach	WO 9306213	23-Sep-92	01-Apr-93	NATIONALIZED
	Production of anti-self antibodies from antibody segment repertoires and displayed on phage	WO 9311236	02-Dec-92	10-Jun-93	NATIONALIZED
	Methods for producing members of specific binding pairs	WO 9319172	24-Mar-93	30-Sep-93	NATIONALIZED
	Specific binding members of human carcinoembryonic	WO 9720932	09-Dec-96	12-Jun-97	NATIONALIZED
Family 4 PCT/GB92/01483	Treatment of cell populations	AU 665365	10-Aug-92	04-Jan-96	10-Aug-2012

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX
PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

	Treatment of cell populations	EP 597960 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LI, LU, MC, NL, SE)	10-Aug-92	25-May-94	10-Aug-2012
	Recombinant DNA method	GB 9117352 A0
	Recombinant DNA method	GB 9212419 A0
	Treatment of cell populations	JP 6509473 T2	10-Aug-92	27-Oct-97	10-Aug-2012
	In situ recombinant PCR within single cells	US 5830663	13-Jul-94	3-Nov-98	3-Nov-2015
	Treatment of cell populations	WO 9303151	10-Aug-92	18-Feb-93	NATIONALIZED
Family 5 PCT/GB94/01422	SBP members with a chemical moiety covalently bound within the binding site; production and selection thereof	AU 691817 B2	30-Jun-94	28-May-98	30-Jun-2014
	SBP members with a chemical moiety covalently bound within the binding site; production and selection thereof	AU 7006894	30-Jun-94	24-Jan-95	30-Jun-2014
	SBP members with a chemical moiety covalently bound within the binding site; production and selection thereof	EP 706569 (validated in AT, BE, CH, DE, DK, ES, FR, GB, IE, IT, LI, LU, MC, NL, SE)	30-Jun-94	17-Apr-96	30-Jun-2014
	Chemisynthetic libraries	GB 9313509 A0
	SBP members with a chemical moiety covalently bound within the binding site; production and selection thereof	JP 9500016 T2	30-Jun-94	07-Jan-97	30-Jun-2014
	Bacteriophage library displaying immunoglobulin repertoires with a chemical moiety covalently bound within the binding site: production and selection thereof	US 6017732	04-Sep-97	25-Jan-00	25-Jan-2017

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

	SBP members with a chemical moiety covalently bound within the binding site; production and selection thereof	WO 9501438	30-Jun-94	12-Jan-95	NATIONALIZED
Family 6 PCT/GB94/02662	Improved method for the refolding of proteins	AU 674568	04-Feb-94	02-Jan-97	04-Feb-2014
	Retargeting antibodies	AU 680685	16-Sep-94	07-Aug-97	16-Sep-2014
	Recombinant binding proteins and peptides	AU 690171	05-Dec-94	23-Apr-98	05-Dec-2014
	Multivalent and multispecific binding proteins, their manufacture and use	AU 690528	03-Dec-93	30-Apr-98	03-Dec-2013
	Improved method for the refolding of proteins	CA 2155335 C	04-Feb-94	18-Aug-94	04-Feb-2014
	Multivalent and multispecific binding proteins, their manufacture and use	CA2150262	03-Dec-93	23-Jun-94	03-Dec-2013
	Retargeting antibodies	CA2169620	16-Sep-94	30-Mar-95	16-Sep-2014
	Recombinant binding proteins and peptides	CA2177367	05-Dec-94	08-Jun-95	05-Dec-2014
	Multivalent and multispecific binding proteins, their manufacture and use	EP 672142 B1 (Validated in AT, BE, CH, DE, DK, ES, FR, GB, IE, IT, LI, LU, MC, NL, SE; MC, LU lapsed)	03-Dec-93	20-Sep-95	03-Dec-2013
	Improved method for the refolding of proteins	EP 686162 B1 (validated AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE; GR, PT, LU, MC lapsed)	04-Feb-94	13-Dec-95	04-Feb-2014

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX
PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Retargeting antibodies	EP 720624 B1 (validated in AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE)	16-Sep-94	10-Jul-06	16-Sep-2014
Recombinant binding proteins and peptides	EP 731842 A1 (application withdrawn)	5-Dec-94	18-Sep-96	5-Dec-2014 WITHDRAWN
Parannettu proteiinien laskostamismenetelma forbattrat forfarande for veckning av proteiner (Swedish)	FI 113272 B1
Binding proteins	GB 9225453
Improvements in or relating to binding proteins	GB 9300816
Binding proteins IV	GB 9319969
Recombinant binding proteins and peptides	GB 9412147
Retargeting antibodies	GB 9412166
JP 3695467
Multivalent and multispecific binding proteins, their manufacture and use	JP 3720353	03-Dec-93	24-Nov-05	03-Dec-2013
Multivalent and multispecific binding proteins, their manufacture and use	JP 8504100	03-Dec-93	07-May-96	03-Dec-2013
Improved method for the refolding of proteins	JP 8506243	04-Feb-94	09-Jul-96	04-Feb-2014
Retargeting antibodies	JP 9503759	16-Sep-94	15-Apr-97	16-Sep-2014
Recombinant binding proteins and peptides	JP 9506508	05-Dec-94	30-Jun-97	05-Dec-2014

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

	Fremgangsmate til refolding av proteiner (Norwegian)	NO 316274
	Interative method of at least three cycles for the refolding of proteins	US 5739281	06-Jun-95	14-Apr-98	06-Jun-2015
	Multivalent and multispecific binding proteins, their manufacture and use	US 5837242	14-May-96	17-Nov-98	03-Dec-2013
	Interative method of at least five cycles for the refolding proteins	US 5917018	18-Sep-95	29-Jun-99	04-Feb-2014
	Recombinant binding proteins and peptides	US 6010884	29-May-96	04-Jan-00	EXPIRED DUE TO NONPAYMENT OF MAINTENANCE
	Multivalent and multispecific binding proteins, their manufacture and use	US 6492123	03-Sep-98	10-Dec-02	03-Dec-2013
	Retargeting antibodies	US 6589527 (con of PCT filed 16-Sep-94)	33-Mar-96	08-Jul-03	16-Sep-2014
	Multivalent and multispecific binding proteins, their manufacture and use	US 7122646	20-Sep-02	17-Oct-06	03-Dec-2013
	Multivalent and multispecific binding proteins, their manufacture and use	WO 9413804	03-Dec-93	23-Jun-94	NATIONALIZED
	Improved method for the refolding of proteins	WO 9418227	04-Feb-94	18-Aug-94	NATIONALIZED
	Retargeting antibodies	WO 9508577	16-Sep-94	30-Mar-95	NATIONALIZED
	Recombinant binding proteins and peptides	WO 9515388	05-Dec-94	08-Jun-95	NATIONALIZED
Family 7 PCT/GB97/01835	Labelling and selection of molecules	AU 715796	08-Jul-97	10-Feb-00	08-Jul-2017
	Labelling and selection of molecules	AU3452797	08-Jul-97	02-Feb-98	08-Jul-2017

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

CAT PATENTS LICENSED TO DYAX

PRIORITY	TITLE	PATENT	FILING DATE	PUB OR ISSUE DATE	EXPIRATION

Labelling and selection of molecules	EP 906571 (validated in DE, FR, SE, NL; appears to have lapsed in 2003 in AT, BE, CH, DK, ES, FI, GR, IE, IT, LI, LU, MC, PT)	08-Jul-97	07-Apr-99	08-Jul-2017
Labelling and selection of molecules	EP 1353180 (validated DE, FR, NL, SE; appears to have lapsed in NL and SE)	08-Jul-97	15-Oct-03	08-Jul-2017
Labelling and selection of specific binding molecules	GB 9614292
Labelling and selection of specific binding molecules	GB 9624880
Labelling and selection of specific molecules	GB 9712818
Labelling and selection of molecules	GB 9714397 (GB2315125)	08-Jul-97	21-Jan-98	08-Jul-2017
Labelling and selection of molecules	GB9900205 (GB 2330909)	08-Jul-97	05-May-99	08-Jul-2017
Labelling and selection of molecules	JP 2000517046	08-Jul-97	19-Dec-00	08-Jul-2017
Labelling and selection of molecules	US 5994519	08-Jul-97	30-Nov-99	08-Jul-2017
Labelling and selection of molecules	US 6180336	17-Aug-98	20-Jan-01	08-Jul-2017
Labelling and selection of molecules	US 6342588	16-Aug-99	29-Jan-02	08-Jul-2017
Labelling and selection of molecules	US 6489123	23-Jan-01	3-Dec-02	08-Jul-2017
Labelling and selection of molecules	WO 981757	08-Jul-97		NATIONALIZED

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

DOMANTIS PATENT RIGHTS - LICENSED TO DYAX

COUNTRY	FILING DATE	FILING NO.	PUB DATE	PUB NO.	ISSUE DATE	PATENT	STATUS	EXPIRATION
AU	10/20/1998	95487/98	05/10/1999	AU9548798A1	09/19/2002	AU0748223B2	GRANTED	10/20/2018
CA	10/20/1998	2308791	04/29/1999	CA2308791AA			PENDING	10/20/2018
EP	10/20/1998	98949106.3	08/09/2000	EP1025218A1			PENDING	Will be 10/20/2018
EP	05/17/2004	4076441.7	11/24/2004	EP1479771A2			PENDING	Will be 10/20/2018
JP	10/20/1998	2000-517070	10/20/2001	JP2001520397T2			PENDING	Will be 10/20/2018
US	11/17/1998	09/192854	06/06/2002	US22068276A1	02/24/2004	US6696245	GRANTED	11/17/2018
US	02/24/2000	09/511939			01/25/2005	US6846634	GRANTED	10/20/2018
US	10/20/1998	09/968744	08/07/2003	2003-0148372A1			PENDING	Depends on outcome of prosecution
US	10/20/1998	09/968561	11/07/2002	2002-0164642 A1			PENDING	Depends on outcome of prosecution
				2004-0038921 A2
				REPUBLISHED
US	04/27/2005	11/115682	09/15/2005	2005-0202512A1			PENDING	Depends on outcome of prosecution
US	09/01/2006	11/469556	05/17/2007	2007-0111282			PENDING	Depends on outcome of prosecution

AU	05/13/1999	39413/99	11/19/1999	AU3941399A1	07/03/2003	AU0762814B2	GRANTED	05/13/2019
CA	05/13/1999	2328422	11/18/1999	CA2328422AA			PENDING	Will be 05/13/2019
GB	05/13/1999	227323.3			12/31/2002	GB2379933B	GRANTED	05/13/2019
EP	05/13/1999	99922306.8	02/28/2001	EP1078051A2			PENDING	Will be 05/13/2019
JP	05/13/1999	2000-548446	05/21/2002	JP2002514413T2			PENDING	Will be 05/13/2019 Will be 05/13/2019
NO	11/08/2000	20005628	01/12/2001	NO20005628A			PENDING	Will be 05/13/2019
US	11/10/2000	09/710444					PENDING	Depends on outcome of prosecution

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

GENENTECH PATENT RIGHTS - LICENSED TO DYAX

Country	Status	Appln. No.	Appln. Date	Patent No.	Granted	Expiration Date

Austria	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Belgium	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Canada	PEN	2095633	Dec 03 1991			Dec 03 2011
Switzerland	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Germany	GRA	92902109.5	Dec 03 1991	69129154.3	Mar 25 1998	Dec 03 2011
Denmark	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
European Patent	NAT	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Spain	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
France	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
United Kingdom	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Greece	GRA	92902109.5	Dec 03 1991	3026468	Mar 25 1998	Dec 03 2011
Italy	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Japan	GRA	502710/92	Dec 03 1991	3267293	Jan 11 2002	Dec 03 2011
Luxembourg	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Monaco	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Netherlands	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
Sweden	GRA	92902109.5	Dec 03 1991	0564531	Mar 25 1998	Dec 03 2011
United States of America	GRA	08/050058	Apr 30 1993	5750373	May 12 1998	May 12 2015
PCT	NAT	PCT/US91/09133	Dec 03 1991
Japan	PEN	256931/01	Aug 27 2001
Japan	PEN	256932/2001	Aug 27 2001
United States of America	GRA	08/463587	Jun 05 1995	5821047	Oct 13 1998	May 12 2015
United States of America	GRA	08/923854	Sep 03 1997	6040136	Mar 21 2000	Dec 03 2010
United States of America	PEN	09/717641	Nov 21 2000
United States of America	GRA	08/418928	Apr 05 1995	5780279	Jul 14 1998	May 12 2015
United States of America	GRA	08/441871	May 16 1995	5846765	Dec 08 1998	Dec 08 2015

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

KANG, BARBAS, AND LERNER (SCRIPPS) PATENTS

US 5,658,727
EP 0 580 737
WO 92/18619

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents
XOMA PATENT RIGHTS - LICENSED TO DYAX

PRIORITY		TITLE	SERIAL	PATENT	EXPIRES
PCT/US86/02269 (WO8702671), October 27, 1986 which is a continuation-in-part of U.S. Application No. 06/793,980 filed November 1, 1985 (abandoned).
	AU	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	65981/86	Issued 606,320 Expired	October 27, 2006
	DK	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	3385/87	Issued PR 175680 B1 Expired	October 27, 2006
	TW	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	75105650	Expired	October 27, 2006
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	06/793,980	Abandoned
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	U.S. National Phase of PCT/US86/02269	Abandoned

PCT/US88/02514 (WO8900999), filed July 25, 1988, which corresponds to U.S. Application No. 07/077,528, which is a continuation-in-part PCT/US86/02269 (abandoned), which is a continuation-in-part of U.S. Application No. 06/793,980 (abandoned).

	AU	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	23244/88	Issued 632,462	July 25, 2008
	CA	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	572,398	Granted 1,341,235	July 25, 2008
	DK	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	192/90	Granted 174824	July 25, 2008
	DK	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	200301155	Granted PR 175654 B1	July 25, 2008
	DK	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	200301156	Granted PR 175581 B1	July 25, 2008
	EP	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use (AT, BE, FR, DE, IT, LU, NL, SE, CH, LI, GB)	EP 88907510.7	Granted EP 0371998	July 25, 2008
	EP	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use (AT, BE, FR, DE, IT, LU, NL, SE, CH, LI, GB)	EP 93100041.8	Granted EP 0550400	July 25, 2008
	EP	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use (AT, BE, FR, DE, IT, LU, NL, SE, CH, GB, LI)	EP 95119798.7	Granted EP 0731167	July 25, 2008
	JP	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	506481/88	Granted 2991720	July 25, 2008
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	07/077,528	Abandoned

Based on U.S. Application No. 07/501,092 filed March 29, 1990, which is a continuation-in-part of U.S. Application No. 07/077,528; and of U.S. Application No. 07/142,039
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	07/501,092	Abandoned

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

XOMA PATENT RIGHTS (…CONTINUED)
PRIORITY		TITLE	SERIAL	PATENT	EXPIRES
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	07/987,555	Abandoned
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	07/870,404	Abandoned
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/020,671	Abandoned
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	09/722,425	Abandoned
	*US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	09/722,315	Abandoned
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/235,225	5,618,920	April 8, 2014
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/299,085	5,595,898	January 21, 2014
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/472,691	6,204,023	December 2, 2014
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/467,140	5,698,435	January 21, 2014
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/450,731	5,693,493	December 2, 2014
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	08/466,203	5,698,417	December 2, 2014
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	10/040,945	Abandoned
	US	Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use	11/582,563	Pending

Based on PCT/US86/00131 (WO8604356), filed January 24, 1986, which is a continuation-in-part of U.S. Application No. 06/695,309 filed January 28, 1985 (abandoned).	PCT	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques
	EP	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques (AT, BE, FR, DE, IT, LU, NL, SE, CH, LI, GB)	EP 86900983.7	Granted EP 0211047 Expired	January 24, 2006
	FI	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	863891	Granted 94774 Expired	January 24, 2006
	JP	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	500818/86	Granted 2095930 Expired	January 24, 2006
	JP	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	094753/94	Granted 2121896 Expired	January 24, 2006
	NO	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	863806	Granted 175870 Expired	January 24, 2006
	*US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	06/695,309	Abandoned
	*US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	06/797,472	Abandoned

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

XOMA PATENT RIGHTS (…CONTINUED)
PRIORITY		TITLE	SERIAL	PATENT	EXPIRES
	US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	07/474,304	Granted 5,028,530 Expired	July 2, 2007
	US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	07/637,199	Granted 5,206,154 Expired	Expired due to nonpayment of maintenance fees
	US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	08/010,672	Granted 5,344,765 Expired	January 25, 2005
	US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	08/016,303	Granted 5,357,044 Expired	Expired due to nonpayment of maintenance fees
	*US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	08/248,889	Abandoned
	*US	AraB Promoters and Method of Producing Polypeptides, Including Cecropins, by Microbiological Techniques	08/296,137	Abandoned

Based on U.S. Application No. 07/142,039 filed January 11, 1988 and PCT/US89/00077 (WO8906283), filed January 9, 1989.	PCT	Novel Plasmid Vector with Pectate Lyase Signal Sequence
	AU	Novel Plasmid Vector with Pectate Lyase Signal Sequence	29377/89	Issued/627443	January 9, 2009
	CA	Novel Plasmid Vector with Pectate Lyase Signal Sequence	587,885	1,338,807	January 9, 2009
	EP	Novel Plasmid Vector with Pectate Lyase Signal Sequence (AT, BE, FR, DE, IT, LU, NL, SE, CH, LI, GB)	EP 89901763.6	Granted EP 0396612	January 9, 2009
	JP	Novel Plasmid Vector with Pectate Lyase Signal Sequence	501661/89	Granted 2980626	January 9, 2009
	*US	Novel Plasmid Vector with Pectate Lyase Signal Sequence	07/142,039	Abandoned
	US	Novel Plasmid Vector with Pectate Lyase Signal Sequence	08/472,696	5,846,818	November 19, 2013
	US	Novel Plasmid Vector with Pectate Lyase Signal Sequence	08/357,234	5,576,195	November 19, 2013

*Cases abandoned in favor of a continuing application.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents
IP JOINTLY-OWNED BY DYAX AND DYAX PARTNERS UNDER CERTAIN
FUNDED RESEARCH AGREEMENTS

AZ APPLICATIONS (ANTIBODIES)
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION
AZ-03-01-CIP-PCT-AR	AR	04 01 04408		1890266A	Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-AU	AU	2004293180			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-BD	BD	277/2004	1004419		Antibodies	ISSUED	8 /13/2006	11/26/2020
AZ-03-01-CIP-PCT-BR	BR	PI0417023-7			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CA	CA	PCT/EP04/013426			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CL	CL	2004-3047			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CN	CN	200480035257.5			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-CO	CO	06062058			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-EG	EG	493/200600			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-EP	EP	04819225.6		EP1687336	Antibodies	PUBLISHED		11/26/2024
AZ-03-01-CIP-PCT-GB	GB	0426043.6		GB2408508	Antibodies	PUBLISHED		11/26/2024
AZ-03-01-CIP-PCT-GC	GC	GCC/P/2004/4030			Antibodies	PENDING		11/26/2020
AZ-03-01-CIP-PCT-ID	ID	W-00 2006 01433			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-IL	IL	175608			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-IN	IN	3699			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-JP	JP	2006-540392		2008-502311	Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-KR	KR	10-2006-7010370			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-MT	MT	2503	2503		Antibodies	ABANDONED	6 /2 /2005	9 /13/2008
AZ-03-01-CIP-PCT-MX	MX	PCT/EP04/013426			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-MY	MY	PI 20044918			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-NO	NO	20063026			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-NZ	NZ	546935			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-PH	PH	PCT/EP04/013426			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-PK	PK	0948/04			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-RU	RU	2006122946			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-SG	SG	200603049-8			Antibodies	PENDING		11/26/2024
AZ-03-01-CIP-PCT-TH	TH	095716			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-TW	TW	093136755		200530267	Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-UA	UA	200607109			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-PRV	US	60/525,174			Antibodies	PENDING
AZ-03-01-CIP-PCT-US	US	10/579,445	7,612,179		Antibodies	ISSUED	11/3 /2009	11/26/2024
AZ-03-01-CIP-PCT-US CON1	US	12/585,180	8,058,016		ANTIBODIES BINDING TO A C-TERMIANL FRAGMENT OF APOLIPOPROTEIN E"	ISSUED	11/15/2011	11/26/2024
AZ-03-01-CIP-PCT-UY	UY	28.641		UY28641	Antibodies	ABANDONED		9 /13/2008
AZ-03-01-CIP-PCT-VE	VE	2004-002036			Antibodies	ABANDONED		9 /13/2008
AZ-03-01-PCT	WO	PCT/EP04/013426		WO05/051998	Antibodies	NAT PHASE		7 /7 /2005
AZ-03-01-CIP-PCT-ZA	ZA	2006/03671			Antibodies	PENDING		11/26/2024

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

EPIX (FIBRIN)
MATTER		SERIAL	PATENT	PUBL	TITLE	STATUS	ISSUE	EXPIRATION
077AT1	AT	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077AU1	AU	66122/00	768859		BINDING MOIETIES FOR FIBRIN	ISSUED	4 /29/2004	7 /28/2020
077AU2	AU	2004201485	2004201485		BINDING MOIETIES FOR FIBRIN	ISSUED	11/22/2007	7 /28/2020
077BE1	BE	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077CA1	CA	2376245			BINDING MOIETIES FOR FIBRIN	PENDING		7 /28/2020
077CH1	CH	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077CY1	CY	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		3 /25/2009
077DK1	DK	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077EP1	EP	00953721.8		EP1203026	BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077ES1	ES	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077FI1	FI	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077FR1	FR	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077GB1	GB	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077GR1	GR	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077IE1	IE	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077IT1	IT	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077JP1	JP	2001-513994			BINDING MOIETIES FOR FIBRIN	PENDING		7 /28/2020
077LI1	LI	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077LU1	LU	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077MC1	MC	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077NL1	NL	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077PT1	PT	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077SE1	SE	00953721.8			BINDING MOIETIES FOR FIBRIN	ABANDONED		2 /25/2009
077TW1	TW	089115153	I 290146		BINDING MOIETIES FOR FIBRIN	ISSUED	11/21/2007	7 /28/2020
077P01	US	60/146,425			BINDING MOIETIES FOR FIBRIN	EXPIRED		7 /29/2000
077001	US	09/627,806			BINDING MOIETIES FOR FIBRIN	ABANDONED		10/20/2008
077002	US	10/649,229		US 2005-0261472 A1	BINDING MOIETIES FOR FIBRIN	ABANDONED		4 /3 /2009
077WO1	WO	PCT/US00/20612		WO01/09188	BINDING MOIETIES FOR FIBRIN	NAT PHASE

EPIX (COLLAGEN)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

008P01	US	PRV	60/755,710			COLLAGEN BINDING PEPTIDES	EXPIRED	12/29/2006
008P02	US	PRV	60/844,768			COLLAGEN BINDING PEPTIDES	EXPIRED	9 /16/2007

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents
EPIX (COLLAGEN)
MATTER	TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

008001	US	UTL	11/618,564		20070293656	COLLAGEN BINDING PEPTIDES	ABANDONED	9 /17/2009
012001	US	UTL	11/618,458	8,034,898	20080044360	METHODS OF COLLAGEN IMAGING	ISSUED	12/29/2025
009001	US	UTL	11/618,556		20080058636	METHODS OF MYOCARDIAL IMAGING	ABANDONED	9 /18/2009
009WO1	WO	UTL	PCT/US2006/062760		WO07084264	METHODS FOR MYOCARDIAL IMAGING	PUBLISHED
009P01	US	PRV	60/755,709			AGENTS AND METHODS FOR CALLAGEN AND MYOCARDIAL IMAGING	EXPIRED	12/29/2006
009PO2	US	PRV	60/845,118			COLLAGEN BINDING PEPTIDES	EXPIRED	12/29/2006

HUMAN GENOME SCIENCE, INC. (BLYS)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

078AU1	AU	UTL	2001285066	2001285066	2001285066	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	ISSUED	8 /17/2021
078CA1	CA	UTL	2418006			BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	PENDING	8 /17/2021
078EP1	EP	UTL	01964181.0		EP1339746	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	PUBLISHED	8 /17/2021
078EP2	EP	UTL	06005641.3		EP1674477	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	PUBLISHED	8 /17/2021
078JP1	JP	UTL	2002-521507		P2004-532604A	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	PUBLISHED	8 /17/2021
078P01	US	PRV	60/226,489			BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	EXPIRED	8 /18/2001
078001	US	UTL	09/932,322	7,118,872	US 2003-0194743 A1	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	ISSUED	8 /18/2020
078WO1	WO	UTL	PCT/US01/25891		WO02/16412	BINDING POLYPEPTIDES FOR B LYMPHOCYTE STIMULATOR PROTEIN (BLYS) APRIL 9, 2009 ASKED KHOOVER AT HGS IF THEY APPROVE OF ABANDONMENT OF AU/CA/EP	NAT PHASE	1 /5 /2010
080AU1	AU	UTL	PCT/US01/25850		AU8830101 A	BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS)	PENDING	8 /17/2021
080P01	US	PRV	60/266,489			BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS)	EXPIRED	8 /18/2001
080001	US	UTL	09/932,613		20030091565	BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS)	ABANDONED	11/30/2005

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents
HUMAN GENOME SCIENCE, INC. (BLYS)
MATTER	TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

080002	US	UTL	11/232,439	US20060084608	BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS)	ABANDONED	5 /17/2010
080WO1	WO	UTL	PCT/US01/25850	WO0216411	BINDING POLYPEPTIDES AND METHODS BASED THEREON (HGS)	NAT PHASE

WYETH (FACTOR VIII)
MATTER	TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

099001	US	UTL	09/224,785	6,197,526		POLYPEPTIDES FOR BINDING HUMAN FACTOR VIII AND FRAGMENTS OF HUMAN FACTOR VIII	ISSUED	1 /4 /2019
099002	US	UTL	09/756,594	6,492,105	20010014456	POLYPEPTIDES FOR BINDING HUMAN FACTOR VIII AND FRAGMENTS OF HUMAN FACTOR VIII	ISSUED	2 /18/2019
099AT2	AT	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099AU1	AU	UTL	25982/00	769745	769745	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099AU2	AU	UTL	2004201830	2004201830		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099BE2	BE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099CA1	CA	UTL	2354599			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING	1 /3 /2020
099CH2	CH	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099DE2	DE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099DK2	DK	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099EP1	EP	UTL	00904186.4		EP1147128	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ABANDONED	5 /2 /2006
099EP2	EP	UTL	06009040.4	EP1705183	EP1705183	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099EP3	EP	UTL	09155033.5		EP2090582	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED	1 /3 /2020
099EP5	EP	UTL	10182747.5		EP2301953	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED	1 /3 /2020
099EP6	EP	UTL	10182741.8		EP2298791	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED	1 /3 /2020
099ES2	ES	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099FI2	FI	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099FR2	FR	UTL	06009040.4			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING	1 /3 /2020
099GB2	GB	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099GR2	GR	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099HK1	HK	UTL	02100182.6			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING	1 /3 /2020

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

WYETH (FACTOR VIII)
MATTER	TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

099HK2	HK	UTL	07100794.1	HK1093750		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099HK3	HK	UTL	09110140.9		EP2090582A	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED	1 /3 /2020
099HK5	HK	UTL	11109350.2			BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PENDING	1 /3 /2020
099IE2	IE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099IT2	IT	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099JP1	JP	UTL	2000-592310	4733272	P2002-536297A	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099JP2	JP	UTL	2010-108017		2010-254694	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	PUBLISHED	1 /3 /2020
099LI2	LI	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099LU2	LU	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099MC2	MC	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099NL2	NL	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099PT2	PT	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099SE2	SE	UTL	06009040.4	EP1705183		BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /3 /2020
099WO1	WO	UTL	PCT/US00/00043		WO00/40602	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	NAT PHASE
100001	US	UTL	10/272,497	7,112,438	US 2003-0165822 A1	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	1 /4 /2019
100002	US	UTL	11/345,031	7,691,565	US 2006-0193829 A1	BINDING MOLECULES FOR HUMAN FACTOR VIII AND FACTOR VIII-LIKE PROTEINS	ISSUED	2 /18/2019
100003	US	UTL	12/692,353	8,058,017	20100292440	BINDING MILECULES FOR HUMAN FACTOR VIII and FACTOR VIII-LIKE PROTEINS	ISSUED	1 /4 /2019
100004	US	UTL	13/243,761			BINDING MILECULES FOR HUMAN FACTOR VIII and FACTOR VIII-LIKE PROTEINS	PENDING	4 /21/2018

BRACCO (MULTIVALENT CONSTRUCTS)
MATTER	TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

57637/01194	AU	UTL	2003276884	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01190	AU	UTL	2003228276	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/1603 AU	AU	UTL	2005328644	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01187	CA	UTL	2477935	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01193	CA	UTL	2512780	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/1600	CA	UTL	PCT/US05/28127	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	8 /9 /2025

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

BRACCO (MULTIVALENT CONSTRUCTS)
MATTER	TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION

57637/1601 EP	EP	UTL	05857561.4		WO2006096207	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01192	EP	UTL	03815479.5		EP1587523	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01188	EP	UTL	03726024.7		EP1482987	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	3 /3 /2023
57637/01191	HK	UTL	05104699.1		1071999A	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/1602 JP	JP	UTL	PCT/US05/28127			MULTIVALENT CONSTRUCVTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01189	JP	UTL	2003-581813			MULTIVALENT CONSTRUCVTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01180	US	PRV	60/360,821			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	EXPIRED	3 /1 /2003
57637/01181	US	PRV	60/440,201			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	EXPIRED	10/10/2010
57637/01182	US	UTL	10/379,287	7,211,240	US2004-0018974-A1	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	ISSUED	10/10/2010
57637/01185	US	UTL	10/661,032	7,261,876	US20050027105 A9	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	ISSUED	10/10/2010
57637/01186	US	UTL	10/916,155		US2005-0147555-A1	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01196	US	UTL	11/624,894			MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING	10/10/2010
57637/01195	WO	UTL	PCT/US05/28127			MULTIVALENT CONSTRUCVTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	PENDING
57637/01184	WO	UTL	PCT/US03/28838		WO2004/064595 A2	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	NAT PHASE
57637/01183	WO	UTL	PCT/US03/06656		WO03084574	MULTIVALENT CONSTRUCTS FOR THERAPEUTIC AND DIAGNOSTIC APPLICATIONS	NAT PHASE

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u) (ii)

All LFRP Patents

BRACCO (KDR/VEGF)
MATTER		TYPE	SERIAL	PATENT	PUBL	TITLE	STATUS	EXPIRATION
D0617.70011AU00	AU	UTL	2003213730			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	ABANDONED	2 /7 /2009
D0617.70011AU00	AU	UTL	2003278807			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	LAPSED	2 /7 /2009
D0617.70011CA00	CA	UTL	2477836			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	PENDING	4 /17/2009
D0617.70011EP00	EP	UTL	03711418.8		1572724	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY [2005/37]	PENDING	4 /17/2009
D0617.70011EP01	EP	UTL	08008365.2		EP2014310	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY [2005/37]	PENDING	4 /17/2009
D0617.70011JP00	JP	UTL	2003-572527		2006-514915	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	PENDING	2 /7 /2009
D0617.70011US00	US	PRV	60/360,851			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	EXPIRED	4 /17/2009
D0617.70011US01	US	UTL	60/440,411			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	EXPIRED	4 /17/2009
D0617.70011US02	US	UTL	10/382,082			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	PENDING	4 /17/2009
D0617.70011WO00	WO	UTL	PCT/US03/06731		WO03074005-A2	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY	NAT PHASE	4 /17/2009
D0617.70012AU00	AU	UTL	2003278807			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70012CA00	CA	UTL	2513044			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70012EP00	EP	UTL	03770325.3		EP1587944	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70012US00	US	UTL	10/661,156		20050100963-A1	KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY ..ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	10/7 /2010
D0617.70012WO00	WO	UTL	PCT/US03/28787			KDR AND VEGF/KDR BINDING PEPTIDES AND THEIR USE IN DIAGNOSIS AND THERAPY .....ABANDONED PER BRACCO AMENDMENT DATED FEBRUARY 2009	ABANDONED	2 /13/2009
D0617.70014US00	US	UTL	10/939,890		20050250700-A1	KDR AND VEGF/KDR BINDING PEPTIDES	ABANDONED	11/16/2006
D0617.70014WO00	WO	UTL	PCT/US05/032740		WO06031885	KDR AND VEGF/KDR BINDING PEPTIDES	ABANDONED	1 /7 /2007

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(u)(iii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (u)(iv)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(u)(vii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(u)(viii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(u)(ix)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(u)(x)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(u)(xi)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (v) (i)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(v)(iii)

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(v)(v)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(v)(vi)

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(v)(vii)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (v) (viii)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01 (v)(x)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(v)(xi)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 8.01(w)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Schedule 10.03(a)

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Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.